================================================================================

                                  $700,000,000


                                CREDIT AGREEMENT


                                      among


                         DOBSON CELLULAR SYSTEMS, INC.,
                                  as Borrower,


                        DOBSON COMMUNICATIONS CORPORATION
                          DOBSON OPERATING CO., L.L.C.,
                                  as Guarantors


                               The Several Lenders
                         from Time to Time Party Hereto,


                            LEHMAN BROTHERS INC. and
                            BEAR, STEARNS & CO. INC.,
                 as Joint Lead Arrangers and Joint Book Runners,


                      BEAR STEARNS CORPORATE LENDING INC.,
                              as Syndication Agent

                      MORGAN STANLEY SENIOR FUNDING, INC.,
                     as Co-Arranger and Documentation Agent,


                                       and


                          LEHMAN COMMERCIAL PAPER INC.,
                             as Administrative Agent


                          Dated as of October 23, 2003

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
                                TABLE OF CONTENTS

SECTION  1.           DEFINITIONS..........................................................1

         1.1      Defined Terms............................................................1

         1.2      Other Definitional Provisions...........................................24

SECTION  2.           AMOUNT AND TERMS OF COMMITMENTS.....................................25

         2.1      Term Loan Commitments...................................................25

         2.2      Procedure for Term Loan Borrowing.......................................25

         2.3      Repayment of Term Loans.................................................25

         2.4      Revolving Credit Commitments............................................26

         2.5      Procedure for Revolving Credit Borrowing................................26

         2.6      Swing Line Commitment...................................................27

         2.7      Procedure for Swing Line Borrowing; Refunding of Swing Line Loans.......27

         2.8      Repayment of Loans; Evidence of Debt....................................28

         2.9      Commitment Fees, etc....................................................29

         2.10     Termination or Reduction of Revolving Credit Commitments................29

         2.11     Optional Prepayments....................................................29

         2.12     Mandatory Prepayments...................................................30

         2.13     Conversion and Continuation Options.....................................31

         2.14     Minimum Amounts and Maximum Number of Eurodollar Tranches...............31

         2.15     Interest Rates and Payment Dates........................................31

         2.16     Computation of Interest and Fees........................................32

         2.17     Inability to Determine Interest Rate....................................32

         2.18     Pro Rata Treatment and Payments.........................................33

         2.19     Requirements of Law.....................................................34

         2.20     Taxes...................................................................35

         2.21     Indemnity...............................................................36

         2.22     Illegality..............................................................37

         2.23     Change of Lending Office................................................37

         2.24     Replacement of Lenders under Certain Circumstances......................37

SECTION  3.           LETTERS OF CREDIT...................................................37

         3.1      L/C Commitment..........................................................37

         3.2      Procedure for Issuance of Letter of Credit..............................38

         3.3      Fees and Other Charges..................................................38

         3.4      L/C Participations......................................................38

         3.5      Reimbursement Obligation of the Borrower................................39

         3.6      Obligations Absolute....................................................40

         3.7      Letter of Credit Payments...............................................40

         3.8      Applications............................................................40

SECTION  4.           REPRESENTATIONS AND WARRANTIES......................................40

         4.1      Financial Condition.....................................................40

         4.2      No Change...............................................................41

         4.3      Corporate Existence; Compliance with Law; Authorizations................41

         4.4      Corporate Power; Authorization; Enforceable Obligations.................41

         4.5      No Legal Bar............................................................42

         4.6      No Material Litigation..................................................42

         4.7      No Default..............................................................42

         4.8      Ownership of Property; Liens............................................42

         4.9      Intellectual Property...................................................42

         4.10     Taxes...................................................................43

         4.11     Federal Regulations.....................................................43

         4.12     Labor Matters...........................................................43

         4.13     ERISA...................................................................43

         4.14     Investment Company Act; Other Regulations...............................43

         4.15     Subsidiaries............................................................44

         4.16     Use of Proceeds.........................................................44

         4.17     Environmental Matters...................................................44

         4.18     Accuracy of Information, etc............................................45

         4.19     Security Documents......................................................46

         4.20     Solvency................................................................46

         4.21     Senior Indebtedness.....................................................46

         4.22     Regulation H............................................................46

         4.23     Material Agreements; Management Agreements..............................46

         4.24     Permitted Acquisitions..................................................47

         4.25     FCC and PUC Matters.....................................................47

SECTION  5.           CONDITIONS PRECEDENT................................................48

         5.1      Conditions to Initial Extension of Credit...............................48

         5.2      Conditions to Each Extension of Credit..................................50

SECTION  6.           AFFIRMATIVE COVENANTS...............................................51

         6.1      Financial Statements....................................................51

         6.2      Certificates; Other Information.........................................52

         6.3      Payment of Obligations..................................................53

         6.4      Conduct of Business and Maintenance of Existence, etc...................53

         6.5      Maintenance of Property; Insurance......................................53

         6.6      Inspection of Property; Books and Records; Discussions..................53

         6.7      Notices.................................................................54

         6.8      Environmental Laws......................................................54

         6.9      Interest Rate Protection................................................55

         6.10     Additional Collateral, etc..............................................55

         6.11     Further Assurances......................................................56

SECTION  7.           NEGATIVE COVENANTS..................................................57

         7.1      Financial Condition Covenants...........................................57

         7.2      Limitation on Indebtedness..............................................60

         7.3      Limitation on Liens.....................................................61

         7.4      Limitation on Fundamental Changes.......................................62

         7.5      Limitation on Disposition of Property...................................62

         7.6      Limitation on Restricted Payments.......................................63

         7.7      Limitation on Investments...............................................64

         7.8      Limitation on Optional Payments and Modifications of Debt Instruments, .65

         7.9      Limitation on Transactions with Affiliates..............................65

         7.10     Limitation on Sales and Leasebacks......................................65

         7.11     Limitation on Changes in Fiscal Periods.................................65

         7.12     Limitation on Negative Pledge Clauses...................................65

         7.13     Limitation on Restrictions on Subsidiary Distributions..................66

         7.14     Limitation on Lines of Business.........................................66

         7.15     Limitation on Amendments to Transaction Documents.......................66
         7.16     Limitation on Amendments to Other Documents.............................66

         7.17     Limitation on Hedge Agreements..........................................66

SECTION  8.           COVENANTS OF THE PARENT.............................................66

         8.1      Limitation on Indebtedness..............................................66

         8.2      Liens...................................................................67

         8.3      Limitation on Restricted Payments and Investments.......................67

         8.4      Limitation on Optional Payments and Modifications of Debt Instruments, .68

         8.5      Limitation on Negative Pledge Clauses...................................68

         8.6      Limitation on Transactions with Affiliates..............................69

         8.7      Management Expenses.....................................................69

         8.8      Limitation on Changes in Fiscal Periods.................................69

         8.9      Limitation on Hedge Agreements..........................................69

         8.10     Holding Company Status..................................................69

SECTION  9.           EVENTS OF DEFAULT...................................................70

SECTION  10.          THE AGENTS..........................................................73

         10.1     Appointment.............................................................73

         10.2     Delegation of Duties....................................................73

         10.3     Exculpatory Provisions..................................................73

         10.4     Reliance by Agents......................................................73

         10.5     Notice of Default.......................................................74

         10.6     Non-Reliance on Agents and Other Lenders................................74

         10.7     Indemnification.........................................................74

         10.8     Agent in Its Individual Capacity........................................75

         10.9     Successor Administrative Agent..........................................75

         10.10    Authorization to Release Liens and Guarantees...........................75

         10.11    The Arrangers; the Co-Documentation Agents..............................75

SECTION  11.          MISCELLANEOUS.......................................................75

         11.1     Amendments and Waivers..................................................75

         11.2     Notices.................................................................77

         11.3     No Waiver; Cumulative Remedies..........................................78

         11.4     Survival of Representations and Warranties..............................78

         11.5     Payment of Expenses.....................................................78

         11.6     Successors and Assigns; Participations and Assignments..................79

         11.7     Adjustments; Set-off....................................................82

         11.8     Counterparts............................................................83

         11.9     Severability............................................................83

         11.10    Integration.............................................................83

         11.11    GOVERNING LAW...........................................................83

         11.12    Submission To Jurisdiction; Waivers.....................................83

         11.13    Acknowledgments.........................................................84

         11.14    Confidentiality.........................................................84

         11.15    Release of Collateral and Guarantee Obligations.........................85

         11.16    Accounting Changes......................................................85

         11.17    Delivery of Lender Addenda..............................................85

         11.18    FCC Compliance..........................................................85

         11.19    WAIVERS OF JURY TRIAL...................................................86

ANNEXES:

         A        Pricing Grid

SCHEDULES:

         4.4               Consents, Authorizations, Filings and Notices
         4.6               Material Litigation
         4.15              Subsidiaries
         4.19(a)-1         UCC Filing Jurisdictions
         4.19(a)-2         UCC Financing Statements to Remain on File
         4.19(a)-3         UCC Financing Statements to be Terminated
         4.23              Material Agreements
         4.25              FCC Licenses
         5.1(b)            Transaction Documents
         7.2(d)            Existing Indebtedness
         7.3(f)            Existing Liens
         8.1               Parent Indebtedness
         8.6               Parent Affiliate Agreements

EXHIBITS:

         A        Form of Guarantee and Collateral Agreement
         B        Form of Compliance Certificate
         C        Form of Closing Certificate
         D        Form of Auditors' Certificate
         E        Form of Assignment and Acceptance
         F-1      Form of Legal Opinion of McAfee & Taft
         F-2      Form of Legal Opinion of Wilkinson Barker Knauer, LLP
         G-1      Form of Term Note
         G-2      Form of Revolving Credit Note
         G-3      Form of Swing Line Note
         H        Form of Prepayment Option Notice
         I        Form of Exemption Certificate
         J        Form of Lender Addendum
         K        Form of Borrowing Notice

     CREDIT AGREEMENT, dated as of October 23, 2003, among DOBSON CELLULAR SYSTEMS, INC., an Oklahoma corporation (the "Borrower") and successor by merger with Dobson/Sygnet Communications Company, an Oklahoma corporation ("Dobson/Sygnet") and certain Subsidiaries of Dobson/Sygnet, DOBSON COMMUNICATIONS CORPORATION, an Oklahoma corporation (the "Parent"), DOBSON OPERATING CO., L.L.C., an Oklahoma limited liability company ("DOC"), the several banks and other financial institutions or entities from time to time parties to this Agreement (the "Lenders"), LEHMAN COMMERCIAL PAPER INC., as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), LEHMAN BROTHERS INC. and BEAR, STEARNS & CO. INC., as joint lead arrangers and joint book runners (in such capacity, the "Arrangers"), BEAR STEARNS CORPORATE LENDING INC. as syndication agent (in such capacity, the "Syndication Agent") and MORGAN STANLEY SENIOR FUNDING, INC., as co-arranger and documentation agents (in such capacity, the "Co-Arranger and Documentation Agent").

                              W I T N E S S E T H:

     WHEREAS, pursuant to the Merger consummated immediately prior to entering into this Agreement, Dobson/Sygnet (a Wholly Owned Subsidiary of the Parent) and certain of its Subsidiaries, has merged with and into the Borrower, with the Borrower as the surviving entity;

     WHEREAS, to provide funds (i) to be applied to pay certain Indebtedness of the Borrower and its Subsidiaries and (ii) to finance working capital and other general corporate needs of the Borrower and its Subsidiaries (including the making of Permitted Acquisitions), the Borrower has requested that the Lenders make certain credit facilities available to the Borrower; and

     WHEREAS, the Lenders are willing to make such credit facilities available to the Borrower upon and subject to the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

                             SECTION 1. DEFINITIONS

     1.1 Defined Terms. As used in this Agreement, the terms listed in this
Section 1.1 shall have the respective meanings set forth in this Section 1.1.

     "ACC": American Cellular Corporation, a Delaware corporation.

     "Additional Facilities", "Additional Loans", "Additional Revolving Credit Facility" and "Additional Term Loan": each as respectively defined in Section 11.1(b).

     "Adjustment Date": as defined in the Pricing Grid.

     "Administrative Agent": as defined in the preamble hereto.

     "Affiliate": as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     "Agents": the collective reference to the Administrative Agent, the Arrangers, the Syndication Agent and the Co-Arranger and Documentation Agent.

     "Aggregate Exposure": with respect to any Lender at any time, an amount equal to (a) until the Closing Date, the aggregate amount of such Lender's Commitments at such time and (b) thereafter, the sum of (i) the aggregate then unpaid principal amount of such Lender's Term Loans and (ii) the amount of such Lender's Revolving Credit Commitment then in effect or, if the Revolving Credit Commitments have been terminated, the amount of such Lender's Revolving Extensions of Credit then outstanding.

     "Aggregate Exposure Percentage": with respect to any Lender at any time, the ratio (expressed as a percentage) of such Lender's Aggregate Exposure at such time to the sum of the Aggregate Exposures of all Lenders at such time.

     "Agreement": this Credit Agreement, as amended, supplemented or otherwise modified from time to time.

     "Annualized": for the purposes of calculating the financial ratios set forth in Sections 7.1(a),(b),(c) and (d), (i) with respect to any amount attributable to one fiscal quarter, such amount divided by 0.25, (ii) with respect to any amount attributable to two fiscal quarters, such amount divided by 0.5 and (iii) with respect to any amount attributable to three fiscal quarters, such amount divided by 0.75.

     "Applicable Margin": for each Type of Loan under each Facility, the rate per annum set forth opposite such Facility under the relevant column heading below:

                                           Base Rate       Eurocurrency
                                             Loans            Loans
                                           ---------       ------------
          Revolving Credit Facility          2.25%            3.25%
          (including Swing Line Loans)

          Term Loan Facility                 2.25%            3.25%

provided that on and after the first Adjustment Date occurring after the date which is six months following the Closing Date, the Applicable Margin with respect to Revolving Credit Facility (including Swing Line Loans) and with respect to the Term Loan Facility will each be determined pursuant to the Pricing Grid.

     "Application": an application, in such form as the Issuing Lender may specify from time to time, requesting the Issuing Lender to issue a Letter of Credit.

     "Arranger": as defined in the preamble hereto.

     "Asset Sale": any Disposition of Property or series of related Dispositions of Property (excluding any such Disposition permitted by clause (a), (b), (c) or (d) of Section 7.5), which yields gross proceeds to DOC or any of its Subsidiaries (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at Fair Market Value in the case of other non-cash proceeds, but in any event excluding the Fair Market Value of any Cellular/PCS Assets received pursuant to a Permitted Asset Swap or other Disposition) which (i) when aggregated with the gross proceeds from all such Dispositions consummated in the same fiscal year of DOC exceed $5,000,000 (but only to the extent that they exceed $5,000,000) and
(ii) for any single Disposition or series of related Dispositions (in excess of the aggregate amount referred to in clause (i)) are equal to or greater than $50,000.

     "Assignee": as defined in Section 11.6(c).

     "Assignor": as defined in Section 11.6(c).

     "Authorizations": (i) all material filings, recordings, and registrations with, and all material validations or exemptions, approvals, orders, authorizations, consents, franchises, licenses, certificates, and permits from, any Governmental Authority (other than the FCC and applicable PUCs), including without limitation, any of the foregoing authorizing or permitting the acquisition, construction, or operation of any System and (ii) all material filings, recordings, and registrations with, and all validations or exemptions, approvals, orders, authorizations, consents, franchises, licenses, certificates, and permits from, the FCC and any applicable PUCs, including authorizing or permitting the acquisition, construction, or operation of any System.

     "Available Revolving Credit Commitment": with respect to any Revolving Credit Lender at any time, an amount equal to the excess, if any, of (a) such Lender's Revolving Credit Commitment then in effect over (b) such Lender's Revolving Extensions of Credit then outstanding; provided that in calculating any Lender's Revolving Extensions of Credit for the purpose of determining such Lender's Available Revolving Credit Commitment pursuant to Section 2.9(a), the aggregate principal amount of Swing Line Loans then outstanding shall be deemed to be zero.

     "Base Rate": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

     "Base Rate Loans": Loans for which the applicable rate of interest is based upon the Base Rate.

     "Benefited Lender": as defined in Section 11.7.

     "Board": the Board of Governors of the Federal Reserve System of the United States (or any successor).

     "Borrower": as defined in the preamble hereto.

     "Borrowing Date": any Business Day specified by the Borrower as a date on which the Borrower requests the relevant Lenders to make Loans hereunder.

     "Borrowing Notice": with respect to any request for borrowing of Loans hereunder, a notice from the Borrower, substantially in the form of, and containing the information prescribed by, Exhibit K, delivered to the Administrative Agent.

     "Business Day": (a) for all purposes other than as covered by clause (b) below, a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close and (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (a) and which is also a day for trading by and between banks in Dollar deposits in the interbank eurodollar market.

     "Capital Expenditures": for any period, with respect to any Person, the aggregate of all expenditures by such Person for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) which are required to be capitalized under GAAP on a balance sheet of such Person.

     "Capital Lease Obligations": with respect to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP; and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

     "Capital Stock": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing, including the Parent Preferred Stock.

     "Cash Equivalents": (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States of America or any state thereof having combined capital and surplus of not less than $500,000,000; (c) commercial paper of an issuer rated at least A-2 by S&P or P-2 by Moody's, or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; (d) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's; (f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition; and (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

     "Cellular/PCS Assets": any Cellular Systems, PCS Systems or Franchise Interest owned directly or indirectly by any Person and used in connection with such Person's Cellular Business.

     "Cellular Business": the business of owning or operating one or more Cellular Systems and other business directly related thereto.

     "Cellular Entity": any Cellular Licensee or Cellular Permittee.

     "Cellular Licensee": any Person that is authorized to own, control, and operate a Cellular System.

     "Cellular Partnership": any entity in which DOC or any of its Subsidiaries owns, directly or indirectly, a partnership interest.

     "Cellular Permittee": means a Person that is authorized by the FCC to construct a Cellular System.

     "Cellular System": a public mobile services, cellular radio telephone service telecommunications system licensed under Part 22 of the rules promulgated by the FCC.

     "Change of Control": the occurrence, on or following the date hereof, of any of the following events: (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), shall become the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 50% of the Voting Power of the Parent on a fully diluted basis; (b) the individuals who on the Closing Date constituted the Board of Directors of the Parent, together with any new directors whose election by the Board of Directors of the Parent or whose nomination for election by the Parent's stockholders was approved by a vote of at least a majority of such Board of Directors then in office who either were members of such Board of Directors on the Closing Date or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the members of such Board of Directors then in such office; (c) the Parent shall cease to own and control, of record and beneficially, directly, 100% of each class of outstanding Capital Stock of DOC free and clear of all Liens (except Liens created by the Guarantee and Collateral Agreement); (d) DOC shall cease to own and control, of record and beneficially, directly, 100% of each class of outstanding Capital Stock of the Borrower free and clear of all Liens (except Liens created by the Guarantee and Collateral Agreement) (provided that it shall not be a "Change of Control" pursuant to clauses (c) and (d) solely if DOC merges or consolidates with and into the Borrower in accordance with Section 7.4(b) and the Parent shall hold 100% of the Capital Stock of the surviving entity); or (e) any event constituting a "change of control" (as such term is defined in any Indenture or other instrument governing the terms of any Parent Notes or in any certificate of designation or exchange debenture with respect to any Parent Preferred Stock or other long-term Indebtedness or preferred stock of the Parent, DOC or any of its Subsidiaries).

     "Closing Date": the date on which the conditions precedent set forth in
Section 5.1 shall have been satisfied, which date shall be not later than October 31, 2003.

     "Code": the United States Internal Revenue Code of 1986, as amended from time to time.

     "Collateral": all Property of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

     "Commitment": with respect to any Lender, each of the Term Loan Commitment and the Revolving Credit Commitment of such Lender.

     "Commitment Fee Rate": 1/2 of 1% per annum.

     "Commonly Controlled Entity": an entity, whether or not incorporated, that is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group that includes the Borrower and that is treated as a single employer under Section 414 of the Code.

     "Communications Act": collectively, the Federal Communications Act of 1934, as amended from time to time, and the rules and regulations in effect at any time thereunder.

     "Communications Regulatory Authority": the FCC and each PUC.

     "Compliance Certificate": a certificate duly executed by a Responsible Officer, substantially in the form of Exhibit B.

     "Confidential Information Memorandum": the Confidential Information Memorandum dated September 2003 and furnished to the initial Lenders in connection with the syndication of the Facilities.

     "Consolidated Current Assets": of any Person at any date, all amounts (other than cash and Cash Equivalents) that would, in conformity with GAAP, be set forth opposite the caption "total current assets" (or any like caption) on a consolidated balance sheet of such Person and its Subsidiaries at such date.

     "Consolidated Current Liabilities": of any Person at any date, all amounts that would, in conformity with GAAP, be set forth opposite the caption "total current liabilities" (or any like caption) on a consolidated balance sheet of such Person and its Subsidiaries at such date, but excluding, with respect to DOC, (a) the current portion of any Funded Debt of DOC and its Subsidiaries and
(b), without duplication, all Indebtedness consisting of Revolving Credit Loans or Swing Line Loans, to the extent otherwise included therein.

     "Consolidated EBITDA": of any Person for any period, Consolidated Net Income of such Person and its Subsidiaries for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) Consolidated Interest Expense of such Person and its Subsidiaries, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness, (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs, (e) any extraordinary losses determined in accordance with GAAP (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, losses on sales of assets outside of the ordinary course of business) and (f) any other non-recurring non-cash charges for such period (provided that any cash expenditures made in respect of any such non-cash charges added-back pursuant to this clause (f) shall be deducted for the purposes of determining Consolidated EBITDA for the period during which such cash expenditures are made), and minus, to the extent included in the statement of such Consolidated Net Income for such period, the sum of (i) interest income (except to the extent deducted in determining Consolidated Interest Expense),
(ii) any extraordinary gains determined in accordance with GAAP (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business) and (iii) any other non-cash income, all as determined on a consolidated basis; provided that in determining Consolidated EBITDA for the Parent, none of the Unrestricted Group shall be included as a Subsidiary of the Parent in the foregoing calculations.

     "Consolidated Fixed Charges": for any period, the sum (without duplication and to the extent not included in the calculation of Consolidated EBITDA for DOC for such period) of (a) Consolidated Interest Expense of DOC for such period,
(b) cash income taxes paid by DOC or any of its Subsidiaries on a consolidated basis in respect of such period, (c) scheduled payments made during such period on account of principal of Indebtedness of DOC or any of its Subsidiaries (including scheduled principal payments in respect of the Term Loans), and (d) (to the extent not included in the foregoing) the amount of Restricted Payments made in cash during such period by DOC to the Parent.

     "Consolidated Interest Expense": of any Person for any period, total cash interest expense (including that attributable to Capital Lease Obligations) of such Person and its Subsidiaries for such period with respect to all outstanding Indebtedness of such Person and its Subsidiaries (including all commissions, discounts and other fees and charges owed by such Person with respect to letters of credit and bankers' acceptance financing and net costs of such Person under Hedge Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP); provided that in determining Consolidated Interest Expense with respect to the Parent, none of the Unrestricted Group shall be included as a Subsidiary of the Parent in the foregoing calculations.

     "Consolidated Net Income": of any Person for any period, the consolidated net income (or loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; provided that in calculating Consolidated Net Income of such Person and its consolidated Subsidiaries for any period, there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of such Person or is merged into or consolidated with such Person, as applicable, or any of its Subsidiaries, (b) the income (or deficit) of any other Person (other than a Subsidiary of such Person) in which the Person for which Consolidated Net Income is being determined, or any of its Subsidiaries, has an ownership interest, except to the extent that any such income is actually received by it in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary of such Person to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary; provided that in determining Consolidated Net Income with respect to the Parent, none of the Unrestricted Group shall be included as a Subsidiary of the Parent in the foregoing calculations.

     "Consolidated Total Debt": of any Person, at any date, the aggregate principal amount of all Indebtedness (but not any preferred stock) of such Person and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP; provided that in determining Consolidated Total Debt with respect to the Parent, none of the Unrestricted Group shall be included as a Subsidiary of the Parent in the foregoing calculations.

     "Consolidated Working Capital": at any date, the difference of (a) Consolidated Current Assets of DOC on such date less (b) Consolidated Current Liabilities of DOC on such date.

     "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its Property is bound.

     "Control Investment Affiliate": as to any Person, any other Person that (a) directly or indirectly, is in control of, is controlled by, or is under common control with, such Person and (b) is organized by such Person primarily for the purpose of making equity or debt investments in one or more companies. For purposes of this definition, "control" of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

     "Declining Lender": as defined in Section 2.12(d).

     "Default": any of the events specified in Section 9, whether or not any requirement specified therein with respect to such event for the giving of notice, the lapse of time, or both, has been satisfied.

     "Derivatives Counterparty": as defined in Section 7.6.

     "Disposition": with respect to any Property, any sale, lease, sale and leaseback, assignment, conveyance, transfer or other disposition thereof; and the terms "Dispose" and "Disposed of" shall have correlative meanings.

     "Dobson/Sygnet": as defined in the preamble hereto.

     "DOC": as defined in the preamble hereto.

     "DOC Fixed Charge Coverage Ratio": for any period, the ratio of (a) Consolidated EBITDA of DOC for such period minus the aggregate amount actually paid by DOC in cash during such period on account of Capital Expenditures to (b) Consolidated Fixed Charges for such period; provided that Capital Expenditures made in cash in the following periods for the GSM build-out by DOC shall not be included as Capital Expenditures in calculating the DOC Fixed Charge Coverage Ratio up to the following respective amounts (without duplication) for the four fiscal quarter periods of DOC ending on the following dates: (i) December 31, 2003, $75,000,000, (ii) March 31 2004, $95,000,000, (iii) June 30, 2004,
$80,000,000 and (iv) September 30, 2004, $70,000,000.

     "DOC Leverage Ratio": as at the last day of any period of four consecutive fiscal quarters of DOC, the ratio of (a) Consolidated Total Debt of DOC on such day to (b) Consolidated EBITDA of DOC for such period; provided that for purposes of calculating Consolidated EBITDA of DOC for any period, (i) the Consolidated EBITDA of any Person acquired by DOC or its Subsidiaries during such period shall be included on a pro forma basis for such period (assuming the consummation of such acquisition occurred on the first day of such period) if the consolidated balance sheet of such acquired Person and its consolidated Subsidiaries as at the end of the period preceding the acquisition of such Person and the related consolidated statements of income and stockholders' equity and of cash flows for the period in respect of which Consolidated EBITDA is to be calculated (x) have been previously provided to the Administrative Agent and the Lenders and (y) either (1) have been reported on without a qualification arising out of the scope of the audit by independent certified public accountants of nationally recognized standing or (2) have been found acceptable by the Administrative Agent and (ii) the Consolidated EBITDA of any Person Disposed of by DOC or its Subsidiaries during such period shall be excluded for such period (assuming the consummation of such Disposition and the repayment of any Indebtedness in connection therewith occurred on the first day of such period).

     "Dollars" or "$": lawful currency of the United States of America.

     "Domestic Subsidiary": any Subsidiary organized under the laws of any jurisdiction within the United States of America.

     "Environmental Laws": any and all laws, rules, orders, regulations, statutes, ordinances, guidelines, codes, decrees, or other legally enforceable requirements (including common law) of any international authority, foreign government, the United States, or any state, local, municipal or other governmental authority, regulating, relating to or imposing liability or standards of conduct concerning protection of the environment or of human health, or employee health and safety, as has been, is now, or may at any time hereafter be, in effect.

     "Environmental Permits": any and all permits, licenses, approvals, registrations, notifications, exemptions and other authorizations required under any Environmental Law.

     "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "Eurocurrency Reserve Requirements": for any day, the aggregate (without duplication) of the maximum rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including basic, supplemental, marginal and emergency reserves) under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board) maintained by a member bank of the Federal Reserve System.

     "Eurodollar Base Rate": with respect to each day during each Interest Period, the rate per annum determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Page 3750 of the Telerate screen as of 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period. In the event that such rate does not appear on Page 3750 of the Telerate screen (or otherwise on such screen), the "Eurodollar Base Rate" for purposes of this definition shall be determined by reference to such other comparable publicly available service for displaying eurodollar rates as may be selected by the Administrative Agent.

     "Eurodollar Loans": Loans for which the applicable rate of interest is based upon the Eurodollar Rate.

     "Eurodollar Rate": with respect to each day during each Interest Period, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                              Eurodollar Base Rate
                              --------------------
                    1.00 - Eurocurrency Reserve Requirements

     "Eurodollar Tranche": the collective reference to Eurodollar Loans the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

     "Event of Default": any of the events specified in Section 9, provided that any requirement specified therein with respect to such event in for the giving of notice, the lapse of time, or both (if applicable), has been satisfied.

     "Excess Cash Flow": for any fiscal year of DOC, the difference, if any, by which (a) the sum, without duplication, of (i) Consolidated EBITDA of DOC for such fiscal year and (ii) the amount of the decrease, if any, in Consolidated Working Capital for such fiscal year (other than any such decrease to the extent that it is solely attributable to Permitted Acquisitions, Permitted Asset Swaps and Dispositions consummated during such fiscal year) exceeds (b) the sum, without duplication, of (i) the aggregate amount of capital expenditures (as determined in accordance with GAAP) by DOC and its Subsidiaries during such fiscal year (provided that the cash amount of such capital expenditures shall exclude the principal amount of purchase-money Indebtedness and Capital Lease Obligations incurred in connection therewith or financed with the proceeds of any Reinvestment Deferred Amount during such fiscal year), (ii) Consolidated Interest Expense of DOC and commissions, discounts and other fees and charges associated with Indebtedness to the extent paid in cash during such fiscal year,
(iii) the aggregate amount of all regularly scheduled principal payments of Funded Debt (including the Term Loans) of DOC and its Subsidiaries made during such fiscal year (other than in respect of any revolving credit facility (including the Revolving Credit Facility) to the extent there is not an equivalent permanent reduction in commitments thereunder), (iv) the amount of the increase, if any, in Consolidated Working Capital for such fiscal year (other than any such increase to the extent that it is solely attributable to Permitted Acquisitions, Permitted Asset Swaps and Dispositions consummated during such fiscal year), (v) the amount of Taxes of DOC and its Subsidiaries paid by them in cash during such fiscal year, (vi) any cash payments made by DOC or its Subsidiaries during such fiscal year which were added to Consolidated Net Income of DOC for the purposes of determining Consolidated EBITDA of DOC pursuant to clause (e) of the definition thereof and (vii) (to the extent not already deducted pursuant to any of the foregoing items (i) through (vi)) the amount of Restricted Payments made during such fiscal year in cash by DOC to the Parent pursuant to Sections 7.6(c)(i),(ii),(iii) and (iv); provided that for all purposes of this Agreement with respect to the fiscal year of DOC ended December 31, 2003, Excess Cash Flow for such fiscal year shall only be calculated with respect to the period from September 30, 2003 to December 31, 2003) .

     "Excess Cash Flow Application Date": as defined in Section 2.12(c).

     "Excluded Foreign Subsidiaries": any Foreign Subsidiary in respect of which either (a) the pledge of all of the Capital Stock of such Subsidiary as Collateral or (b) the guarantee by such Subsidiary of the Obligations would result in adverse tax consequences to the Parent and its Domestic Subsidiaries.

     "Excluded Collateral": means any Excluded Assets, as defined in the Guarantee and Collateral Agreement, to the extent that such Property is of a type which is excluded from the security interests granted pursuant to the Guarantee and Collateral Agreement.

     "Existing Credit Facilities": the Existing DOC Credit Facility and the Existing Sygnet Wireless Credit Facility, which are to be terminated pursuant to the Transactions.

     "Existing DOC Credit Facility": the credit facility under the second amended and restated credit agreement, dated as of September 26, 2003, among DOC, as borrower, LCPI, as administrative agent and the various lenders party thereto.

     "Existing Dobson/Sygnet Senior Notes": the 12.25% senior notes due 2008 issued by Dobson/Sygnet pursuant to an indenture dated as of December 23, 1998, all (or substantially all) of which are to be purchased pursuant to the Transactions.

     "Existing Parent Senior Notes": each of (a) the 10.875% senior notes due 2010 issued by the Parent pursuant to an Indenture dated as of June 22, 2000 and
(b) the 11.75% senior notes due 2007 issued by the Parent pursuant to an Indenture dated as of February 28, 1997.

     "Existing Sygnet Wireless Credit Facility": the credit facility under the credit agreement dated as of December 22, 1998 (as amended, supplemented or otherwise modified from time to time), among Sygnet Wireless, Inc., as borrower, Bank of America, N.A.(formerly known as Nationsbank, N.A.), as administrative agent and the various lenders and other agents party thereto.

     "Existing Sygnet Wireless Senior Notes": the 11.5% senior notes due 2006 issued by Sygnet Wireless, Inc. pursuant to an indenture dated as of September 26, 1996.

     "Facility": each of (a) the Term Loan Commitments and the Term Loans made thereunder and (b) the Revolving Credit Commitments and the extensions of credit made thereunder.

     "Fair Market Value": (a) with respect to any asset or group of assets (other than a marketable security) at any date, the value of the consideration obtainable in a sale of such asset at such date assuming a sale by a willing seller to a willing purchaser dealing at arm's length and arranged in an orderly manner over a reasonable period of time having regard to the nature and characteristics of such asset, as reasonably determined by the Board of Directors of the Borrower or, if such asset shall have been the subject of a relatively contemporaneous appraisal by an independent third party appraiser, the basic assumptions underlying which have not materially changed since its date, the value set forth in such appraisal and (b) with respect to any marketable security at any date, the closing sale price of such Security on the Business Day next preceding such date, as appearing in any published list of any national securities exchange or the NASDAQ Stock Market or, if there is no such closing sale price of such Security, the final price for the purchase of such Security at face value quoted on such business day by a financial institution of recognized standing regularly dealing in securities of such type and selected by the Administrative Agent.

     "FCC": the Federal Communications Commission and any successor regulatory body.

     "FCC License": each license which is issued by the FCC from time to time for DOC and its Subsidiaries to operate each of the Systems.

     "Federal Funds Effective Rate": for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

     "Foreign Subsidiary": any Subsidiary that is not a Domestic Subsidiary.

     "Franchise Interest": any direct or indirect ownership in any Person that is a Cellular Entity.

     "Funded Debt": with respect to any Person, all Indebtedness of such Person of the types described in clauses (a) through (e) of the definition of "Indebtedness" in this Section.

     "Funding Office": the office specified from time to time by the Administrative Agent as its funding office by notice to the Borrower and the Lenders.

     "GAAP": generally accepted accounting principles in the United States of America as in effect on the Closing Date.

     "Governmental Authority": any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "GRTI": Gila River Telecommunications Subsidiary, Inc., a corporation organized pursuant to Gila River Indian Resolution Number GR-10-97.

     "Guarantee Obligation": as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit), if to induce the creation of such obligation of such other Person the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any Property constituting direct or indirect security therefor,
(ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase Property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or
(iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

     "Guarantee and Collateral Agreement": the Guarantee and Collateral Agreement to be executed and delivered by the Loan Parties substantially in the form of Exhibit A, as the same may be amended, supplemented or otherwise modified from time to time.

     "Guarantors": the collective reference to the Parent, DOC, the Subsidiary Guarantors and each other Restricted Subsidiary (other than any Cellular Partnership).

     "Hedge Agreements": all interest rate or currency swaps, caps or collar agreements, foreign exchange agreements, commodity contracts or similar arrangements entered into by the Parent, DOC or its Subsidiaries providing for protection against fluctuations in interest rates, currency exchange rates, commodity prices or the exchange of nominal interest obligations, either generally or under specific contingencies.

     "Indebtedness": of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of Property or services (other than trade payables incurred in the ordinary course of such Person's business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such Property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under acceptance, letter of credit or similar facilities, (g) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any Capital Stock of such Person, (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above; (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured
by) any Lien on Property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation and (j) for the purposes of Section 9(e) only, all obligations of such Person in respect of Hedge Agreements.

     "Indemnified Liabilities": as defined in Section 11.5.

     "Indemnitee": as defined in Section 11.5.

     "Indentures": the New Parent Senior Notes Indenture and each other indenture entered into by the Parent with respect to the Parent Notes, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 7.8.

     "Insolvency": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

     "Insolvent": pertaining to a condition of Insolvency.

     "Intellectual Property": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

     "Interest Payment Date": (a) as to any Base Rate Loan, the last day of each March, June, September and December to occur while such Loan is outstanding and the final maturity date of such Loan, (b) as to any Eurodollar Loan having an Interest Period of three months or shorter, the last day of such Interest Period, (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day that is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period and (d) as to any Loan (other than any Revolving Credit Loan that is a Base Rate Loan and any Swing Line Loan), the date of any repayment or prepayment made in respect thereof.

     "Interest Period": as to any Eurodollar Loan, (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto; provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

     (1) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

     (2) any Interest Period that would otherwise extend beyond the Revolving Credit Termination Date or beyond the date final payment is due on the Term Loans shall end on the Revolving Credit Termination Date or such due date, as applicable; and

     (3) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period.

     "Investments": as defined in Section 7.7.

     "Issuing Lender": National City Bank and any other Revolving Credit Lender from time to time designated by the Borrower as an Issuing Lender with the consent of such Revolving Credit Lender and the Administrative Agent.

     "L/C Commitment": $20,000,000.

     "L/C Fee Payment Date": the last day of each March, June, September and December and the last day of the Revolving Credit Commitment Period.

     "L/C Obligations": at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit that have not then been reimbursed pursuant to Section 3.5.

     "L/C Participants": with respect to any Letter of Credit, the collective reference to all the Revolving Credit Lenders other than the Issuing Lender that issued such letter of Credit.

     "Lehman Entity": any of Lehman Commercial Paper Inc. or any of its affiliates (including Syndicated Loan Funding Trust).

     "Lender Addendum": with respect to any initial Lender, a Lender Addendum, substantially in the form of Exhibit J, to be executed and delivered by such Lender on the Closing Date as provided in Section 11.17.

     "Lenders": as defined in the preamble hereto.

     "Letters of Credit": as defined in Section 3.1(a).

     "Lien": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

     "Liquidity": means at any time, the Revolving Credit Availability plus the aggregate amount of all cash and Cash Equivalents held by DOC, the Borrower and each Subsidiary Guarantor at such time.

     "Loan": any loan made by any Lender pursuant to this Agreement.

     "Loan Documents": this Agreement, the Security Documents, the Applications, any fee letter entered into among any Loan Party and the Agents with respect to the Facilities and the Notes.

     "Loan Parties": The Borrower and each Guarantor.

     "Majority Facility Lenders": with respect to any Facility, the holders of more than 50% of the aggregate unpaid principal amount of the Term Loans or the Total Revolving Extensions of Credit, as the case may be, outstanding under such Facility (or, in the case of the Revolving Credit Facility, prior to the termination of all Revolving Credit Commitments, the holders of more than 50% of the Total Revolving Credit Commitments).

     "Majority Revolving Credit Facility Lenders": the Majority Facility Lenders in respect of the Revolving Credit Facility.

     "Maryland/Michigan Swap": the Permitted Asset Swap pursuant to an agreement entered into in October 2003 by the Borrower and Cingular Wireless with respect to their exchange of Cellular/PCS Assets respectively located in Maryland and Michigan.

     "Material Adverse Effect": a material adverse effect on (a) the Transactions as of the Closing Date, (b) the business, assets, property or condition (financial or otherwise) of the Parent and its Subsidiaries taken as a whole or DOC and its Subsidiaries taken as a whole or (c) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Agents or the Lenders hereunder or thereunder.

     "Material Agreements": as defined in Section 4.23.

     "Material Environmental Amount": an amount or amounts payable by the Borrower and/or any of its Subsidiaries, in the aggregate in excess of $20,000,000, for: costs to comply with any Environmental Law; costs of any investigation, and any remediation, of any Material of Environmental Concern; and compensatory damages (including, without limitation damages to natural resources), punitive damages, fines, and penalties pursuant to any Environmental Law.

     "Materials of Environmental Concern": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products, polychlorinated biphenyls, urea-formaldehyde insulation, asbestos, pollutants, contaminants, radioactivity, and any other substances or forces of any kind, whether or not any such substance or force is defined as hazardous or toxic under any Environmental Law, that is regulated pursuant to or could give rise to liability under any Environmental Law.

     "Merger": the merger of (i) Dobson/Sygnet, SWI and Sygnet Communications Inc. into and with the Borrower pursuant to which the Borrower is the surviving entity and (ii) Sygnet Lease Co., LLC into and with DOC Lease Co., LLC. pursuant to which DOC Lease Co., LLC is the surviving entity.

     "Moody's": Moody's Investors Service, Inc.

     "Mortgaged Properties": any real properties as to which the Administrative Agent for the benefit of the Secured Parties shall be granted a Lien pursuant to one or more Mortgages pursuant to Section 6.10(b).

     "Mortgages": each of the mortgages and deeds of trust made by any Loan Party in favor of, or for the benefit of, the Administrative Agent for the benefit of the Secured Parties, in form and substance reasonably satisfactory to the Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time.

     "Multiemployer Plan": a Plan that is a multiemployer plan as defined in
Section 4001(a)(3) of ERISA.

     "Net Cash Proceeds": (a) in connection with any Asset Sale or any Recovery Event, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such Asset Sale or Recovery Event, net of attorneys' fees, accountants' fees, investment banking fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset which is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to a Security Document) and other customary fees and expenses actually incurred in connection therewith and net of Taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available Tax credits or deductions and any Tax sharing or allocation arrangements), (b) in connection with any issuance or sale of equity securities or debt securities or instruments or the incurrence of loans, the cash proceeds received from such issuance or incurrence, net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith and (c) in connection with any Purchase Price Refund, the cash amount thereof, net of any expenses incurred in the collection thereof.

     "New Parent Senior Notes": the 8.875% senior notes due 2013 issued by the Parent pursuant to the New Parent Senior Notes Indenture.

     "New Parent Senior Notes Indenture": the indenture, dated as of September 26, 2003, entered into by the Parent in connection with the issuance of the New Parent Senior Notes, together with all instruments and other agreements entered into by the Parent in connection therewith, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 7.8

     "Non-Excluded Taxes": as defined in Section 2.20(a).

     "Non-U.S. Lender": as defined in Section 2.20(d).

     "Note": any promissory note evidencing any Loan.

     "Obligations": the unpaid principal of and interest on (including interest accruing after the maturity of the Loans and Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans, the Reimbursement Obligations and all other obligations and liabilities of the Borrower to the Administrative Agent or to any Lender or any Qualified Counterparty, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, the Letters of Credit, any Specified Hedge Agreement or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to the Administrative Agent or to any Lender that are required to be paid by the Borrower pursuant hereto) or otherwise; provided that (i) obligations of DOC or any of its Subsidiaries under any Specified Hedge Agreement shall be secured and guaranteed pursuant to the Security Documents only to the extent that, and for so long as, the other Obligations are so secured and guaranteed and (ii) any release of Collateral or Guarantors effected in the manner permitted by this Agreement shall not require the consent of holders of obligations under Specified Hedge Agreements.

     "Other Taxes": any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

     "Parent": as defined in the preamble hereto.

     "Parent Interest Coverage Ratio": for any period, the ratio of (a) Consolidated EBITDA of the Parent for such period to (b) Consolidated Interest Expense of the Parent for such period; provided that in determining the Parent Interest Coverage Ratio with respect to the Parent, none of the Unrestricted Group shall be included as a Subsidiary of the Parent in the foregoing calculations.

     "Parent Leverage Ratio": as at the last day of any period of four consecutive fiscal quarters of the Parent, the ratio of (a) Consolidated Total Debt of the Parent on such day to (b) Consolidated EBITDA of the Parent for such period; provided that for purposes of calculating Consolidated EBITDA of the Parent for any period, (i) the Consolidated EBITDA of any Person acquired by the Parent or any of its Subsidiaries during such period shall be included on a pro forma basis for such period (assuming the consummation of such acquisition occurred on the first day of such period) if the consolidated balance sheet of such acquired Person and its consolidated Subsidiaries as at the end of the period preceding the acquisition of such Person and the related consolidated statements of income and stockholders' equity and of cash flows for the period in respect of which Consolidated EBITDA is to be calculated (x) have been previously provided to the Administrative Agent and the Lenders and (y) either
(1) have been reported on without a qualification arising out of the scope of the audit by independent certified public accountants of nationally recognized standing or (2) have been found acceptable by the Administrative Agent and (ii) the Consolidated EBITDA of any Person Disposed of by the Parent or any of its Subsidiaries during such period shall be excluded for such period (assuming the consummation of such Disposition and the repayment of any Indebtedness in connection therewith occurred on the first day of such period); provided that in determining the Parent Leverage Ratio, none of the Unrestricted Group shall be included as a Subsidiary of the Parent in the foregoing calculations.

     "Parent Notes": collectively, the Existing Parent Senior Notes, the New Parent Senior Notes and any other senior unsecured Indebtedness for borrowed money issued by the Parent in accordance with this Agreement.

     "Parent Preferred Stock": the Parent 12.25% Senior Exchangeable Preferred Stock, the Parent 13% Senior Exchangeable Preferred Stock and the Parent Series F Convertible Preferred Stock.

     "Parent 12.25% Senior Exchangeable Preferred Stock": the 12.25% senior exchangeable preferred stock of the Parent due 2008, to be redeemed in part pursuant to the Transactions.

     "Parent 13% Senior Exchangeable Preferred Stock": the 13% senior exchangeable preferred stock of the Parent due 2009.

     "Parent Series F Convertible Preferred Stock": the Series F convertible preferred stock of the Parent.

     "Participant": as defined in Section 11.6(b).

     "Payment Office": the office specified from time to time by the Administrative Agent as its payment office by notice to the Borrower and the Lenders.

     "PCS Systems": the wireless cellular telecommunication systems offering "Personal Communication Services" authorized under Part 24 of the FCC Rules (47 C.F.R. ss. 24.1 et seq.).

     "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor).

     "Permitted Acquisition": any acquisition of all or substantially all of the assets of, or Capital Stock of, a Person if immediately before and after giving effect thereto: (a) no Default shall have occurred and be continuing or could reasonably be expected to result therefrom, (b) all transactions related thereto shall be consummated without material contravention of any applicable Requirements of Law and Authorizations, (c) 90% of the Capital Stock of any acquired or newly formed corporation, partnership, association or other business entity is owned directly by the Borrower, DOC or any of its Wholly Owned Subsidiaries (which is a Domestic Subsidiary) and all actions required to be taken, if any, with respect to such acquired or newly formed Subsidiary under
Section 6.10 shall have been taken, (d) the Administrative Agent shall have approved (such approval not to be unreasonably withheld or delayed) the respective amounts of each such acquired Person's or business's actual and contingent liabilities to the extent that such liabilities would be recourse to DOC and its Subsidiaries, (e) such acquisition shall have been approved and recommended by the board of directors or equivalent governing body of the Person to be acquired or from which such assets are to be acquired and such approval and recommendation has not been withdrawn, (f) not less than 14 days prior to the consummation thereof, the Borrower shall have delivered to the Administrative Agent and the Lenders a pro forma income statement and balance sheet for DOC and its Subsidiaries (after giving effect to such acquisition) and an officer's certificate certifying compliance with each of the foregoing and containing all information necessary for determining such compliance, together with all relevant financial statements, projections and information, in each case, satisfactory to the Administrative Agent, (g) each material Authorization issued by any Communications Regulatory Authority to be acquired in connection with such acquisition shall be valid, binding, enforceable, and subsisting without any defaults (except defaults which could not reasonably be expected to result in the termination, revocation or non-renewal of such Authorization) thereunder or enforceable materially adverse limitations thereon and shall not be subject to any proceedings or claims (except proceedings or claims which could not reasonably be expected to result in the termination, revocation or non-renewal of such Authorization) opposing the issuance, development, or use thereof or contesting the validity thereof unless the acquiring Person has entered into an agreement with the seller of such Authorization protecting such Person from such adverse limitations, proceedings, or claims, which agreement shall be on terms and conditions, and from a Person whose credit is, satisfactory to Administrative Agent, (h) as of the closing of such acquisition, after giving effect thereto, the acquiring Person shall be Solvent and the Parent, the Borrower and DOC, each on a consolidated basis, shall each be Solvent and (i) to the extent that DOC or its Subsidiaries will make any Supplemental Capital Expenditures in connection with such acquisition, the Required Lenders shall have consented to such Supplemental Capital Expenditures.

     "Permitted Asset Swap": A Disposition of Cellular/PCS Assets owned by DOC or any of its Subsidiaries that satisfies each of the following conditions: (a) such Disposition shall be in substantially contemporaneous exchange for the acquisition of other Cellular/PCS Assets, (b) such acquisition of other Cellular/PCS Assets shall be a Permitted Acquisition, (c) immediately prior to and after giving effect to the Disposition of such Cellular/PCS Assets and acquisition of other Cellular/PCS Assets, no Default or Event of Default shall have occurred and be continuing or could reasonably be expected to result therefrom, (d) the consideration received for such Disposition shall be at least equal to the Fair Market Value of the Cellular/PCS Assets Disposed of, (e) any cash consideration received, after giving effect to such Disposition and substantially contemporaneous acquisition, shall not exceed 50% of the aggregate consideration received and shall in each case be a bona fide means of equalizing the value between the Cellular/PCS Assets Disposed of and those acquired and (f) within 5 days of the consummation of such Disposition (and if applicable, within 5 days of such substantially contemporaneous acquisition) the Borrower shall have delivered to the Administrative Agent an officer's certificate certifying satisfaction of the conditions set forth in this definition and demonstrating pro forma compliance with the financials covenants set forth in Section 7.1.

     "Person": an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

     "Plan": at a particular time, any employee benefit plan that is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

     "Pops": with respect to any licensed area, the residents of such area based on the most recent publication by Claritas Inc. (or any successor thereof).

     "Pricing Grid": the pricing grid attached hereto as Annex A.

     "Prime Rate" the prime lending rate as set forth on the British Banking Association Telerate Page 5 (or such other comparable publicly available page as may, in the reasonable opinion of the Administrative Agent, after notice to the Borrower, replace such page for the purpose of displaying such rate), as in effect from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually available.

     "Pro Forma Balance Sheet": as defined in Section 4.1(a).

     "Projections": as defined in Section 6.2(c).

     "Property": any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including Capital Stock.

     "PUC": any state regulatory agency or governmental authority that exercises jurisdiction over the services provided via, or the ownership, construction, or operation of, commercial mobile radio service facilities.

     "PUC Authorization": any license or other Authorization issued by any applicable PUC from time to time that is required for DOC and its Subsidiaries to enter into operations of each of the Systems.

     "Purchase Price": with respect to any Permitted Acquisition or Permitted Asset Swap, all direct, indirect, and deferred cash and non-cash payments made to or for the benefit of the Person being acquired (or whose assets are being acquired), its shareholders, officers, directors, employees, or Affiliates in connection with such Permitted Acquisition or Permitted Asset Swap, including the amount of any Indebtedness being assumed in connection with such Permitted Acquisition or Permitted Asset Swap, seller financing, payments under non-competition or consulting agreements entered into in connection with such Permitted Acquisition or Permitted Asset Swap and similar agreements, all non-cash consideration and the value of any stock, options, or warrants or other Rights to acquire stock issued as consideration in such transaction; provided that, for the purposes hereof, non-competition agreements and consulting agreements shall be valued at their present value discounted over the term of such agreement at the Base Rate in effect at the time of the Permitted Acquisition.

     "Purchase Price Refund": any amount received by DOC or any of its Subsidiaries as a result of a purchase price adjustment or similar event in connection with any acquisition of Property by DOC or any of its Subsidiaries.

     "Qualified Counterparty": with respect to any Specified Hedge Agreement, any counterparty thereto that, at the time such Specified Hedge Agreement was entered into, was a Lender or an affiliate of a Lender.

     "Recovery Event": any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of DOC or any of its Subsidiaries which results in DOC or its Subsidiaries receiving a settlement or payment which (i) when aggregated with all settlements and payments from all such insurance claims and condemnation proceedings received in the same fiscal year of DOC is in excess of $5,000,000 (but only to the extent that they exceed $5,000,000) and (ii) for any single insurance claim or condemnation proceeding (in excess of the aggregate amount referred to in clause (i)) is equal to or greater than $50,000.

     "Refunded Swing Line Loans": as defined in Section 2.7(b).

     "Refunding Date": as defined in Section 2.7(c).

     "Register": as defined in Section 11.6(d).

     "Regulation H": Regulation H of the Board as in effect from time to time.

     "Regulation U": Regulation U of the Board as in effect from time to time.

     "Reimbursement Obligation": the obligation of the Borrower to reimburse each Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit issued by such Issuing Lender.

     "Reinvestment Deferred Amount": with respect to any Reinvestment Event, the aggregate Net Cash Proceeds received by DOC or any of its Subsidiaries in connection therewith that are not applied to prepay the Term Loans or reduce the Revolving Credit Commitments pursuant to Section 2.12(b) as a result of the delivery of a Reinvestment Notice.

     "Reinvestment Event": any Asset Sale, Purchase Price Refund or Recovery Event in respect of which the Borrower has delivered a Reinvestment Notice.

     "Reinvestment Notice": a written notice executed by a Responsible Officer stating that no Default or Event of Default has occurred and is continuing and that the Borrower (directly or indirectly through a Subsidiary of the Borrower) intends and expects to use all or a specified portion of the Net Cash Proceeds of an Asset Sale, Purchase Price Refund or Recovery Event to acquire assets useful in its business.

     "Reinvestment Prepayment Amount": with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to acquire assets useful in the Borrower's business.

     "Reinvestment Prepayment Date": with respect to any Reinvestment Event, the earlier of (a) the date occurring one year after such Reinvestment Event and (b) the date on which the Borrower shall have determined not to, or shall have otherwise ceased to, acquire assets useful in the Borrower's business with all or any portion of the relevant Reinvestment Deferred Amount.

     "Related Fund": with respect to any Lender, any fund that (x) invests in commercial loans and (y) is managed or advised by the same investment advisor (or an Affiliate of such investment advisor) as such Lender, by such Lender or an Affiliate of such Lender.

     "Reorganization": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

     "Reportable Event": any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .27, .28, .29, .30, .31, .32, .34 or .35 of PBGC Reg. ss. 4043.

     "Required Lenders": at any time, the holders of more than 50% of (a) until the Closing Date, the Commitments and (b) thereafter, the sum of (i) the aggregate unpaid principal amount of the Term Loans then outstanding and (ii) the Total Revolving Credit Commitments then in effect or, if the Revolving Credit Commitments have been terminated, the Total Revolving Extensions of Credit then outstanding.

     "Required Prepayment Lenders": the Majority Facility Lenders in respect of each Facility.

     "Requirement of Law": as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law (including the Communications Act), treaty, rule or regulation or determination of an arbitrator or a court or of the FCC, any PUC or any other Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

     "Responsible Officer": the chief executive officer, president, chief financial officer or treasurer of the Borrower, but in any event, with respect to financial matters, the chief financial officer or treasurer of the Borrower.

     "Restricted Payments": as defined in Section 7.6.

     "Restricted Subsidiary": means each Subsidiary of the Parent that is not an Unrestricted Subsidiary.

     "Revolving Credit Availability": at any time, the maximum amount of Available Revolving Credit Commitments which may be borrowed by the Borrower pursuant to Section 2.4 at such time in compliance with Section 5.2 (including on a pro forma basis as provided in Section 5.2).

     "Revolving Credit Commitment": as to any Lender, the obligation of such Lender, if any, to make Revolving Credit Loans and participate in Swing Line Loans and Letters of Credit, in an aggregate principal and/or face amount not to exceed the amount set forth under the heading "Revolving Credit Commitment" opposite such Lender's name on Schedule 1 to the Lender Addendum delivered by such Lender, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof.

     "Revolving Credit Commitment Period": the period from and including the Closing Date to the Revolving Credit Termination Date.

     "Revolving Credit Facility": as defined in the definition of "Facility" in this Section 1.1.

     "Revolving Credit Lender": each Lender that has a Revolving Credit Commitment or that is the holder of Revolving Credit Loans.

     "Revolving Credit Loans": as defined in Section 2.4.

     "Revolving Credit Note": as defined in Section 2.8(e).

     "Revolving Credit Percentage": as to any Revolving Credit Lender at any time, the percentage which such Lender's Revolving Credit Commitment then constitutes of the Total Revolving Credit Commitments (or, at any time after the Revolving Credit Commitments shall have expired or terminated, the percentage which the aggregate amount of such Lender's Revolving Extensions of Credit then outstanding constitutes the amount of the Total Revolving Extensions of Credit then outstanding).

     "Revolving Credit Termination Date": October 23, 2009 (or such earlier date on which the Loans become due and payable pursuant to Section 9).

     "Revolving Extensions of Credit": as to any Revolving Credit Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding, (b) such Lender's Revolving Credit Percentage of the L/C Obligations then outstanding and (c) such Lender's Revolving Credit Percentage of the aggregate principal amount of Swing Line Loans then outstanding.

     "SEC": the Securities and Exchange Commission (or successors thereto or an analogous Governmental Authority).

     "Secured Parties": as defined in the Guarantee and Collateral Agreement.

     "Security Documents": the collective reference to the Guarantee and Collateral Agreement, the Mortgages and all other security documents hereafter delivered to the Administrative Agent granting a Lien on any Property of any Person to secure the obligations and liabilities of any Loan Party under any Loan Document.

     "Single Employer Plan": any Plan that is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

     "Solvent": with respect to any Person, as of any date of determination, (a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) "debt" means liability on a "claim", and (ii) "claim" means any
(x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

     "Specified Hedge Agreement": any Hedge Agreement entered into by the Borrower or any Subsidiary Guarantor and any Qualified Counterparty.

     "S&P": Standard & Poor's Rating Services.

     "Subordinated Debt": as to any Loan Party, any Indebtedness of such Loan Party which is subordinated to the Obligations on terms acceptable to the Administrative Agent.

     "Subsidiary": as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified or the context otherwise requires, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of DOC.

     "Subsidiary Guarantor": each Subsidiary of DOC that is a Guarantor (provided that the Cellular Partnerships shall not be required to be Guarantors).

     "Supplemental Capital Expenditures": means, for any period, the Capital Expenditures, which have been consented to in writing by the Required Lenders, projected to be made in such period (in excess of the Capital Expenditures permitted for such period by Sections 7.1(e)(ii)(w), (x) and (y)) by DOC and its Subsidiaries in connection with a Permitted Acquisition.

     "SWI": Sygnet Wireless, Inc., an Ohio corporation.

     "Swing Line Commitment": the obligation of the Swing Line Lender to make Swing Line Loans pursuant to Section 2.6 in an aggregate principal amount at any one time outstanding not to exceed $20,000,000.

     "Swing Line Lender": LCPI, in its capacity as the lender of Swing Line
Loans.

     "Swing Line Loans": as defined in Section 2.6.

     "Swing Line Note": as defined in Section 2.8(e).

     "Swing Line Participation Amount": as defined in Section 2.7(c).

     "Syndication Date": the Closing Date.

     "System": each of the Cellular Systems and PCS Systems, now or hereafter owned, operated, or managed by DOC or its Subsidiaries.

     "Tax Sharing Agreement": the consolidated income tax payment agreement dated as of February 28, 1997, entered into among the Parent and its Subsidiaries (as such agreement may be further amended from time to time with the consent of Administrative Agent).

     "Taxes": means, for any Person, taxes, assessments, or other governmental charges or levies imposed upon such Person, its income, or any of its properties, franchises, or assets.

     "Term Loan Commitment": as to any Lender, the obligation of such Lender, if any, to make a Term Loan to the Borrower hereunder in a principal amount not to exceed the amount set forth under the heading "Term Loan Commitment" opposite such Lender's name on Schedule 1 to the Lender Addendum delivered by such Lender, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original aggregate amount of the Term Loan Commitments is $550,000,000.

     "Term Loan Facility": as defined in the definition of "Facilities" in this
Section 1.1

     "Term Loan Lenders": each Lender holding a Term Loan Commitment or a Term Loan.

     "Term Loans": as defined in Section 2.1

     "Term Note": as defined in Section 2.8.

     "Total Revolving Credit Commitments": at any time, the aggregate amount of the Revolving Credit Commitments then in effect. The original aggregate amount of the Total Revolving Credit Commitments is $150,000,000.

     "Total Revolving Extensions of Credit": at any time, the aggregate amount of the Revolving Extensions of Credit of the Revolving Credit Lenders outstanding at such time.

     "Transactions": collectively, each Merger, the Issuance of the New Parent Senior Notes and the refinancings and repurchases contemplated in Sections 4.16(a) and 5.1(b).

     "Transaction Documents": each agreement, Indenture, instrument and other document set forth on Schedule 5.1(b) pursuant to which the respective Transactions have been, or shall be, consummated.

     "Transferee": as defined in Section 11.14.

     "Type": as to any Loan, its nature as a Base Rate Loan or a Eurodollar
Loan.

     "UCC": the Uniform Commercial Code as in effect from time to time in the State of New York.

     "Unrestricted Group": ACC and its Subsidiaries and each other Unrestricted Subsidiary.

     "Unrestricted Subsidiary": each Subsidiary of the Parent (other than DOC and its Subsidiaries) which, from time to time, has been designated as an "Unrestricted Subsidiary" pursuant to a resolution of the Board of Directors of the Parent and notified in writing to the Administrative Agent; provided that no Restricted Subsidiary which is a Guarantor may become an Unrestricted Subsidiary, and no Unrestricted Subsidiary may become a Restricted Subsidiary, without the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed).

     "Voting Power": with respect to any Person, the rights attributable to ownership of the Capital Stock of any class or kind ordinarily to vote for the election of directors, managers or other voting members of the governing body of such Person.

     "Wholly Owned Subsidiary": as to any Person, any other Person all of the Capital Stock of which (other than directors' qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries.

     1.2 Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

     (a) As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to the Parent, the Borrower, DOC and its Subsidiaries not defined in
Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

     (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

     (c) As used herein and in the other Loan Documents, the word "including" shall mean "including without limitation".

     (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     (e) All calculations of financial ratios set forth in Section 7.1 and the calculation of the DOC Leverage Ratio for purposes of determining the Applicable Margin shall be calculated to the same number of decimal places as the relevant ratios are expressed in and shall be rounded upward if the number in the decimal place immediately following the last calculated decimal place is five or greater. For example, if the relevant ratio is to be calculated to the hundredth decimal place and the calculation of the ratio is 5.126, the ratio will be rounded up to 5.13.

                   SECTION 2. AMOUNT AND TERMS OF COMMITMENTS

     2.1 Term Loan Commitments. Subject to the terms and conditions hereof, the Lenders severally agree to make term loans (the "Term Loans") to the Borrower on the Closing Date in an amount not to exceed the amount of the Term Loan Commitment of such Lender. The Term Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 2.13.

     2.2 Procedure for Term Loan Borrowing. The Borrower shall deliver to the Administrative Agent a Borrowing Notice (which Borrowing Notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, one Business Day prior to the anticipated Closing Date) requesting that the Term Loan Lenders make the Term Loans on the Closing Date. The Term Loans made on the Closing Date shall initially be Base Rate Loans, and no Term Loan may be converted into or continued as a Eurodollar Loan having an Interest Period in excess of one month prior to the Syndication Date. Upon receipt of such Borrowing Notice the Administrative Agent shall promptly notify each Term Loan Lender thereof. Not later than 12:00 Noon, New York City time, on the Closing Date each Term Loan Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Term Loan or Term Loans to be made by such Lender. The Administrative Agent shall make available to the Borrower the aggregate of the amounts made available to the Administrative Agent by the Term Loan Lenders, in like funds as received by the Administrative Agent.

     2.3 Repayment of Term Loans. The principal balance of the Term Loans of each Term Loan Lender shall be repayable in consecutive quarterly installments on the last day of each fiscal quarter of the Borrower ending during the periods set forth below, each such payment in the applicable quarterly percentage amount of the Term Loans outstanding on the Closing Date which corresponds to each such period, as follows:

                                                      Quarterly Percentage
                      Fiscal Quarters Ended         Repayment of Term Loans
                      ---------------------         -----------------------
      December 31, 2003 through March 31, 2009               0.25%

      June 30, 2009 through March 31, 2010                  23.625%

     ; provided that if, on or prior to January 31, 2010, the Existing Parent Senior Notes have not been refinanced on terms which are not materially less favorable to the Lenders than the Indenture with respect to the Existing Parent Senior Notes and with a maturity date which is not earlier than the date which is seven and one-half years after the Closing Date, then the Term Loans will mature, and all outstanding amounts thereunder will be repayable on, January 31, 2010. The outstanding principal balance of the Term Loans shall be repaid on March 31, 2010 (or such earlier maturity date as provided above) to the extent not otherwise paid prior to such date.

     2.4 Revolving Credit Commitments. (a) Subject to the terms and conditions hereof, the Revolving Credit Lenders severally agree to make revolving credit loans ("Revolving Credit Loans") to the Borrower from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding for each Revolving Credit Lender which, when added to such Lender's Revolving Credit Percentage of the sum of (i) the L/C Obligations then outstanding and (ii) the aggregate principal amount of the Swing Line Loans then outstanding, does not exceed the amount of such Lender's Revolving Credit Commitment. During the Revolving Credit Commitment Period the Borrower may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. The Revolving Credit Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.5 and 2.13, provided that no Revolving Credit Loan shall be made as a Eurodollar Loan after the day that is one month prior to the Revolving Credit Termination Date.

     (b) The Borrower shall repay all outstanding Revolving Credit Loans on the Revolving Credit Termination Date.

     2.5 Procedure for Revolving Credit Borrowing. The Borrower may borrow under the Revolving Credit Commitments on any Business Day during the Revolving Credit Commitment Period, provided that the Borrower shall deliver to the Administrative Agent a Borrowing Notice (which Borrowing Notice must be received by the Administrative Agent prior to 12:00 Noon, New York City time, (a) three Business Days prior to the requested Borrowing Date, in the case of Eurodollar Loans, or (b) one Business Day prior to the requested Borrowing Date, in the case of Base Rate Loans). Any Revolving Credit Loans made, converted or continued before the Syndication Date shall be Base Rate Loans or Eurodollar Loans having an Interest Period of one month. Each borrowing of Revolving Credit Loans under the Revolving Credit Commitments shall be in an amount equal to (x) in the case of Base Rate Loans, $1,000,000 or a whole multiple thereof (or, if the then aggregate Available Revolving Credit Commitments are less than $1,000,000, such lesser amount) and (y) in the case of Eurodollar Loans, $5,000,000 or a whole multiple of $1,000,000 in excess thereof; provided that the Swing Line Lender may request, on behalf of the Borrower, borrowings of Base Rate Loans under the Revolving Credit Commitments in other amounts pursuant to
Section 2.7. Upon receipt of any such Borrowing Notice from the Borrower, the Administrative Agent shall promptly notify each Revolving Credit Lender thereof. Each Revolving Credit Lender will make its Revolving Credit Percentage of the amount of each borrowing of Revolving Credit Loans available to the Administrative Agent for the account of the Borrower at the Funding Office prior to 12:00 Noon, New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent in like funds as received by the Administrative Agent.

     2.6 Swing Line Commitment. (a) Subject to the terms and conditions hereof, the Swing Line Lender agrees that, during the Revolving Credit Commitment Period, it will make available to the Borrower in the form of swing line loans ("Swing Line Loans") a portion of the credit otherwise available to the Borrower under the Revolving Credit Commitments; provided that (i) the aggregate principal amount of Swing Line Loans outstanding at any time shall not exceed the Swing Line Commitment then in effect (notwithstanding that the Swing Line Loans outstanding at any time, when aggregated with the Swing Line Lender's other outstanding Revolving Credit Loans hereunder, may exceed the Swing Line Commitment then in effect or such Swing Line Lender's Revolving Credit Commitment then in effect) and (ii) the Borrower shall not request, and the Swing Line Lender shall not make, any Swing Line Loan if, after giving effect to the making of such Swing Line Loan, the aggregate amount of the Available Revolving Credit Commitments would be less than zero. During the Revolving Credit Commitment Period, the Borrower may use the Swing Line Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof. Swing Line Loans shall be Base Rate Loans only.

     (b) The Borrower shall repay all outstanding Swing Line Loans on the Revolving Credit Termination Date.

     2.7 Procedure for Swing Line Borrowing; Refunding of Swing Line Loans. (a) The Borrower may borrow under the Swing Line Commitment on any Business Day during the Revolving Credit Commitment Period, provided that the Borrower shall give the Swing Line Lender irrevocable telephonic notice confirmed promptly in writing (which telephonic notice must be received by the Swing Line Lender not later than 1:00 P.M., New York City time, on the proposed Borrowing Date), specifying (i) the amount to be borrowed and (ii) the requested Borrowing Date. Each borrowing under the Swing Line Commitment shall be in an amount equal to $500,000 or a whole multiple of $100,000 in excess thereof. Not later than 3:00 P.M., New York City time, on the Borrowing Date specified in the borrowing notice in respect of any Swing Line Loan, the Swing Line Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the amount of such Swing Line Loan. The Administrative Agent shall make the proceeds of such Swing Line Loan available to the Borrower on such Borrowing Date in like funds as received by the Administrative Agent.

     (b) The Swing Line Lender, at any time and from time to time in its sole and absolute discretion may, on behalf of the Borrower (which hereby irrevocably directs the Swing Line Lender to act on its behalf), on one Business Day's notice given by the Swing Line Lender no later than 12:00 Noon, New York City time, request each Revolving Credit Lender to make, and each Revolving Credit Lender hereby agrees to make, a Revolving Credit Loan (which shall initially be a Base Rate Loan), in an amount equal to such Revolving Credit Lender's Revolving Credit Percentage of the aggregate amount of the Swing Line Loans (the "Refunded Swing Line Loans") outstanding on the date of such notice, to repay the Swing Line Lender. Each Revolving Credit Lender shall make the amount of such Revolving Credit Loan available to the Administrative Agent at the Funding Office in immediately available funds, not later than 10:00 A.M., New York City time, one Business Day after the date of such notice. The proceeds of such Revolving Credit Loans shall be made immediately available by the Administrative Agent to the Swing Line Lender for application by the Swing Line Lender to the repayment of the Refunded Swing Line Loans.

     (c) If prior to the time a Revolving Credit Loan would have otherwise been made pursuant to Section 2.7(b), one of the events described in Section 9(f) shall have occurred and be continuing with respect to the Borrower, or if for any other reason, as determined by the Swing Line Lender in its sole discretion, Revolving Credit Loans may not be made as contemplated by Section 2.7(b), each Revolving Credit Lender shall, on the date such Revolving Credit Loan was to have been made pursuant to the notice referred to in Section 2.7(b) (the "Refunding Date"), purchase for cash an undivided participating interest in the then outstanding Swing Line Loans by paying to the Swing Line Lender an amount (the "Swing Line Participation Amount") equal to (i) such Revolving Credit Lender's Revolving Credit Percentage times (ii) the sum of the aggregate principal amount of Swing Line Loans then outstanding which were to have been repaid with such Revolving Credit Loans.

     (d) Whenever, at any time after the Swing Line Lender has received from any Revolving Credit Lender such Lender's Swing Line Participation Amount, the Swing Line Lender receives any payment on account of the Swing Line Loans, the Swing Line Lender will distribute to such Lender its Swing Line Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Lender's pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swing Line Loans then due); provided, however, that in the event that such payment received by the Swing Line Lender is required to be returned, such Revolving Credit Lender will return to the Swing Line Lender any portion thereof previously distributed to it by the Swing Line Lender.

     (e) Each Revolving Credit Lender's obligation to make the Loans referred to in Section 2.7(b) and to purchase participating interests pursuant to Section 2.7(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right which such Revolving Credit Lender or the Borrower may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in
Section 5; (iii) any adverse change in the condition (financial or otherwise) of the Borrower; (iv) any breach of this Agreement or any other Loan Document by the Borrower, any other Loan Party or any other Revolving Credit Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

     2.8 Repayment of Loans; Evidence of Debt . (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the appropriate Revolving Credit Lender or Term Loan Lender, as the case may be,
(i) the then unpaid principal amount of each Revolving Credit Loan of such Revolving Credit Lender on the Revolving Credit Termination Date (or on such earlier date on which the Loans become due and payable pursuant to Section 9),
(ii) the then unpaid principal amount of each Swing Line Loan of such Swing Line Lender on the Revolving Credit Termination Date (or on such earlier date on which the Loans become due and payable pursuant to Section 9) and (iii) the principal amount of each Term Loan of such Term Loan Lender in installments according to the amortization schedule set forth in Section 2.3 (or on such earlier date on which the Loans become due and payable pursuant to Section 9). The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in
Section 2.15.

     (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

     (c) The Administrative Agent, on behalf of the Borrower, shall maintain the Register pursuant to Section 11.6(d), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder and any Note evidencing such Loan, the Type of such Loan and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and
(iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof.

     (d) The entries made in the Register and the accounts of each Lender maintained pursuant to Section 2.8(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to the Borrower by such Lender in accordance with the terms of this Agreement.

     (e) The Borrower agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will promptly execute and deliver to such Lender a promissory note of the Borrower evidencing any Term Loans, Revolving Credit Loans or Swing Line Loans, as the case may be, of such Lender, substantially in the forms of Exhibit G-1, G-2 or G-3, respectively (a "Term Note", "Revolving Credit Note" or "Swing Line Note", respectively), with appropriate insertions as to date and principal amount; provided that delivery of Notes shall not be a condition precedent to the occurrence of the Closing Date or the making of the Loans on the Closing Date.

     2.9 Commitment Fees, etc. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Credit Lender a commitment fee for the period from and including the Closing Date to the last day of the Revolving Credit Commitment Period, computed at the Commitment Fee Rate on the average daily amount of the Available Revolving Credit Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Revolving Credit Termination Date, commencing on the first of such dates to occur after the date hereof.

     (b) The Borrower agrees to pay to the Syndication Agent the fees in the amounts and on the dates previously agreed to in writing by the Borrower and the Syndication Agent.

     (c) The Borrower agrees to pay to the Administrative Agent the fees in the amounts and on the dates from time to time agreed to in writing by the Borrower and the Administrative Agent.

     2.10 Termination or Reduction of Revolving Credit Commitments. The Borrower shall have the right, upon not less than three Business Days' notice to the Administrative Agent, to terminate the Revolving Credit Commitments or, from time to time, to reduce the aggregate amount of the Revolving Credit Commitments; provided that no such termination or reduction of Revolving Credit Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans and Swing Line Loans made on the effective date thereof, the Total Revolving Extensions of Credit would exceed the Total Revolving Credit Commitments. Any such reduction shall be in an amount equal to $1,000,000, or a whole multiple thereof, and shall reduce permanently the Revolving Credit Commitments then in effect.

     2.11 Optional Prepayments. The Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty (except as otherwise provided herein), upon irrevocable notice delivered to the Administrative Agent at least three Business Days prior thereto in the case of Eurodollar Loans and at least one Business Day prior thereto in the case of Base Rate Loans, which notice shall specify the date and amount of such prepayment, whether such prepayment is of Term Loans or Revolving Credit Loans, and whether such prepayment is of Eurodollar Loans or Base Rate Loans; provided that (i) if a Eurodollar Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 2.21; (ii) no prior notice is required for the prepayment of Swing Line Loans; (iii) each such partial prepayment shall be applied pro rata to the remaining repayment installments thereof pursuant to Section 2.3 and (iv) the amount of each such partial prepayment of the Term Loans may not be reborrowed. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (except in the case of Revolving Credit Loans that are Base Rate Loans and Swing Line Loans) accrued interest to such date on the amount prepaid. Partial prepayments of Term Loans and Revolving Credit Loans shall be in an aggregate principal amount of $1,000,000 or a whole multiple thereof. Partial prepayments of Swing Line Loans shall be in an aggregate principal amount of $100,000 or a whole multiple thereof.

     2.12 Mandatory Prepayments. (a) Unless the Required Prepayment Lenders shall otherwise agree, if any Capital Stock shall be issued (excluding any Capital Stock issued by DOC to the Parent or by a Wholly-Owned Subsidiary of DOC to the direct parent of such Subsidiary), or any Indebtedness shall be incurred (excluding any Indebtedness incurred pursuant to Section 7.2 (as such section is in effect on the date of this Agreement), other than pursuant to Section 7.2(j)), by DOC or any of its Subsidiaries, then on the date of such issuance or incurrence, the Loans shall be prepaid by an amount equal to the amount of the Net Cash Proceeds of such issuance or incurrence, as set forth in Section 2.12(d). The provisions of this Section do not constitute a consent to the issuance of any equity securities by any entity whose equity securities are pledged pursuant to the Guarantee and Collateral Agreement, or a consent to the incurrence of any Indebtedness by DOC or any of its Subsidiaries.

     (b) Unless the Required Prepayment Lenders shall otherwise agree, if on any date DOC or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Sale, Purchase Price Refund or Recovery Event then, unless a Reinvestment Notice shall be delivered in respect thereof (which may be delivered, and pursuant to which any such reinvestment may be made, only if no Default or Event of Default has occurred which is continuing), within 20 days following the date of receipt by DOC or any of its Subsidiaries of such Net Cash Proceeds, the Loans shall be prepaid by an amount equal to the amount of such Net Cash Proceeds, as set forth in Section 2.12(d); provided that, notwithstanding the foregoing, on each Reinvestment Prepayment Date the Loans shall be prepaid by an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event, as set forth in Section 2.12(d). The provisions of this Section do not constitute a consent to the consummation of any Disposition not permitted by Section 7.5.

     (c) Unless the Required Prepayment Lenders shall otherwise agree, if, at the end of any fiscal year of DOC, the Parent Leverage Ratio for the preceding four fiscal quarters is equal to or greater than 4.15 to 1, the Loans shall be prepaid by an amount equal to 50% of such Excess Cash Flow, as set forth in
Section 2.12(d). Each such prepayment shall be made on a date (an "Excess Cash Flow Application Date") no later than five days after the earlier of (i) the date on which the financial statements of DOC referred to in Section 6.1(a), for the fiscal year with respect to which such prepayment is made, are required to be delivered to the Lenders and (ii) the date such financial statements are actually delivered.

     (d) (i) Amounts to be applied in connection with prepayments and Commitment reductions made pursuant to this Section shall be applied, subject as provided in clause (d)(ii) below, first, to the prepayment of the Term Loans and, second, to the prepayment of the Revolving Credit Loans outstanding (but without reducing the Revolving Credit Commitment). Each such prepayment of the Term Loans shall be applied pro rata to reduce the remaining repayment installments thereof pursuant to Section 2.3; provided that the amounts prepaid with respect to the Term Loans may not be reborrowed. (ii) Notwithstanding the foregoing, any Term Loan Lender may, at its option, elect not to accept such mandatory prepayment of its Term Loan (any Term Loan Lender making such election being a "Declining Lender") as follows: each Declining Lender shall give written notice thereof to the Administrative Agent not later than 10:00 a.m. New York City time on the Business Day preceding the date (as notified to each Term Loan Lender by the Administrative Agent pursuant to a notice substantially in the form of Exhibit H) of the applicable prepayment. On such date of prepayment, (x) an amount equal to that portion of the Term Loans then to be prepaid to the Term Loan Lenders (less the amount thereof that would otherwise be payable to Declining Lenders) shall be paid to the Term Loan Lenders that are not Declining Lenders and (y) an amount equal to that portion of the Term Loans that would otherwise be payable to Declining Lenders shall be applied first in further prepayment of the Term Loans held by Term Loan Lenders that are not Declining Lenders (to the extent that they have not declined such further prepayment) and second to the prepayment of the Revolving Credit Loans outstanding, in each case on the basis provided in clause (d)(i) above. In the event that the Administrative Agent has not, with respect to any mandatory prepayment, received a notice from a Term Loan Lender in accordance with this clause (d)(ii), such Term Loan Lender shall be deemed to have waived its rights under this clause
(d)(ii) to decline receipt thereof.

     2.13 Conversion and Continuation Options. (a) The Borrower may elect from time to time to convert Eurodollar Loans to Base Rate Loans by giving the Administrative Agent at least two Business Days' prior irrevocable notice of such election, provided that any such conversion of Eurodollar Loans may be made only on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert Base Rate Loans to Eurodollar Loans by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election (which notice shall specify the length of the initial Interest Period therefor), provided that no Base Rate Loan under a particular Facility may be converted into a Eurodollar Loan (i) when any Event of Default has occurred and is continuing and the Administrative Agent has, or the Majority Facility Lenders in respect of such Facility have, determined in its or their sole discretion not to permit such conversions or (ii) after the date that is one month prior to the final scheduled termination or maturity date of such Facility. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

     (b) The Borrower may elect to continue any Eurodollar Loan as such upon the expiration of the then current Interest Period with respect thereto by giving irrevocable notice to the Administrative Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in Section 1.1, of the length of the next Interest Period to be applicable to such Loans, provided that no Eurodollar Loan under a particular Facility may be continued as such (i) when any Event of Default has occurred and is continuing and the Administrative Agent has, or the Majority Facility Lenders in respect of such Facility have, determined in its or their sole discretion not to permit such continuations or
(ii) after the date that is one month prior to the final scheduled termination or maturity date of such Facility, and provided, further, that if the Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso, such Loans shall be converted automatically to Base Rate Loans on the last day of such then expiring Interest Period. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

     2.14 Minimum Amounts and Maximum Number of Eurodollar Tranches. Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions, continuations and optional prepayments of Eurodollar Loans and all selections of Interest Periods shall be in such amounts and be made pursuant to such elections so that, (a) after giving effect thereto, the aggregate principal amount of the Eurodollar Loans comprising each Eurodollar Tranche shall be equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof and (b) no more than ten Eurodollar Tranches shall be outstanding at any one time.

     2.15 Interest Rates and Payment Dates. (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin in effect for such day.

     (b) Each Base Rate Loan shall bear interest for each day on which it is outstanding at a rate per annum equal to the Base Rate in effect for such day plus the Applicable Margin in effect for such day.

     (c) (i) If all or a portion of the principal amount of any Loan or Reimbursement Obligation shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), all outstanding Loans and Reimbursement Obligations (whether or not overdue) (to the extent legally permitted) shall bear interest at a rate per annum that is equal to (x) in the case of the Loans, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2% or (y) in the case of Reimbursement Obligations, the rate applicable to Base Rate Loans under the Revolving Credit Facility plus 2%, and (ii) if all or a portion of any interest payable on any Loan or Reimbursement Obligation or any commitment fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to the rate then applicable to Base Rate Loans under the relevant Facility plus 2% (or, in the case of any such other amounts that do not relate to a particular Facility, the rate then applicable to Base Rate Loans under the Revolving Credit Facility plus 2%), in each case, with respect to clauses (i) and (ii) above, from the date of such non-payment until such amount is paid in full (after as well as before judgment).

     (d) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this Section shall be payable from time to time on demand.

     2.16 Computation of Interest and Fees. (a) Interest, fees, commissions payable pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed, except that, with respect to Base Rate Loans on which interest is calculated on the basis of the Prime Rate, the interest thereon shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the Base Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of the effective date and the amount of each such change in interest rate.

     (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to Section 2.15(a).

     2.17 Inability to Determine Interest Rate. If prior to the first day of any Interest Period:

     (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

     (b) the Administrative Agent shall have received notice from the Majority Facility Lenders in respect of the relevant Facility that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the relevant Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans under the relevant Facility requested to be made on the first day of such Interest Period shall be made as Base Rate Loans, (y) any Loans under the relevant Facility that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be continued as Base Rate Loans and (z) any outstanding Eurodollar Loans under the relevant Facility shall be converted, on the last day of the then current Interest Period with respect thereto, to Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans under the relevant Facility shall be made or continued as such, nor shall the Borrower have the right to convert Loans under the relevant Facility to Eurodollar Loans.

     2.18 Pro Rata Treatment and Payments. (a) Each borrowing by the Borrower from the Lenders hereunder, each payment by the Borrower on account of any commitment fee or Letter of Credit fee, and any reduction of the Commitments of the Lenders, shall be made pro rata according to the respective Term Loan Percentages or Revolving Credit Percentages, as the case may be, of the relevant Lenders. Each payment (other than as provided in Section 2.12(d)) in respect of principal or interest in respect of the Term Loans and each payment in respect of fees payable hereunder shall be applied to the amounts of such obligations owing to the Lenders pro rata according to the respective amounts then due and owing to the Lenders.

     (b) The application of any payment of Loans under any Facility (including optional and mandatory prepayments) shall be made, first, to Base Rate Loans under such Facility and, second, to Eurodollar Loans under such Facility. Each payment of the Loans (except in the case of Swing Line Loans and Revolving Credit Loans that are Base Rate Loans) shall be accompanied by accrued interest to the date of such payment on the amount paid.

     (c) All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the relevant Lenders, at the Payment Office, in Dollars and in immediately available funds. Any payment made by the Borrower after 12:00 Noon, New York City time, on any Business Day shall be deemed to have been on the next following Business Day. The Administrative Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension.

     (d) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this paragraph shall be conclusive in the absence of manifest error. If such Lender's share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days after such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Base Rate Loans under the relevant Facility, on demand, from the Borrower.

     (e) Unless the Administrative Agent shall have been notified in writing by the Borrower prior to the date of any payment due to be made by the Borrower hereunder that the Borrower will not make such payment to the Administrative Agent, the Administrative Agent may assume that the Borrower is making such payment, and the Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the Lenders their respective pro rata shares of a corresponding amount. If such payment is not made to the Administrative Agent by the Borrower within three Business Days after such due date, the Administrative Agent shall be entitled to recover, on demand, from each Lender to which any amount which was made available pursuant to the preceding sentence, such amount with interest thereon at the rate per annum equal to the daily average Federal Funds Effective Rate. Nothing herein shall be deemed to limit the rights of the Administrative Agent or any Lender against the Borrower.

     2.19 Requirements of Law. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

          (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any Application or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by Section 2.20 and changes in the rate of tax on the overall net income of such Lender);

          (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender that is not otherwise included in the determination of the Eurodollar Rate hereunder; or

          (iii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or issuing or participating in Letters of Credit, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled.

     (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Borrower (with a copy to the Administrative Agent) of a written request therefor, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such corporation for such reduction; provided that the Borrower shall not be required to compensate a Lender pursuant to this paragraph for any amounts incurred more than six months prior to the date that such Lender notifies the Borrower of such Lender's intention to claim compensation therefor; and provided further that, if the circumstances giving rise to such claim have a retroactive effect, then such six-month period shall be extended to include the period of such retroactive effect.

     (c) A certificate as to any additional amounts payable pursuant to this Section submitted by any Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. The obligations of the Borrower pursuant to this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

     2.20 Taxes. (a) All payments made by the Borrower under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on any Agent or any Lender as a result of a present or former connection between such Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Agent's or such Lender's having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") or any Other Taxes are required to be withheld from any amounts payable to any Agent or any Lender hereunder, the amounts so payable to such Agent or such Lender shall be increased to the extent necessary to yield to such Agent or such Lender (after payment of all Non-Excluded Taxes and Other Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement; provided, however, that the Borrower shall not be required to increase any such amounts payable to any Lender with respect to any Non-Excluded Taxes (i) that are attributable to such Lender's failure to comply with the requirements of paragraph (d) or (e) of this Section or (ii) that are United States withholding taxes imposed on amounts payable to such Lender at the time such Lender becomes a party to this Agreement, except to the extent that such Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrower with respect to such Non-Excluded Taxes pursuant to this paragraph (a).

     (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

     (c) Whenever any Non-Excluded Taxes or Other Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for the account of the relevant Agent or Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Agents and the Lenders for any incremental taxes, interest or penalties that may become payable by any Agent or any Lender as a result of any such failure. The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

     (d) Each Lender (or Transferee) that is not a citizen or resident of the United States of America, a corporation, partnership or other entity created or organized in or under the laws of the United States of America (or any jurisdiction thereof), or any estate or trust that is subject to federal income taxation regardless of the source of its income (a "Non-U.S. Lender") shall deliver to the Borrower and the Administrative Agent (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) two copies of either U.S. Internal Revenue Service Form W-8BEN or Form W-8ECI, or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest" a statement substantially in the form of
Exhibit I and a Form W-8BEN, or any subsequent versions thereof or successors thereto properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments by the Borrower under this Agreement and the other Loan Documents. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of this paragraph, a Non-U.S. Lender shall not be required to deliver any form pursuant to this paragraph that such Non-U.S. Lender is not legally able to deliver.

     (e) A Lender that is entitled to an exemption from or reduction of non-U.S. withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate, provided that such Lender is legally entitled to complete, execute and deliver such documentation and in such Lender's reasonable judgment such completion, execution or submission would not materially prejudice the legal position of such Lender.

     2.21 Indemnity. The Borrower agrees to indemnify each Lender for, and to hold each Lender harmless from, any loss or expense that such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment or conversion of Eurodollar Loans on a day that is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest that would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) that would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurodollar market. A certificate as to any amounts payable pursuant to this Section submitted to the Borrower by any Lender shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

     2.22 Illegality. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert Base Rate Loans to Eurodollar Loans shall forthwith be canceled and (b) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 2.21.

     2.23 Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.19, 2.20(a) or 2.22 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event with the object of avoiding the consequences of such event; provided that such designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending office(s) to suffer no economic, legal or regulatory disadvantage, and provided, further, that nothing in this Section shall affect or postpone any of the obligations of any Borrower or the rights of any Lender pursuant to Section 2.19, 2.20(a) or 2.22.

     2.24 Replacement of Lenders under Certain Circumstances. The Borrower shall be permitted to replace any Lender that (a) requests reimbursement for amounts owing pursuant to Section 2.19 or 2.20 or gives a notice of illegality pursuant to Section 2.22 or (b) defaults in its obligation to make Loans hereunder, with a replacement financial institution; provided that (i) such replacement does not conflict with any Requirement of Law, (ii) no Event of Default shall have occurred and be continuing at the time of such replacement, (iii) prior to any such replacement, such Lender shall have taken no action under Section 2.23 so as to eliminate the continued need for payment of amounts owing pursuant to
Section 2.19 or 2.20 or to eliminate the illegality referred to in such notice of illegality given pursuant to Section 2.22, (iv) the replacement financial institution shall purchase, at par, all Loans and other amounts owing to such replaced Lender on or prior to the date of replacement, (v) the Borrower shall be liable to such replaced Lender under Section 2.21 (as though Section 2.21 were applicable) if any Eurodollar Loan owing to such replaced Lender shall be purchased other than on the last day of the Interest Period relating thereto,
(vi) the replacement financial institution, if not already a Lender, shall be reasonably satisfactory to the Administrative Agent, (vii) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of
Section 11.6 (provided that the Borrower shall be obligated to pay the registration and processing fee referred to therein), (viii) the Borrower shall pay all additional amounts (if any) required pursuant to Section 2.19 or 2.20, as the case may be, in respect of any period prior to the date on which such replacement shall be consummated, and (ix) any such replacement shall not be deemed to be a waiver of any rights that the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender.

                          SECTION 3. LETTERS OF CREDIT

     3.1 L/C Commitment. (a) Subject to the terms and conditions hereof, each Issuing Lender, in reliance on the agreements of the other Revolving Credit Lenders set forth in Section 3.4(a), agrees to issue letters of credit (the "Letters of Credit") for the account of the Borrower on any Business Day during the Revolving Credit Commitment Period in such form as may be approved from time to time by such Issuing Lender; provided that no such Letter of Credit shall be issued if, after giving effect to such issuance, (i) the L/C Obligations plus the aggregate amount of Indebtedness outstanding at such time pursuant to
Section 7.2(k) would exceed the L/C Commitment or (ii) the aggregate amount of the Available Revolving Credit Commitments would be less than zero. Each Letter of Credit shall (i) be denominated in Dollars and (ii) expire no later than the earlier of (x) the first anniversary of its date of issuance and (y) the date which is five Business Days prior to the Revolving Credit Termination Date; provided that any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (y) above).

     (b) No Issuing Lender shall at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause such Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

     3.2 Procedure for Issuance of Letter of Credit. The Borrower may from time to time request that an Issuing Lender issue a Letter of Credit by delivering to such Issuing Lender at its address for notices specified herein an Application therefor, completed to the satisfaction of such Issuing Lender, and such other certificates, documents and other papers and information as such Issuing Lender may request. Upon receipt of any Application, an Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed to by such Issuing Lender and the Borrower (but in no event shall any Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto). Each Issuing Lender shall promptly give notice to the Administrative Agent of its receipt of each Application for the issuance of a Letter of Credit (including the amount thereof). Upon the issuance by an Issuing Lender of a Letter of Credit, such Issuing Lender shall furnish a copy of such Letter of Credit to each of the Borrower and the Administrative Agent.

     3.3 Fees and Other Charges. (a) The Borrower will pay a fee on the aggregate drawable amount of all outstanding Letters of Credit at a per annum rate equal to the Applicable Margin then in effect with respect to Eurodollar Loans under the Revolving Credit Facility, shared ratably among the Revolving Credit Lenders in accordance with their respective Revolving Credit Percentages and payable quarterly in arrears on each L/C Fee Payment Date after the issuance date. In addition, the Borrower shall pay to the relevant Issuing Lender for its own account a fronting fee on the aggregate drawable amount of all outstanding Letters of Credit issued by it of 1/4 of 1% per annum, payable quarterly in arrears on each L/C Fee Payment Date after the issuance date.

     (b) In addition to the foregoing fees, the Borrower shall pay or reimburse each Issuing Lender for such normal and customary costs and expenses as are incurred or charged by such Issuing Lender in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit.

     3.4 L/C Participations. (a) Each Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce each Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from each Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk, an undivided interest equal to such L/C Participant's Revolving Credit Percentage in each Issuing Lender's obligations and rights under each Letter of Credit issued by such Issuing Lender hereunder and the amount of each draft paid by such Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with each Issuing Lender that, if a draft is paid under any Letter of Credit issued by such Issuing Lender for which such Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay upon demand to the Administrative Agent (for the account of such Issuing Lender) at the Administrative Agent's address for notices specified herein, and the Administrative Agent shall promptly thereafter pay to such Issuing Lender, an amount equal to such L/C Participant's Revolving Credit Percentage of the amount of such draft, or any part thereof, that is not so reimbursed.

     (b) If any amount required to be paid by any L/C Participant to an Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by such Issuing Lender under any Letter of Credit is paid to such Issuing Lender within three Business Days after the date such payment is due, such Issuing Lender shall so notify the Administrative Agent who shall promptly notify such L/C Participant and such L/C Participant shall pay upon demand to the Administrative Agent (for the account of such Issuing Lender), and the Administrative Agent shall promptly thereafter pay to such Issuing Lender, an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to such Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is
360. If any such amount required to be paid by any L/C Participant pursuant to
Section 3.4(a) is not made available to such Issuing Lender by such L/C Participant within three Business Days after the date such payment is due, the Administrative Agent on behalf of such Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to Base Rate Loans under the Revolving Credit Facility. A certificate of the Administrative Agent submitted on behalf of any Issuing Lender to any L/C Participant with respect to any such amounts owing under this Section shall be conclusive in the absence of manifest error.

     (c) Whenever, at any time after an Issuing Lender has made payment under any Letter of Credit and has received from the Administrative Agent any L/C Participant its pro rata share of such payment in accordance with Section 3.4(a), such Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by such Issuing Lender), or any payment of interest on account thereof, such Issuing Lender will distribute to the Administrative Agent for the account of such L/C Participant, and the Administrative Agent shall promptly thereafter pay to such L/C Participant, its pro rata share thereof; provided, however, that in the event that any such payment received by such Issuing Lender shall be required to be returned by such Issuing Lender, such L/C Participant shall return to the Administrative Agent (for the account of such Issuing Lender), and the Administrative Agent shall promptly thereafter pay to such Issuing Lender, the portion thereof previously distributed by such Issuing Lender and received by such L/C Participant.

     3.5 Reimbursement Obligation of the Borrower. The Borrower agrees to reimburse each Issuing Lender, on each date on which such Issuing Lender notifies the Borrower of the date and amount of a draft presented under any Letter of Credit and paid by such Issuing Lender, for the amount of (a) such draft so paid and (b) any taxes, fees, charges or other costs or expenses incurred by such Issuing Lender in connection with such payment (the amounts described in the foregoing clauses (a) and (b) in respect of any drawing, collectively, the "Payment Amount"). Each such payment shall be made to such Issuing Lender at its address for notices specified herein in lawful money of the United States of America and in immediately available funds. Interest shall be payable on each Payment Amount from the date of the applicable drawing until payment in full at the rate set forth in (i) until the second Business Day following the date of the applicable drawing, Section 2.15(b) and (ii) thereafter, Section 2.15(c). Each drawing under any Letter of Credit shall (unless an event of the type described in clause (i) or (ii) of Section 9(f) shall have occurred and be continuing with respect to the Borrower, in which case the procedures specified in Section 3.4 for funding by L/C Participants shall apply) constitute a request by the Borrower to the Administrative Agent for a borrowing pursuant to Section 2.5 of Base Rate Loans (or, at the option of the Administrative Agent and the Swing Line Lender in their sole discretion, a borrowing pursuant to Section 2.7 of Swing Line Loans) in the amount of such drawing. The Borrowing Date with respect to such borrowing shall be the first date on which a borrowing of Revolving Credit Loans (or, if applicable, Swing Line Loans) could be made, pursuant to Section 2.5 (or, if applicable, Section 2.7), if the Administrative Agent had received a notice of such borrowing at the time the Administrative Agent receives notice from the relevant Issuing Lender of such drawing under such Letter of Credit.

     3.6 Obligations Absolute. The Borrower's obligations under this Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that the Borrower may have or have had against any Issuing Lender, any beneficiary of a Letter of Credit or any other Person. The Borrower also agrees with each Issuing Lender that such Issuing Lender shall not be responsible for, and the Borrower's Reimbursement Obligations under Section 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. No Issuing Lender shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Issuing Lender. The Borrower agrees that any action taken or omitted by an Issuing Lender under or in connection with any Letter of Credit issued by it or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards or care specified in the UCC, shall be binding on the Borrower and shall not result in any liability of such Issuing Lender to the Borrower.

     3.7 Letter of Credit Payments. If any draft shall be presented for payment under any Letter of Credit, the relevant Issuing Lender shall promptly notify each of the Borrower and the Administrative Agent of the date and amount thereof. The responsibility of the relevant Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit, in addition to any payment obligation expressly provided for in such Letter of Credit issued by such Issuing Lender, shall be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment appear on their face to be in conformity with such Letter of Credit.

     3.8 Applications. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this
Section 3, the provisions of this Section 3 shall apply.

                   SECTION 4. REPRESENTATIONS AND WARRANTIES

     To induce the Agents and the Lenders to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit, DOC and the Borrower hereby jointly and severally represent and warrant to each Agent and each Lender that:

     4.1 Financial Condition. (a) The unaudited pro forma consolidated balance sheet of each of the Parent and its consolidated Subsidiaries (other than ACC and its Subsidiaries), each as of June 30, 2003 (including the notes thereto) (the "Pro Forma Balance Sheets"), copies of which have heretofore been furnished to each Lender, has been prepared giving effect (as if such events had occurred on such date) to (x) the consummation of each of the Transactions, (y) the Loans to be made on the Closing Date and the use of proceeds thereof (including towards the Refinancing) and (z) the payment of fees and expenses in connection with the foregoing. The Pro Forma Balance Sheets have been prepared based on the best information available to the Parent as of the date of delivery thereof, and presents fairly on a pro forma basis the estimated financial position of the Parent and its consolidated Subsidiaries (other than ACC and its Subsidiaries), as of June 30, 2003, assuming that the events specified in the preceding sentence had actually occurred at such date.

     (b) The audited consolidated balance sheets of the Parent as at December 31, 2001 and December 31, 2002, and the related consolidated statements of income and of cash flows for the fiscal years ended on such dates, reported on by and accompanied by an unqualified report from KPMG LLP, present fairly the consolidated financial condition of the Parent as at such date, and the consolidated results of its operations and its consolidated cash flows for the respective fiscal years then ended. The unaudited consolidated balance sheet of the Parent as at June 30, 2003, and the related unaudited consolidated statements of income and cash flows for the six-month period ended on such date, present fairly the consolidated financial condition of the Parent as at such date, and the consolidated results of its operations and its consolidated cash flows for the six-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein). The Parent, DOC and their respective Subsidiaries do not have any material Guarantee Obligations, contingent liabilities and liabilities for Taxes, or any long-term leases or unusual forward or long-term commitments, including any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not reflected in the most recent financial statements referred to in this paragraph. During the period from June 30, 2003 to and including the date hereof there has been no Disposition by any of the Parent, DOC and their respective Subsidiaries of any material part of its business or Property.

     4.2 No Change. Since December 31, 2002 there has been no development or event that has had or could reasonably be expected to have a Material Adverse Effect.

     4.3 Corporate Existence; Compliance with Law; Authorizations. Each of the Parent, the Borrower, DOC and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority, and the legal right, to own and operate its Property, to lease the Property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires such qualification, (e) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect and (f) possesses all Authorizations, franchises, permits, licenses, certificates of compliance, and approvals and grants of authority necessary in the conduct each of its respective businesses, and the same are valid, binding, enforceable, and subsisting without any defaults thereunder or enforceable adverse limitations thereon and are not subject to any proceedings or claims opposing the issuance, development, or use thereof or contesting the validity thereof except to the extent that failure to comply with any of the foregoing pursuant to this clause
(f) could not, in the aggregate, reasonably be expected to have a Material Adverse Effect .

     4.4 Corporate Power; Authorization; Enforceable Obligations. Each Loan Party has the corporate power and authority, and the legal right, to make, deliver and perform the Loan Documents and the Transaction Documents to which it is a party and, in the case of the Borrower, to borrow hereunder. Each Loan Party has taken all necessary corporate or other action to authorize the execution, delivery and performance of the Loan Documents and the Transaction Documents to which it is a party and, in the case of the Borrower, to authorize the borrowings on the terms and conditions of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the Transactions, the borrowings hereunder or the execution, delivery, performance, validity or enforceability of this Agreement, any of the other Loan Documents or the Transaction Documents, except (i) consents, authorizations, filings and notices described in Schedule 4.4, which consents, authorizations, filings and notices have been obtained or made and are in full force and effect and (ii) the filings referred to in Section 4.19. Each Loan Document and each Transaction Document has been duly executed and delivered on behalf of each Loan Party that is a party thereto. This Agreement constitutes, and each other Loan Document and Transaction Document upon execution will constitute, a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     4.5 No Legal Bar. The execution, delivery and performance of this Agreement and the other Loan Documents, the issuance of Letters of Credit, the borrowings hereunder and the use of the proceeds thereof, and the closing of the Transactions, will not violate any Requirement of Law, any Authorization or any Contractual Obligation of the Parent, DOC or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law, any Authorization or any such Contractual Obligation (other than the Liens created by the Security Documents). No Requirement of Law, Authorization or Contractual Obligation applicable to DOC or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

     4.6 No Material Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Parent, the Borrower or DOC, threatened by or against the Parent, DOC or any of its Subsidiaries or against any of their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) that could reasonably be expected to be adversely determined and, if so determined, could reasonably be expected to have a Material Adverse Effect. Schedule 4.6 sets forth any such litigation, investigation or proceeding which could, if adversely determined, have a Material Adverse Effect.

     4.7 No Default. None of the Parent, DOC or any of its Subsidiaries is in default under or with respect to any of its Authorizations or Contractual Obligations in any respect that could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred which is continuing.

     4.8 Ownership of Property; Liens. Each of the Parent, DOC and its Subsidiaries has title in fee simple to, or a valid leasehold interest in, all its real property, and marketable title to, or a valid leasehold interest in, all its other Property, and none of such Property is subject to any Lien except as permitted by Sections 7.3 or 8.2 (as applicable). As of the Closing Date, none of DOC and its Subsidiaries own any fee interest in any tract (or series of tracts at the same location) of real property which has a Fair Market Value (together with improvements thereof) of $3,000,000 or more.

     4.9 Intellectual Property. Each of the Parent, DOC and its Subsidiaries owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted. No material claim has been asserted and is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property, nor does the Parent, DOC or the Borrower know of any valid basis for any such claim. The use of Intellectual Property by The Parent, DOC and its Subsidiaries does not infringe on the rights of any Person in any material respect.

     4.10 Taxes. Each of the Parent, the Borrower, DOC and each of its Subsidiaries has filed or caused to be filed all Federal, state and other material tax returns that are required to be filed and has paid all Taxes shown to be due and payable on said returns or on any assessments made against it or any of its Property and all other Taxes, fees or other charges imposed on it or any of its Property by any Governmental Authority (other than the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Parent, DOC or its Subsidiaries, as the case may
be); and no Lien for Taxes has been filed, and, to the knowledge of the Parent, the Borrower and DOC, no claim is being asserted, with respect to any such Tax, fee or other charge.

     4.11 Federal Regulations. No part of the proceeds of any Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect or for any purpose that violates the provisions of the Regulations of the Board. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1 referred to in Regulation U.

     4.12 Labor Matters. There are no strikes or other labor disputes against the Parent, DOC or any of its Subsidiaries pending or, to the knowledge of the Parent, the Borrower, DOC, threatened that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect. Hours worked by and payment made to employees of the Parent, the Borrower, DOC and its Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect. All payments due from the Parent, DOC or any of its Subsidiaries on account of employee health and welfare insurance that (individually or in the aggregate) could reasonably be expected to have a Material Adverse Effect if not paid have been paid or accrued as a liability on the books of the Parent, the Borrower, DOC or the relevant Subsidiary.

     4.13 ERISA. Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by a material amount. Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan that has resulted or could reasonably be expected to result in a material liability under ERISA, and neither the Borrower nor any Commonly Controlled Entity would become subject to any material liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent.

     4.14 Investment Company Act; Other Regulations. No Loan Party is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. No Loan Party is subject to regulation under any Requirement of Law (other than Regulation X of the Board) which limits its ability to incur Indebtedness.

     4.15 Subsidiaries. (a) The Subsidiaries listed on Schedule 4.15(a) constitute all the Subsidiaries of the Parent at the date hereof and the Closing Date. Schedule 4.15(a) sets forth as of the Closing Date the name and jurisdiction of incorporation of each such Subsidiary and, as to DOC and each of its Subsidiaries, the percentage of each class of Capital Stock owned by any Loan Party.

     (b) There are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments of any nature relating to any Capital Stock of DOC or any of its Subsidiaries.

     (c) None of DOC or its Subsidiaries owns any Capital Stock of any Subsidiary of Parent which is not a Subsidiary of the Borrower or DOC.

     (d) The number and percentage of shares of partnership interests in each of the Cellular Partnerships, and the ownership thereof, are set forth on Schedule 4.15(d); all such partnership interests are validly issued under the terms of the applicable Partnership Agreements and applicable Law; and any ownership thereof by any Loan Party is free and clear of any Liens or security interests or other contractual restrictions (except any restrictions set forth on Schedule 4.15(d)), other than the pledge thereof pursuant to the Collateral Documents. As of the date hereof and the Closing Date, Schedule 4.15(d) sets forth all Indebtedness which is owed to DOC or any of its Subsidiaries by any of their respective Affiliates or by GRTI.

     4.16 Use of Proceeds. (a) The proceeds of the Term Loans shall be used:
(i)(x) to repurchase, on or before November 15, 2003, all or substantially all of the Existing Dobson/Sygnet Senior Notes (and pending such application such proceeds of the Term Loans shall be held in a cash collateral account maintained with the Administrative Agent as security for the Obligations) and (y) to pay, on the Closing Date, all outstanding amounts under the Existing Sygnet Wireless Credit Facility; (ii) to repay to the Parent the intercompany loans made by the Parent on September 26, 2003 (x) to the Borrower (made in the amount of $197,000,000 to prepay certain Indebtedness under the Existing Sygnet Wireless Credit Facility) and (y) to DOC (made in the amount of $70,000,000 to prepay certain Indebtedness under the Existing DOC Credit Facility) provided that (1) the portion of Term Loans applied pursuant to clause (ii)(y) shall be advanced by the Borrower to DOC as an unsecured loan (subordinated to the Obligations on terms acceptable to the Administrative Agent) and (2) the Parent shall apply the proceeds of the Term Loans received by it pursuant to this clause (ii) in the redemption, on or before November 15, 2003, of $250,000,000 in aggregate liquidation preference of the Parent 12.25% Senior Exchangeable Preferred Stock (and pending such application by the Parent such proceeds of the Term Loans shall be held in a cash collateral account maintained with the Administrative Agent as security for the Obligations); (iii) for general corporate purposes of the Borrower, DOC and its Subsidiaries (including the redemption or purchase of the portion of the Existing Dobson/Sygnet Senior Notes remaining after giving effect to the repurchase referred to in clause (i)(x) above); and (iv) to pay related fees and expenses.

     (b) The proceeds of the Revolving Credit Loans and the Swing Line Loans, and the Letters of Credit shall be used, following the Closing Date, for general corporate purposes of the Borrower, DOC and its Subsidiaries, including making Permitted Acquisitions.

     4.17 Environmental Matters. Other than exceptions to any of the following that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect:

     (a) DOC and its Subsidiaries: (i) are, and within the period of all applicable statutes of limitation have been, in compliance with all applicable Environmental Laws except to the extent that the foregoing could not reasonably be expected to result in any of them having a liability for a Material Environmental Amount; (ii) hold all Environmental Permits (each of which is in full force and effect) required for any of their current or intended operations or for any property owned, leased, or otherwise operated by any of them; (iii) are, and within the period of all applicable statutes of limitation have been, in material compliance with all of their Environmental Permits; and (iv) reasonably believe that: (x) each of their material Environmental Permits will be timely renewed and complied with, without material expense, (y) any additional Environmental Permits that may be required of any of them will be timely obtained and complied with, without material expense and (z) compliance with any Environmental Law that is or is expected to become applicable to any of them will be timely attained and maintained, without material expense.

     (b) Materials of Environmental Concern are not present at, on, under, in, or about any real property owned, leased or operated by DOC or any of its Subsidiaries, or at any other location (including any location to which Materials of Environmental Concern have been sent for re-use or recycling or for treatment, storage, or disposal) which could reasonably be expected to (i) give rise to any cost or liability (in either case for a Material Environmental Amount) of DOC or any of its Subsidiaries under any applicable Environmental Law, or (ii) materially interfere with the Borrower's, DOC's or any of its Subsidiaries' continued operations, or (iii) materially impair the fair saleable value of any material real property owned or leased by DOC or any of its Subsidiaries.

     (c) There is no judicial, administrative, or arbitral proceeding (including any notice of violation or alleged violation) under or relating to any Environmental Law to which DOC or any of its Subsidiaries is, or to the knowledge of DOC or any of its Subsidiaries will be, named as a party that is pending or, to the knowledge of DOC or any of its Subsidiaries, threatened which has resulted or could reasonably be expected to result in any of them having a liability for a Material Environmental Amount.

     (d) None of the Borrower, DOC and its Subsidiaries has received any written request for information, or been notified that it is a potentially responsible party under or relating to the federal Comprehensive Environmental Response, Compensation, and Liability Act or any similar Environmental Law, or with respect to any Materials of Environmental Concern which has resulted or could reasonably be expected to result in any of them having a liability for a Material Environmental Amount.

     (e) Neither the Borrower, DOC nor any of its Subsidiaries has entered into or agreed to any consent decree, order, or settlement or other agreement, or is subject to any judgment, decree, or order or other agreement, in any judicial, administrative, arbitral, or other forum for dispute resolution, relating to compliance with or liability under any Environmental Law which has resulted or could reasonably be expected to result in any of them having a liability for a Material Environmental Amount.

     (f) Neither the Borrower, DOC nor any of its Subsidiaries has assumed or retained, by contract or operation of law, any material liabilities of any kind, fixed or contingent under any Environmental Law or with respect to any Material of Environmental Concern which has resulted or could reasonably be expected to result in any of them having a liability for a Material Environmental Amount.

     4.18 Accuracy of Information, etc. No statement or information contained in this Agreement, any other Loan Document, the Confidential Information Memorandum or any other document, certificate or statement furnished to the Administrative Agent or the Lenders or any of them, by or on behalf of any Loan Party for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, contained as of the date such statement, information, document or certificate was so furnished (or, in the case of the Confidential Information Memorandum, as of the date of this Agreement), any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained herein or therein not misleading. The projections and pro forma financial information contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of the Borrower to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount. There is no fact known to any Loan Party that could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents, in the Confidential Information Memorandum or in any other documents, certificates and statements furnished to the Agents and the Lenders for use in connection with the transactions contemplated hereby and by the other Loan Documents.

     4.19 Security Documents. (a) The Guarantee and Collateral Agreement is effective to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. The Guarantee and Collateral Agreement constitutes a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Collateral and the proceeds thereof, as security for the Obligations (as defined in the Guarantee and Collateral Agreement), in each case prior and superior in right to any other Person, except in the case of Collateral other than Pledged Stock (x) Liens permitted by Section 7.3 and (y) as otherwise expressly permitted by Section 4.3 of the Guarantee and Collateral Agreement. Schedule 4.19(a)-2 lists each UCC Financing Statement that (i) names any Loan Party as debtor and (ii) will remain on file after the Closing Date with respect to Liens permitted by Section 7.3 which do not secure the Obligations. Schedule 4.19(a)-3 lists each UCC Financing Statement that (i) names any Loan Party as debtor and (ii) will be terminated on or prior to the Closing Date (including each such UCC Financing Statement with respect to the Existing Credit Facilities); and on or prior to the Closing Date, the Borrower will have delivered to the Administrative Agent, or caused to be filed, duly completed UCC termination statements, authorized or authenticated by the relevant secured party, in respect of each such UCC Financing Statement listed in Schedule 4.19(a)-3.

     (b) Each of the Mortgages executed and delivered pursuant to Section 6.10
(b) shall, upon such execution and delivery, be effective to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a legal, valid and enforceable Lien on the Mortgaged Properties described therein and proceeds thereof; and when the Mortgages are filed in the recording office designated by the Borrower, each Mortgage shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Mortgaged Properties described therein and the proceeds thereof, as security for the Obligations (as defined in the relevant Mortgage), in each case prior and superior in right to any other Person (other than Persons holding Liens or other encumbrances or rights permitted by the relevant Mortgage).

     4.20 Solvency. Each Loan Party is, and after giving effect to the incurrence of all Indebtedness and obligations being incurred in connection herewith and therewith, and to the consummation of the Transactions and the other transactions contemplated hereby, will be and will continue to be, Solvent.

     4.21 Senior Indebtedness. The Loans made to the Borrower and the Guarantee Obligations of each Guarantor with respect thereto each rank at least pari passu with, respectively, all other Indebtedness and Guarantee Obligations of the Borrower and such Guarantor.

     4.22 Regulation H. No Mortgage encumbers improved real property which is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (except any Mortgaged Properties as to which such flood insurance as required by Regulation H has been obtained and is in full force and effect as required by this Agreement).

     4.23 Material Agreements; Management Agreements. Schedule 4.23 sets forth all contracts material to the respective business of DOC and its Subsidiaries (including with respect to the Systems) (the "Material Agreements"), and there exists no material default under any of such contracts. There are no failures of any material written or oral agreements, contracts, commitments, or understandings to which any Loan Party is a party to be in full force and effect which could reasonably be expected have a Material Adverse Event, and no default or potential default exists on the part of any Loan Party thereunder which could reasonably be expected have a Material Adverse Event. Except as set forth on
Schedule 4.23: (i) no Loan Party is a party to any material management or consulting agreement for the provision of services to it and (ii) the Parent has not entered into any contract which is material to its business since the date of issuance of the New Parent Senior Notes.

     4.24 Permitted Acquisitions. With respect to any Permitted Acquisition (including any Permitted Asset Swap) (a) each acquiring Person has the power and authority under the Laws of its state of incorporation or organization and under its articles of incorporation and bylaws, organizational documents, or Partnership Agreement, as applicable, to enter into and perform the related acquisition agreement to which it is a party and all other agreements, documents, and actions required thereunder; and all actions (corporate or otherwise) necessary or appropriate by such acquiring Person for the execution and performance of such acquisition agreements, and all other documents, agreements, and actions required thereunder, have been taken, and, upon their execution, such acquisition agreements will constitute the valid and binding obligation of each acquiring Person party thereto, enforceable in accordance with their respective terms and (b) the making and performance of the related Acquisition agreements, and all other agreements, documents, and actions required thereunder, will not violate any provision of any Requirements of Law and will not violate any provisions of the articles of incorporation, bylaws, or Partnership Agreements of such acquiring Person, or constitute a default under any agreement by which it or its property may be bound.

     4.25 FCC and PUC Matters. (a) Set forth on Schedule 4.25 is a complete list, as of the Closing date, of all FCC Licenses and the expiration date thereof and each such FCC License is owned by the Borrower or one of its Subsidiaries.

     (b) Each of DOC and its Subsidiaries has all requisite power and authority, all necessary FCC Licenses required under the Communications Act, and all necessary PUC Authorizations to own and operate its properties and to carry on its businesses as now conducted. Each such FCC License and each such PUC Authorization (i) was validly issued to it and is in full force and effect, and
(ii) constitutes in all material respects all of the Authorizations from any Communications Regulatory Authority necessary for the operation of DOC and its Subsidiaries' business in the same manner as it is presently conducted.

     (c) On and after the Closing Date, the Borrower and the Subsidiary Guarantors (collectively) directly own FCC Licenses for licensed areas representing at least 90% of the Pops of all licensed areas for which FCC Licenses are owned by DOC and its Subsidiaries.

     (d) Each of DOC and its Subsidiaries have taken all material actions and performed all of their material obligations that are necessary to maintain each FCC License and each PUC Authorization without adverse modification or impairment and no event has occurred which (i) results in, or after notice or lapse of time or both would result in, any revocation, suspension, materially adverse modification, non-renewal or termination, material impairment of value of, or any materially adverse order of forfeiture with respect to, any FCC License or (ii) materially and adversely affects or in the future may materially adversely affect any of the rights of DOC or any Subsidiary thereof with respect to any FCC License or PUC Authorization.

     (e) None of the DOC or any of its Subsidiaries (i) is a party to or has knowledge of any investigation, notice of apparent liability, violation, forfeiture or other order or complaint issued by or before any court or regulatory body, including the FCC, or of any other proceedings (other than proceedings relating to the wireless industries generally) which could in any manner threaten or adversely affect the validity or continued effectiveness of its or its Subsidiaries' FCC Licenses or PUC Authorizations or (ii) has any reason to believe (other than in connection with there being no legal assurance thereof) that any FCC License will not be renewed in the ordinary course.

     (f) No approval by any Governmental Authority of a transfer of control of any FCC License or any PUC Authorization would be required in the event that any present stockholder (other than the Parent and its controlling stockholders), director, officer or employee of DOC or any of its Subsidiaries respectively ceases to be a stockholder, director, officer or employee of such Person.

     (g) The Parent, DOC and its Subsidiaries have made in all material filings which are required to be filed by it under the Communications Act and are in all material respects in substantial compliance with the Communications Act relating to the operation of each System.

                        SECTION 5. CONDITIONS PRECEDENT

     5.1 Conditions to Initial Extension of Credit. The agreement of each Lender to make the initial extension of credit requested to be made by it hereunder is subject to the satisfaction, prior to or concurrently with the making of such extension of credit on the Closing Date, of the following conditions precedent:

     (a) Loan Documents. The Administrative Agent shall have received (i) this Agreement, executed and delivered by a duly authorized officer of the Borrower, the Parent and DOC, (ii) the Guarantee and Collateral Agreement, executed and delivered by a duly authorized officer of the Borrower, the Parent, DOC and each Subsidiary Guarantor and (iii) a Lender Addendum executed and delivered by each Lender and accepted by the Borrower.

     (b) Transactions. The Administrative Agent shall have received (in a form reasonably satisfactory to the Administrative Agent), true and correct copies, certified as to authenticity by the Borrower, of each Transaction Document and such other documents or instruments as may be reasonably requested by the Administrative Agent, including a copy of any debt instrument, security agreement or other material contract to which the Loan Parties may be a party. Each Transaction Document shall be in full force and effect without any material amendment thereto or default thereunder. The following Transactions shall have been consummated, in each case in accordance with the terms of the relevant Transaction Documents:

          (i) The Parent shall have received not less $650,000,000 in aggregate principal amount of gross proceeds from the issuance of the New Parent Senior Notes;

          (ii) Each Merger shall have been consummated on terms satisfactory to the Administrative Agent; and

          (iii) Simultaneously with the making of the Term Loans hereunder, the Existing Credit Facilities shall be terminated and all amounts outstanding thereunder shall be paid in full.

     (c) Financial Statements. The Lenders shall have received (i) audited consolidated financial statements of the Parent for the 2001 and 2002 fiscal years and (ii) unaudited interim consolidated financial statements of the Parent for each fiscal quarterly period ended subsequent to the date of the latest applicable financial statements delivered pursuant to clause (i) of this paragraph as to which such financial statements are available; and such financial statements shall not, in the reasonable judgment of the Lenders, reflect any material adverse change in the consolidated financial condition of Parent as reflected in the financial statements or projections contained in the Confidential Information Memorandum.

     (d) Pro Forma Balance Sheet. The Lenders shall have received the pro forma Balance Sheet of each of the Parent and its Subsidiaries (excluding the Unrestricted Group) as at the date of the most recent consolidated balance sheet delivered pursuant to Section 5.1(c), adjusted to give effect to the consummation of the Transactions and the financings contemplated hereby as if such transactions had occurred on such date.

     (e) Approvals. All governmental, FCC, PUC and third party approvals and other Authorizations necessary or, in the discretion of the Administrative Agent, advisable in connection with the Credit Facilities, the Transactions, the continuing operations of the Parent and its Subsidiaries and the transactions contemplated hereby shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the Transactions or the financing contemplated hereby.

     (f) Fees. The Lenders, the Administrative Agent and the Arrangers shall have received all fees required to be paid, and all expenses for which invoices have been presented (including reasonable fees, disbursements and other charges of counsel to the Agents), on or before the Closing Date. The Administrative Agent shall have received reimbursement of all out-of-pocket expenses of the Arrangers and the Administrative Agent payable by Borrower in connection with the Credit Facilities. All such amounts will be paid with proceeds of Loans made on the Closing Date and will be reflected in the funding instructions given by the Borrower to the Administrative Agent on or before the Closing Date.

     (g) Business Plan. The Lenders shall have received a satisfactory business plan and analysis for the Parent (excluding the Unrestricted Group) for fiscal years 2003-2010.

     (h) Solvency Analysis. The Lenders shall have received a reasonably satisfactory solvency analysis certified by the chief financial officer of each of the Borrower and the Parent which shall document the solvency of the Borrower and its Subsidiaries and the Parent and its Subsidiaries, in each case considered as a whole after giving effect to the Transactions and the financings contemplated hereby.

     (i) Lien Searches. The Administrative Agent shall have received the results of a recent lien search in each of the jurisdictions in which Uniform Commercial Code financing statement or other filings or recordations should be made to evidence or perfect security interests in all assets of the DOC and its Subsidiaries, and such search shall reveal no Liens on any of the assets of DOC or any of its Subsidiaries, except for Liens permitted by Section 7.3 or Liens to be discharged on or prior to the Closing Date pursuant to documentation which shall have been delivered, and shall be satisfactory, to the Administrative Agent.

     (j) Closing Certificate. The Administrative Agent shall have received a certificate of each Loan Party, dated the Closing Date, substantially in the form of Exhibit C, with each of the appropriate insertions and attachments referred to therein (including certified charters from the relevant Secretary of State, by-laws and other organizational documents, board resolutions approving the Loan Documents, recent good standing certificates and other customary closing documentation with respect to each Loan Party) and (in the case of the Borrower) exhibiting up-to-date copies of the Transaction Documents, the Material Agreements and each agreement referred to on Schedule 8.6.

     (k) Legal Opinions. The Administrative Agent shall have received the following executed legal opinions:

          (i) the legal opinion of McAfee & Taft, counsel to the Loan Parties, substantially in the form of Exhibit F-1; and

          (ii) the legal opinion of Wilkinson Barker Knauer, LLP, as to certain FCC, PUC and other regulatory matters with respect to the Parent, DOC and its Subsidiaries, substantially in the form of Exhibit F-2.

Each such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require.

     (l) Pledged Stock; Stock Powers; Acknowledgment and Consent; Pledged Notes; Control Agreements. The Administrative Agent shall have received (i) the certificates representing the shares of Capital Stock pledged pursuant to the Guarantee and Collateral Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof, (ii) an Acknowledgment and Consent, substantially in the form of Annex II to the Guarantee and Collateral Agreement, duly executed by any issuer of Capital Stock pledged pursuant to the Guarantee and Collateral Agreement that is not itself a party to the Guarantee and Collateral Agreement,
(iii) each promissory note pledged pursuant to the Guarantee and Collateral Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank satisfactory to the Administrative Agent) by the pledgor thereof and (iv) executed control agreements (substantially in the form of Annex III to the Guarantee and Collateral Agreement) with each applicable bank or securities intermediary with respect to each deposit account or securities account maintained by DOC, the Borrower or any Subsidiary Guarantor required pursuant to the Guarantee and Collateral Agreement, provided that any such control agreement which is not executed and delivered on the Closing Date, shall be executed and delivered to the Administrative Agent as soon as practicable and in any event not later than 10 Business Days following the Closing Date.

     (m) Filings, Registrations and Recordings. Each document (including any Uniform Commercial Code financing statement) required by the Security Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 7.3), shall have been filed, registered or recorded or shall have been delivered to the Administrative Agent be in proper form for filing, registration or recordation.

     (n) Insurance. The Administrative Agent shall have received insurance certificates satisfying the requirements of Section 5.3 of the Guarantee and Collateral Agreement.

     (o) Minimum Rating. The Facilities shall have received a prospective senior secured credit rating of not less than B1 from Moody's (with a stable outlook) and B- from S&P (with a stable outlook), both of which ratings shall be in effect on the Closing Date.

     5.2 Conditions to Each Extension of Credit. The agreement of each Lender to make any extension of credit requested to be made by it hereunder on any date (including its initial extension of credit) is subject to the satisfaction of the following conditions precedent:

     (a) Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct on and as of such date as if made on and as of such date.

     (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date provided that such determination shall be made on a pro forma basis as if each such extension of credit were made (for the purposes of Section 7.1) on the most recent test date under Section 7.1.

     Each borrowing by and issuance of a Letter of Credit on behalf of the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such extension of credit that the conditions contained in this Section 5.2 have been satisfied.

                        SECTION 6. AFFIRMATIVE COVENANTS

     DOC and the Borrower hereby jointly and severally agree that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount is owing to any Lender or any Agent hereunder, each of DOC and the Borrower shall and shall cause each of its Subsidiaries to:

     6.1 Financial Statements. Furnish to each Agent and each Lender:

     (a) as soon as available, but in any event within 120 days after the end of each of its fiscal years, copies of (i) the audited consolidated balance sheet of the Parent and its consolidated Subsidiaries and of DOC and its consolidated Subsidiaries, (ii) the unaudited consolidating balance sheet of the Parent and its consolidated Subsidiaries, (iii) the related audited consolidated statements of income and cash flows of the Parent and its consolidated Subsidiaries and of DOC and its consolidated Subsidiaries and (iv) the related unaudited consolidating statement of income of the Parent and its consolidated Subsidiaries, for such year, setting forth in each case in comparative form the figures as of the end of and for the previous year, reported on, without any qualification or exception (as such terms are used in accordance with generally accepted auditing standards), by KPMG LLP or other independent certified public accountants of nationally recognized standing;

     (b) as soon as available, but in any event not later than 60 days after the end of each of the first three quarterly periods of each of its fiscal years, copies of (i) the unaudited consolidated balance sheet of the Parent and its consolidated Subsidiaries and of DOC and its consolidated Subsidiaries, (ii) the unaudited consolidating balance sheet of the Parent and its consolidated Subsidiaries, (iii) the related unaudited consolidated statements of income and cash flows of the Parent and its consolidated Subsidiaries and of DOC and its consolidated Subsidiaries and (iv) the related unaudited consolidating statement of income of the Parent and its consolidated Subsidiaries, for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures as of the end of and for the corresponding period in the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments); and

all such financial statements to be complete and correct in all material respects and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

     6.2 Certificates; Other Information. Furnish to each Agent and each Lender, or, in the case of clause (h), to the relevant Lender:

     (a) concurrently with the delivery of the financial statements referred to in Section 6.1(a), a certificate (substantially in the form of Exhibit D) of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default with respect to the covenants set forth in Section 7, except as specified in such certificate (it being understood that such certificate shall be limited to the items that independent certified public accountants are permitted to cover in such certificates pursuant to their professional standards and customs of the profession);

     (b) concurrently with the delivery of any financial statements pursuant to
Section 6.1, (i) a certificate of a Responsible Officer stating that, to the best of such Responsible Officer's knowledge, each Loan Party during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) in the case of quarterly or annual financial statements, (x) a Compliance Certificate containing all information and calculations necessary for determining compliance by the Parent, the Borrower, DOC and its Subsidiaries with the provisions of this Agreement referred to therein as of the last day of the applicable fiscal quarter or fiscal year, as the case may be, and (y) to the extent not previously disclosed to the Administrative Agent, a listing of any material Intellectual Property acquired by any Loan Party since the date of the most recent list delivered pursuant to this clause (y) (or, in the case of the first such list so delivered, since the Closing Date);

     (c) as soon as available, and in any event no later than March 31 in each fiscal year of DOC, a detailed consolidated quarterly budget for such fiscal year (including a projected consolidated balance sheet of DOC and its Subsidiaries as of the end of the following fiscal year, and the related consolidated statements of projected cash flow and projected income) and, as soon as available, significant revisions, if any, of such budget and quarterly projections with respect to such fiscal year, including a description of underlying assumptions with respect thereto (collectively, the "Projections"), which Projections shall in each case be accompanied by a certificate of a Responsible Officer stating that such Projections are based on reasonable estimates, information and assumptions and that such Responsible Officer has no reason to believe that such Projections are incorrect or misleading in any material respect;

     (d) within 60 days after the end of each fiscal quarter of the Parent and DOC, a narrative discussion and analysis of the financial condition and results of operations of the Parent and its Subsidiaries and of DOC and its Subsidiaries for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, as compared to the portion of the Projections covering such periods and to the comparable periods of the previous year;

     (e) no later than 10 Business Days prior to the effectiveness thereof, copies of substantially final drafts of any proposed amendment, supplement, waiver or other modification with respect to the Transaction Documents;

     (f) within five days after the same are sent, copies of all financial statements and reports that the Parent or its Subsidiaries sends to the holders of any class of its debt securities or public equity securities and, within five days after the same are filed, copies of all financial statements and (to the extent material to the interests of the Lenders hereunder) reports that the Parent or its Subsidiaries may make to, or file with, the SEC or the FCC;

     (g) as soon as possible and in any event within 10 days of obtaining knowledge thereof: (i) any development, event, or condition that, individually or in the aggregate with other developments, events or conditions, could reasonably be expected to result in the payment by DOC and its Subsidiaries, in the aggregate, of a Material Environmental Amount; and (ii) any notice that any Governmental Authority may deny any application for an Environmental Permit sought by, or revoke or refuse to renew any Environmental Permit held by, DOC or any of its Subsidiaries;

     (h) promptly and in any event within ten days of receipt thereof, copies of all notices and communications received from the FCC, any PUC or any other Governmental Authority which (i) relates to any forfeiture, non-renewal, cancellation, revocation, suspension, impairment or termination of, or any other adverse development with respect to, any FCC License or (to the extent that it is material to the business of DOC or any of its Subsidiaries) any other Authorization or (ii) has, or could reasonably be expected to have a Material Adverse Effect; and

     (i) promptly, such additional financial and other information as any Lender may (through the Administrative Agent) from time to time reasonably request.

     6.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of DOC or its Subsidiaries, as the case may be.

     6.4 Conduct of Business and Maintenance of Existence, etc. (a) (i) Preserve, renew and keep in full force and effect its corporate or other existence and (ii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 7.4 and except, in the case of clause (ii) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (b) comply with all Contractual Obligations, Authorizations issued by the FCC or any applicable PUC and Requirements of Law, except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

     6.5 Maintenance of Property; Insurance. (a) Keep all Property and systems useful and necessary in its business in good working order and condition, ordinary wear and tear excepted, (b) maintain with financially sound and reputable insurance companies insurance on all its Property (other than property damage insurance for non-material Property, including vehicles) in at least such amounts and against such risks (but including in any event public liability, product liability and business interruption) as (i) are usually insured against in the same general area by companies engaged in the same or a similar business or (ii) are otherwise approved by the Administrative Agent from time to time (provided that the insurance which is acceptable to the Administrative Agent on the Closing Date shall be deemed to be acceptable to it following the Closing Date in the absence of any change or development which, in the reasonable opinion of the Administrative Agent, requires additional or alternative insurance to be obtained) and (c) do all things necessary to obtain, renew, extend, and continue in effect all Authorizations issued by the FCC or any applicable PUC which may at any time and from time to time be necessary for the Borrower, DOC and its Subsidiaries to operate their businesses in compliance with applicable Law, except in each case under this Section 6.5, to the extent that failure to do so could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

     6.6 Inspection of Property; Books and Records; Discussions. (a) Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities and (b) permit representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Borrower, DOC and its Subsidiaries with officers and employees of the Borrower, DOC and its Subsidiaries and with its independent certified public accountants.

     6.7 Notices. Promptly give notice to the Administrative Agent and each Lender of:

     (a) the occurrence of any Default or Event of Default;

     (b) any (i) default or event of default under any Contractual Obligation of the Parent, DOC or any of its Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time between the Parent, DOC or any of its Subsidiaries and any Governmental Authority, that in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

     (c) any litigation or proceeding affecting the Parent, DOC or any of its Subsidiaries in which the amount involved is $5,000,000 or more and not covered by insurance or in which injunctive or similar relief (which could materially interfere with the business of the Parent, DOC or any of its Subsidiaries) is sought;

     (d) the following events, as soon as possible and in any event within 30 days after the Borrower knows or has reason to know thereof: (i) the occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan; and

     (e) any development or event that has had or could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Parent, the Borrower, DOC or the relevant Subsidiary proposes to take with respect thereto.

     6.8 Environmental Laws. (a) Comply in all material respects with, and ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws, and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, except to the extent that the foregoing could not, in the aggregate, reasonably be expected to result in a liability for a Material Environmental Amount.

     (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws, except to the extent that the foregoing could not, in the aggregate, reasonably be expected to result in a liability for a Material Environmental Amount.

     6.9 Interest Rate Protection. In the case of the Borrower, within 60 days after the Closing Date, enter into Hedge Agreements to the extent necessary to provide that at least 50% of the aggregate principal amount of Consolidated Total Debt and preferred stock of the Parent is subject to either a fixed interest rate or interest rate protection for a period of not less than two years, which Hedge Agreements shall have terms and conditions reasonably satisfactory to the Administrative Agent.

     6.10 Additional Collateral, etc. (a) With respect to any Property (other than Excluded Collateral and real property) acquired after the Closing Date by any Loan Party (other than the Parent), including (if applicable) any acquired assets referred to in Section 6.10(e) below, (other than (x) any Property described in paragraph (b) or paragraph (c) of this Section, (y) any Property subject to a Lien expressly permitted by Section 7.3(g) and (z) Property acquired by an Excluded Foreign Subsidiary) as to which the Administrative Agent, for the benefit of the Secured Parties, does not have a perfected Lien, promptly (i) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral Agreement or such other documents as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a security interest in such Property and (ii) take all actions necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a perfected first priority security interest in such Property, including without limitation, the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement or by law or as may be requested by the Administrative Agent.

     (b) With respect to any fee interest in any tract (or series of tracts at the same location) of real property having a Fair Market Value (together with improvements thereof) of at least $3,000,000 acquired after the Closing Date by any Loan Party (other than the Parent), including (if applicable) any acquired assets referred to in Section 6.10(e) below, (other than any such real property owned by an Excluded Foreign Subsidiary or subject to a Lien expressly permitted by Section 7.3(g)), promptly (i) execute and deliver a first priority Mortgage in favor of the Administrative Agent, for the benefit of the Secured Parties, covering such real property, (ii) if requested by the Administrative Agent, provide the Lenders with (x) title and extended coverage insurance covering such real property in an amount at least equal to the purchase price of such real property (or such other amount as shall be reasonably specified by the Administrative Agent) as well as a current ALTA survey thereof, together with a surveyor's certificate and (y) any consents or estoppels reasonably deemed necessary or advisable by the Administrative Agent in connection with such Mortgage, each of the foregoing in form and substance reasonably satisfactory to the Administrative Agent and (iii) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

     (c) With respect to any new Subsidiary (other than an Unrestricted Subsidiary or an Excluded Foreign Subsidiary) created or acquired after the Closing Date (which, for the purposes of this paragraph, shall include any existing Subsidiary that ceases to be an Unrestricted Subsidiary or an Excluded Foreign Subsidiary), by any Loan Party (other than the Parent, except if applicable pursuant to Section 6.10(e)), promptly (i) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral Agreement as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a perfected first priority security interest in the Capital Stock of such new Restricted Subsidiary, (ii) deliver to the Administrative Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of the applicable Loan Party or such Restricted Subsidiary, as the case may be, (iii) cause such new Restricted Subsidiary (A) to become a party to the Guarantee and Collateral Agreement and (B) to take such actions necessary or advisable to grant to the Administrative Agent for the benefit of the Secured Parties a perfected first priority security interest in the Collateral described in the Guarantee and Collateral Agreement with respect to such new Restricted Subsidiary, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Guarantee and Collateral Agreement or by law or as may be requested by the Administrative Agent, and (iv) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

     (d) With respect to any new Excluded Foreign Subsidiary (except any Unrestricted Subsidiary) directly created or acquired after the Closing Date by any Loan Party (other than the Parent, except if applicable pursuant to Section 6.10(e)), promptly (i) execute and deliver to the Administrative Agent such amendments to the Guarantee and Collateral Agreement or such other documents as the Administrative Agent deems necessary or advisable in order to grant to the Administrative Agent, for the benefit of the Secured Parties, a perfected first priority security interest in the Capital Stock of such new Excluded Foreign Subsidiary that is owned by such Loan Party (other than any Excluded Foreign Subsidiaries), (provided that in no event shall more than 65% of the total outstanding Capital Stock of any such new Excluded Foreign Subsidiary be required to be so pledged), (ii) deliver to the Administrative Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of such Loan Party or such Subsidiary, as the case may be, and take such other action as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the Lien of the Administrative Agent thereon, and (iii) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

     (e) In the event that the Parent acquires all or substantially all of the Assets or Capital Stock of any Person (other than a Person which immediately upon the acquisition of its Capital Stock, becomes an Unrestricted Subsidiary), the Parent shall promptly notify the Administrative Agent thereof and, if requested by the Administrative Agent, the Parent and its relevant Restricted Subsidiary shall comply with the provisions of this Section 6.10 with respect to such Assets or Person so acquired.

     6.11 Further Assurances. From time to time execute and deliver, or cause to be executed and delivered, such additional instruments, certificates or documents, and take such actions, as the Administrative Agent may reasonably request for the purposes of implementing or effectuating the provisions of this Agreement and the other Loan Documents, or of more fully perfecting or renewing the rights of the Administrative Agent and the Lenders with respect to the Collateral (or with respect to any additions thereto or replacements or proceeds thereof or with respect to any other property or assets hereafter acquired by DOC or any of its Subsidiaries which may be deemed to be part of the Collateral) pursuant hereto or thereto. Upon the exercise by the Administrative Agent or any Lender of any power, right, privilege or remedy pursuant to this Agreement or the other Loan Documents which requires any consent, approval, recording, qualification or authorization of any Governmental Authority, the Borrower will execute and deliver, or will cause the execution and delivery of, all applications, certifications, instruments and other documents and papers that the Administrative Agent or such Lender may be required to obtain from DOC or any of its Subsidiaries for such governmental consent, approval, recording, qualification or authorization.

                         SECTION 7. NEGATIVE COVENANTS

     The Borrower, DOC and (with respect to Sections 7.1(b) and (c)) the Parent hereby jointly and severally agree that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount is owing to any Lender or any Agent hereunder, each of the Borrower, DOC and (with respect to Sections 7.1(b) and (c)) the Parent shall not, and shall not permit any of their respective Subsidiaries to, directly or indirectly:

     7.1 Financial Condition Covenants.

     (a) DOC Leverage Ratio. Permit the DOC Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of DOC (or, if less, the number of full fiscal quarters subsequent to the Closing Date, in which case the applicable amounts used in determining such ratio shall be Annualized) ending with any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

       Fiscal Quarter Ended                         DOC Leverage Ratio
       --------------------                         ------------------

       December 31, 2003                                  2.25:1
       March 31, 2004                                     2.25:1
       June 30, 2004                                      2.20:1
       September 30, 2004                                 2.20:1
       December 31, 2004                                  2.15:1
       March 31, 2005                                     2.05:1
       June 30, 2005                                      2.05:1
       September 30, 2005                                 2.00:1
       December 31, 2005                                  1.90:1
       March 31, 2006                                     1.85:1
       June 30, 2006                                      1.75:1
       September 30, 2006                                 1.70:1
       December 31, 2006                                  1.70:1
       March 31, 2007                                     1.65:1
       June 30, 2007                                      1.60:1
       September 30, 2007                                 1.60:1
       December 31, 2007                                  1.60:1
       March 31, 2008                                     1.55:1
       June 30, 2008                                      1.55:1
       September 30, 2008 and each fiscal
       quarter ended thereafter                           1.50:1


     (b) Parent Leverage Ratio. Permit the Parent Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Parent (or, if less, the number of full fiscal quarters subsequent to the Closing Date, in which case the applicable amounts used in determining such ratio shall be Annualized) ending with any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

       Fiscal Quarter Ended                         Parent Leverage Ratio
       --------------------                         ---------------------
       December 31, 2003                                   6.00:1
       March 31, 2004                                      6.00:1
       June 30, 2004                                       6.00:1
       September 30, 2004                                  6.00:1
       December 31, 2004                                   6.00:1
       March 31, 2005                                      5.75:1
       June 30, 2005                                       5.65:1
       September 30, 2005                                  5.55:1
       December 31, 2005                                   5.45:1
       March 31, 2006                                      5.20:1
       June 30, 2006                                       5.10:1
       September 30, 2006                                  4.95:1
       December 31, 2006                                   4.75:1
       March 31, 2007                                      4.70:1
       June 30, 2007                                       4.60:1
       September 30, 2007                                  4.45:1
       December 31, 2007                                   4.35:1
       March 31, 2008                                      4.30:1
       June 30, 2008                                       4.25:1
       September 30, 2008                                  4.20:1
       December 31, 2008                                   4.15:1
       March 31, 2009                                      4.00:1
       June 30, 2009                                       4.00:1
       September 30, 2009                                  3.75:1
       December 31, 2009 and each fiscal                   3.50:1
       quarter ended thereafter

     (c) Parent Interest Coverage Ratio. Permit the Parent Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Parent (or, if less, the number of full fiscal quarters subsequent to the Closing Date, in which case the applicable amounts used in determining such ratio shall be Annualized) ending with any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:

                                                            Parent
       Fiscal Quarter Ended                         Interest Coverage Ratio
       --------------------                         -----------------------
       December 31, 2003                                    1.75:1
       March 31, 2004                                       1.75:1
       June 30, 2004                                        1.75:1
       September 30, 2004                                   1.75:1
       December 31, 2004                                    1.75:1
       March 31, 2005                                       1.75:1
       June 30, 2005                                        1.75:1
       September 30, 2005                                   1.75:1
       December 31, 2005                                    2.00:1
       March 31, 2006                                       2.00:1
       June 30, 2006                                        2.00:1
       September 30, 2006                                   2.00:1
       December 31, 2006                                    2.00:1
       March 31, 2007                                       2.00:1
       June 30, 2007                                        2.00:1
       September 30, 2007                                   2.00:1
       December 31, 2007                                    2.00:1
       March 31, 2008                                       2.00:1
       June 30, 2008                                        2.15:1
       September 30, 2008                                   2.15:1
       December 31, 2008                                    2.25:1
       March 31, 2009                                       2.25:1
       June 30, 2009 and each fiscal quarter                2.50:1
       ended thereafter

     (d) DOC Fixed Charge Coverage Ratio. Permit the DOC Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of DOC (or, if less, the number of full fiscal quarters subsequent to the Closing Date, in which case the applicable amounts used in determining such ratio shall be Annualized) ending with any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:

                                                    DOC Fixed Charge
        Fiscal Quarter Ended                         Coverage Ratio
        --------------------                         --------------
        December 31, 2003                                 1.10:1
        March 31, 2004                                    1.10:1
        June 30, 2004                                     1.10:1
        September 30, 2004                                1.10:1
        December 31, 2004                                 1.10:1
        March 31, 2005                                    1.10:1
        June 30, 2005                                     1.10:1
        September 30, 2005                                1.10:1
        December 31, 2005                                 1.10:1
        March 31, 2006                                    1.10:1
        June 30, 2006                                     1.15:1
        September 30, 2006                                1.15:1
        December 31, 2006                                 1.15:1
        March 31, 2007                                    1.15:1
        June 30, 2007                                     1.15:1
        September 30, 2007                                1.15:1
        December 31, 2007                                 1.15:1
        March 31, 2008                                    1.15:1
        June 30, 2008                                     1.20:1
        September 30, 2008                                1.20:1
        December 31, 2008                                 1.20:1
        March 31, 2009 and each fiscal quarter            1.25:1
        ended thereafter

     (e) Limitation on Capital Expenditures. Make or commit to make any Capital Expenditure, except Capital Expenditures of DOC and its Subsidiaries in the ordinary course of business not exceeding (i) during the period from and including the Closing Date until December 31, 2003, $95,000,000 and (ii) in any fiscal year of DOC thereafter, an amount equal to the sum of (w) $125,000,000,
(x) 33.33% of the amount of increase (if any) of Consolidated EBITDA of DOC for the preceding fiscal year compared to the previous fiscal year thereto, (y) the amount of cash capital contributions made by the Parent to DOC or any of its Subsidiaries during such fiscal year for the purpose of making Capital Expenditures in such fiscal year and (z) the amount of any Supplemental Capital Expenditures permitted to be made during such fiscal year in connection with a Permitted Acquisition; provided that (A) 100% of any such amount referred to above, if not so expended in cash in the fiscal year for which it is permitted, may be carried over for expenditure in the next succeeding fiscal year only and
(B) Capital Expenditures made during any fiscal year shall be deemed made, first, in respect of amounts permitted for such fiscal year as provided above and second, in respect of amounts carried over from the prior fiscal year pursuant to clause (A) above.

     7.2 Limitation on Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

     (a) Indebtedness of any Loan Party (other than the Parent) pursuant to any Loan Document;

     (b) Indebtedness of (i) the Borrower owed to any Subsidiary Guarantor, (ii) any Subsidiary Guarantor owed to the Borrower or to any other Subsidiary Guarantor, (iii) to the extent that it is permitted by Section 7.7(c)(iii), any Subsidiary of DOC owed to DOC or to any other Subsidiary (other than a Cellular Partnership) of DOC and (iv) DOC owed to the Borrower and advanced in accordance with (x) Section 4.16(a)(ii)(y) in an aggregate principal amount not to exceed $70,000,000 or (y) Section 7.6(c);

     (c) Indebtedness (including Capital Lease Obligations) secured by Liens permitted by Section 7.3(g) in an aggregate principal amount not to exceed $40,000,000 at any one time outstanding;

     (d) Indebtedness outstanding on the date hereof and listed on Schedule 7.2(d) and any refinancings, refundings, renewals or extensions thereof (without any increase in the principal amount thereof outstanding at the time of such refinancing, refunding, renewal or extension, or any shortening of the maturity of any principal amount thereof and otherwise on terms not materially less favorable to the Parent and the issuer thereof than under the refinanced, refunded, renewed or extended Indebtedness);

     (e) Guarantee Obligations made in the ordinary course of business by the Borrower, DOC or any of its Subsidiaries of obligations of the Borrower or any Subsidiary Guarantor;

     (f) Indebtedness of DOC, the Borrower or any Subsidiary Guarantor owed to the Parent which is subordinated to the Obligations on terms acceptable to the Administrative Agent;

     (g) Indebtedness of any Cellular Partnership owed to the Borrower, DOC or any Subsidiary Guarantor, provided that (i) such Indebtedness is evidenced by a promissory note the form and substance of which, including amortization schedules, are acceptable to Administrative Agent, (ii) such promissory note is secured by a first priority perfected security interest (to the extent permitted by applicable law) in all of the assets of such Cellular Partnership, (iii) such promissory note is pledged, and has been delivered, to the Administrative Agent pursuant to the Guaranty and Collateral Agreement as security for the Obligations and (iv) the aggregate principal amount of all such Indebtedness under this Section 7.2(g) shall not exceed $30,000,000 at any one time outstanding;

     (h) Indebtedness of Foreign Subsidiaries of DOC in an aggregate principal amount not to exceed the Dollar equivalent (as determined by the Administrative Agent from time to time) of $5,000,000 at any one time outstanding;

     (i) Indebtedness of the Borrower under an Additional Facility in an aggregate principal amount not to exceed $200,000,000 and which meets the requirements specified in clauses (i) through (vii) of Section 11.1(b), provided that the documentation giving effect to any such Additional Facility (whether or not pursuant to any amendment to the Loan Documents) shall be in form and substance satisfactory to the Administrative Agent;

     (j) Indebtedness of the Borrower or DOC pursuant to senior unsecured notes (which may be guaranteed on a senior unsecured basis by the Borrower and each Guarantor) used to refinance all or part of the Term Loans and any Additional Term Loans; provided that such Indebtedness matures not less than six months following the final maturity of the Facilities and any Additional Facilities, the weighted average life of such Indebtedness is longer than the Facilities and any Additional Facilities and all other terms of such Indebtedness are acceptable to the Administrative Agent;

     (k) Indebtedness with respect to letters of credit and banker's acceptances (which have been notified by the Borrower in writing to the Administrative Agent) in an aggregate face amount not to exceed at any time $20,000,000 minus the aggregate amount of any Letters of Credit and Reimbursement Obligations outstanding at such time pursuant to this Agreement; and

     (l) Other Indebtedness not to exceed the amount of $5,000,000 at any one time outstanding.

     7.3 Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except for:

     (a) Liens for Taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of DOC or its Subsidiaries, as the case may be, in conformity with GAAP;

     (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings;

     (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation;

     (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

     (e) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business that, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the Property subject thereto or materially interfere with the ordinary conduct of the business of DOC or any of its Subsidiaries;

     (f) Liens in existence on the date hereof listed on Schedule 7.3(f), securing Indebtedness permitted by Section 7.2(d), provided that no such Lien is extended to cover any additional Property after the Closing Date and that the amount of Indebtedness secured thereby is not increased;

     (g) Liens securing Indebtedness incurred pursuant to Section 7.2(c) to finance the acquisition of fixed or capital assets, provided that (i) such Liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any Property other than the Property financed by such Indebtedness, (iii) the amount of Indebtedness secured thereby is not increased and (iv) the amount of Indebtedness initially secured thereby is not more than 100% of the purchase price of such fixed or capital asset;

     (h) Liens created pursuant to the Security Documents;

     (i) any interest or title of a lessor under any lease entered into by DOC or any of its Subsidiaries in the ordinary course of its business and covering only the assets so leased;

     (j) Liens on cash collateral securing Indebtedness outstanding pursuant to
Section 7.2(k), provided that the amount of such cash collateral shall not exceed 110% of the outstanding Indebtedness or Guarantee Obligation secured thereby; and

     (k) Liens not otherwise permitted by this Section 7.3 so long as neither
(i) the aggregate outstanding principal amount of the obligations secured thereby nor (ii) the aggregate Fair Market Value (determined, in the case of each such Lien, as of the date such Lien is incurred) of the assets subject thereto exceeds (as to the Borrower and all its Subsidiaries) $4,000,000.

     7.4 Limitation on Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of all or substantially all of its Property or business, except that:

     (a) any Subsidiary of the Borrower may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving corporation) or with or into any Subsidiary Guarantor (provided that
(i) the Subsidiary Guarantor shall be the continuing or surviving corporation or
(ii) simultaneously with such transaction, the continuing or surviving corporation shall become a Subsidiary Guarantor and the provisions of Section
6.10 shall be satisfied in connection therewith)

     (b) DOC may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving corporation) with the prior written approval of, and on terms acceptable to, the Administrative Agent; and

     (c) any Subsidiary of the Borrower may Dispose of any or all of its assets (upon voluntary liquidation or otherwise) to any Subsidiary Guarantor.

     7.5 Limitation on Disposition of Property. Dispose of any of its Property (including receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock to any Person, except:

     (a) the Disposition of obsolete or worn out property in the ordinary course of business;

     (b) the sale of inventory in the ordinary course of business;

     (c) Dispositions permitted by Section 7.4(c);

     (d) the sale or issuance of (i) any Subsidiary of the Borrower's Capital Stock to the Borrower or any Subsidiary Guarantor, (ii) the Borrower's Capital Stock to DOC or (iii) DOC's Capital Stock to the Parent;

     (e) Dispositions of assets which are Permitted Asset Swaps, having a Fair Market Value not to exceed in aggregate (i) $225,000,000 in any fiscal year of DOC (provided that the Maryland/Michigan Swap shall be deemed consummated in the fiscal year of DOC ended December 31, 2003 for the purposes of the foregoing dollar limitation) and (ii) $475,000,000 during the term of this Agreement; provided that in calculating the Fair Market Value with respect to each Permitted Asset Swap pursuant to this Section 7.5(e), there shall be subtracted from such amount of Fair Market Value the amount of any cash consideration received pursuant to such Permitted Asset Swap to the extent that such cash consideration exceeds 30% of the total consideration received pursuant to such Permitted Asset Swap (such subtracted amount to be in the amount of such excess);

     (f) provided that no Default has occurred and is continuing or would result therefrom, other Dispositions of assets (not constituting Permitted Asset Swaps, subject as provided below) in the ordinary course of business on arms length terms for not less than their Fair Market Value, not to exceed in aggregate (i) $40,000,000 in any fiscal year of DOC (provided that the Maryland/Michigan Swap shall be deemed consummated in the fiscal year of DOC ended December 31, 2003 for the purposes of the foregoing dollar limitation) and (ii) $100,000,000 in aggregate during the term of this Agreement; provided that in calculating the aggregate Fair Market Value with respect to Dispositions made during any applicable period pursuant to this Section 7.5(f), there shall be added to such aggregate amount of Fair Market Value an amount equal to that portion of any cash consideration received pursuant to a Permitted Asset Swap during such period which shall have been subtracted pursuant to the proviso in Section 7.5(e); and

     (g) any Recovery Event, provided that the requirements of Section 2.12(b) are complied with in connection therewith.

     7.6 Limitation on Restricted Payments. Declare or pay any dividend on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of the Parent, the Borrower or DOC or any of its Subsidiaries, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Parent, the Borrower or DOC or any of its Subsidiaries, or enter into any derivatives or other transaction with any financial institution, commodities or stock exchange or clearinghouse (a "Derivatives Counterparty") obligating the Borrower or DOC or any of its Subsidiaries to make payments to such Derivatives Counterparty as a result of any change in market value of any such Capital Stock (collectively, "Restricted Payments"), except that:

     (a) any Subsidiary of the Borrower may make Restricted Payments to the Borrower or any Subsidiary Guarantor;

     (b) the Borrower may make Restricted Payments in the form of its Capital Stock to DOC and DOC may make Restricted Payments in the form of its Capital Stock to the Parent;

     (c) so long as no Default shall have occurred and be continuing or would result therefrom (determined on a pro forma basis after giving effect thereto), the Borrower may pay dividends or make loans to DOC and DOC may pay dividends to the Parent: (i) to pay corporate overhead expenses incurred in the ordinary course of business (which have been allocated to DOC and its Subsidiaries, and are in amounts, in accordance with Section 8.7); (ii) to pay Taxes which are then due and payable by the Parent and DOC as part of a consolidated group pursuant to the Tax Sharing Agreement (except any such Taxes which are attributable to Subsidiaries of the Parent other than DOC and its Subsidiaries);
(iii) to pay regularly scheduled interest payments which are due and payable with respect to the Parent Notes; (iv) to pay regularly scheduled dividends which are then due and payable with respect to the Parent Preferred Stock (to the extent required, or elected by the Parent, to be paid in cash); and (v) in an aggregate amount not to exceed the respective portions of Excess Cash Flow which in each fiscal year of DOC are not required to be applied or offered in mandatory prepayment of the Loans pursuant to Section 2.12(c) (provided that, with respect to any Restricted Payment pursuant to this clause (v), (A) no Default shall have occurred or would result therefrom determined on a pro forma basis as if such Restricted Payment had been made on the last day of each applicable fiscal year of DOC in which any such Excess Cash Flow is generated (but excluding, for the purposes of such determination, any Restricted Payments made in cash pursuant to this clause (v) during such fiscal year), (B) the amount of Liquidity immediately before and after giving effect to such Restricted Payment shall not be less than $50,000,000 and (C) the Borrower shall have complied with its obligations pursuant to Section 2.12(c).

     7.7 Limitation on Investments. Make any advance, loan, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase any Capital Stock, bonds, notes, debentures or other debt securities of, or any assets constituting an ongoing business from, or make any other investment in, any other Person (all of the foregoing, "Investments"), except:

     (a) extensions of trade credit in the ordinary course of business;

     (b) investments in Cash Equivalents;

     (c) Investments made by (i) the Borrower in any Subsidiary Guarantor; (ii) DOC or any Subsidiary Guarantor in the Borrower or any Subsidiary Guarantor that is a Subsidiary Guarantor before making such Investment, (iii) DOC or any of its Subsidiaries in any other Subsidiary of DOC not to exceed (with respect to Investments made pursuant to this clause (c)(iii)) $5,000,000 at any one time outstanding and (iv) as an intercompany loan or Guarantee Obligation which is otherwise permitted by Sections 7.2(b), (e) or (g);

     (d) loans and advances to employees of the Borrower or any of its Subsidiaries in the ordinary course of business (including for travel, entertainment and relocation expenses) in an aggregate amount for the Borrower and its Subsidiaries not to exceed $1,000,000 at any one time outstanding;

     (e) Permitted Acquisitions, the Purchase Price of which shall not exceed
(i) with respect to any Permitted Acquisitions which are Permitted Asset Swaps, in aggregate, (x) $225,000,000 in any fiscal year of DOC (provided that the Maryland/Michigan Swap shall be deemed consummated in the fiscal year of DOC ended December 31, 2003 for the purposes of the foregoing dollar limitation) and
(y) $475,000,000 during the term of this Agreement and (ii) with respect to all other Permitted Acquisitions, (x) $40,000,000 individually, (y) $80,000,000 in aggregate in any fiscal year of DOC and (z) $200,000,000 in aggregate during the term of this Agreement; provided that any Permitted Acquisition financed with
(A) the proceeds of a capital contribution made by the Parent to DOC and its Subsidiaries for the purposes of consummating such Permitted Acquisition (and so applied within 90 days of the Parent making such capital contribution) or (B) the cash portion of the consideration received pursuant to a Permitted Asset Swap or any other Disposition of Cellular/PCS Assets (to the extent that such cash is used within 12 months of receipt by DOC, the Borrower or any Subsidiary Guarantor in consummating a Permitted Acquisition of Cellular/PCS Assets), shall not be subject to the foregoing dollar limitations set forth in this clause (e); and

     (f) Investments (other than pursuant to Permitted Asset Swaps) in assets useful in DOC's and its Subsidiaries' business made by DOC or any of its Subsidiaries with the proceeds of any Reinvestment Deferred Amount provided that such Investments made by a Subsidiary of DOC which is not a Subsidiary Guarantor shall only be permitted to be made with the proceeds of Reinvestment Deferred Amounts which are directly owned by, and payable to, such Subsidiary.

     7.8 Limitation on Optional Payments and Modifications of Debt Instruments, etc. (a) Except pursuant to the Transactions or a refinancing, refunding, renewal or extension (to the extent such refinancing, refunding, renewal or extension is permitted by Section 7.2(d)), make or offer to make any optional or voluntary payment, prepayment, repurchase or redemption of, or otherwise voluntarily or optionally defease, any Indebtedness owed to the Parent or to any Affiliate of the Parent which is not the Borrower or a Subsidiary Guarantor, or any long-term Indebtedness of the Parent or its Subsidiaries (other than the Existing Dobson/Sygnet Senior Notes and the Existing Sygnet Wireless Senior Notes), or segregate funds for any such payment, prepayment, repurchase, redemption or defeasance, or enter into any derivative or other transaction with any Derivatives Counterparty obligating DOC or any of its Subsidiaries to make payments to such Derivatives Counterparty as a result of any change in market value of the Parent Notes or any other securities of the Parent or its Subsidiaries, (b) amend, modify or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Parent Notes or any other long-term Indebtedness of the Parent or its Subsidiaries (other than any such amendment, modification, waiver or other change which (i) would extend the maturity or reduce the amount of any payment of principal thereof, reduce the rate or extend the date for payment of interest thereon or relax any covenant or other restriction applicable to the Parent or any of its Subsidiaries and (ii) does not involve the payment of a consent fee (unless such fee has been approved by the Administrative Agent, which approval shall not be unreasonably withheld or delayed), or (c) amend its certificate of incorporation in any manner determined by the Administrative Agent to be adverse to the Lenders.

     7.9 Limitation on Transactions with Affiliates. Enter into any transaction, including any purchase, sale, lease or exchange of Property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than DOC, the Borrower or any Subsidiary Guarantor) unless such transaction is (a) otherwise expressly permitted under this Agreement or (b) in the ordinary course of business of DOC, the Borrower or such Subsidiary, as the case may be, and (in each case under clause (a) or (b)) is upon fair and reasonable terms no less favorable to DOC, the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person that is not an Affiliate; provided that the foregoing shall not restrict any commercially reasonable employment agreement, employee benefit plan, officer and director indemnification agreement or any similar commercially reasonable arrangement entered into by DOC or its Subsidiaries in the ordinary course of business.

     7.10 Limitation on Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing by DOC or any of its Subsidiaries of real or personal property which has been or is to be sold or transferred by DOC or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of DOC or such Subsidiary.

     7.11 Limitation on Changes in Fiscal Periods. Permit the fiscal year of the Borrower or DOC to end on a day other than December 31 or change the Borrower or DOC's method of determining fiscal quarters.

     7.12 Limitation on Negative Pledge Clauses. Enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of DOC or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its Property or revenues, whether now owned or hereafter acquired, to secure the Obligations or, in the case of any guarantor, its obligations under the Guarantee and Collateral Agreement, other than (a) this Agreement and the other Loan Documents (b) provisions existing at the date hereof contained in the Indentures governing the Existing Parent Notes and the New Parent Notes and the Parent Preferred Stock and in any refinancing of the foregoing (to the extent permitted by this Agreement) after the Closing Date which does not contain more restrictive provisions and (c) any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby).

     7.13 Limitation on Restrictions on Subsidiary Distributions. Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary of DOC to (a) make Restricted Payments in respect of any Capital Stock of such Subsidiary held by, or pay any Indebtedness owed to, the Borrower or any other Subsidiary, (b) make Investments in the Borrower or any other Subsidiary or (c) transfer any of its assets to the Borrower or any other Subsidiary, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents and (ii) any restrictions with respect to a Subsidiary imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Subsidiary.

     7.14 Limitation on Lines of Business. Enter into any business, either directly or through any Subsidiary, except (with respect to the Borrower and its Subsidiaries) for those businesses in which the Borrower and its Subsidiaries are engaged on the date of this Agreement or that are reasonably related thereto.

     7.15 Limitation on Amendments to Transaction Documents. (a) Amend, supplement or otherwise modify (pursuant to a waiver or otherwise) the terms and conditions of the indemnities and licenses furnished to DOC or any of its Subsidiaries pursuant to the Transaction Documents such that after giving effect thereto such indemnities or licenses shall be materially less favorable to the interests of the Loan Parties or the Lenders with respect thereto or (b) otherwise amend, supplement or otherwise modify the terms and conditions of the Transaction Documents except to the extent that any such amendment, supplement or modification could not reasonably be expected to have a Material Adverse Effect.

     7.16 Limitation on Amendments to Other Documents. (a) Amend, supplement or otherwise modify (pursuant to a waiver or otherwise) the terms and conditions of the Tax Sharing Agreement in any manner that would materially increase the amounts payable by the Borrower, DOC or any of its Subsidiaries thereunder or
(b) otherwise amend, supplement, terminate or otherwise modify the terms and conditions of the Tax Sharing Agreement or any Material Agreement, except to the extent that any such amendment, supplement, termination or modification pursuant to this clause (b) could not reasonably be expected to have a Material Adverse Effect.

     7.17 Limitation on Hedge Agreements. Enter into any Hedge Agreement other than Hedge Agreements entered into in the ordinary course of business, and not for speculative purposes, to manage its exposure to interest rates or foreign exchange rates.

                       SECTION 8. COVENANTS OF THE PARENT

     The Parent hereby agrees that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount is owing to any Lender or any Agent hereunder, it shall not, directly or indirectly:

     8.1 Limitation on Indebtedness. (a) Create, incur, assume or suffer to exist any Indebtedness, except (i) Indebtedness existing on the Closing Date set forth on Schedule 8.1 and any refinancings, refundings, renewals or extensions thereof (without any increase in the principal amount thereof outstanding at the time of such refinancing, refunding, renewal or extension, or any shortening of the maturity of any principal amount thereof and otherwise on terms not materially less favorable to the Parent and the Lenders than under the refinanced, refunded, renewed or extended Indebtedness); (ii) Indebtedness (including Capital Lease Obligations) secured by Liens permitted by Section 8.2(g) in an aggregate principal amount not to exceed $20,000,000 at any one time outstanding; (iii) additional unsecured Indebtedness (x) on terms which are not materially less favorable to the Parent and the Lenders than those contained in the New Parent Notes Indenture and (y) the aggregate amount of which shall not exceed $200,000,000 minus the principal amount of Indebtedness outstanding pursuant to Section 8.1(b) unless (with respect to this clause (y)), on a pro forma basis giving effect to the incurrence of such Indebtedness, the Parent Leverage Ratio for the four fiscal quarters ending on the last day of the fiscal quarter of the Parent then most recently ended, is less than 4.15 to 1; (iv) its Guarantee Obligations pursuant to the Guarantee and Collateral Agreement; and
(v) Guarantee Obligations with respect to any other Indebtedness of Borrower or any Subsidiary Guarantor which is permitted to be incurred by Section 7.2.

     (b) Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Indebtedness (other than Indebtedness outstanding under the Facilities) to an extent that the Borrower would thereby be prevented (pursuant to any Indenture or other Contractual Obligation limiting the incurrence of Indebtedness by the Parent and its Subsidiaries then in effect) from making, or permitting to remain outstanding, Revolving Credit Borrowings in an aggregate principal amount of $75,000,000.

     8.2 Liens. Create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except for: (a) Liens for Taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Parent or its Subsidiaries, as the case may be, in conformity with GAAP; (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings; (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation; (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (e) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business that, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the Property subject thereto or materially interfere with the ordinary conduct of the business of the Parent and (f) Liens created pursuant to the Security Documents and (g) Liens securing Indebtedness outstanding on the Closing Date and permitted pursuant to Section 8.1(a) or incurred pursuant to Section 8.1(b) in each case to finance the acquisition of fixed or capital assets, provided that (i) such Liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any Property other than the Property financed by such Indebtedness, (iii) the amount of Indebtedness secured thereby is not increased and (iv) the amount of Indebtedness initially secured thereby is not more than 100% of the purchase price of such fixed or capital asset.

     8.3 Limitation on Restricted Payments and Investments. Subject as provided below, (a) Declare or pay any dividend on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of the Parent or any of its Subsidiaries, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Parent or any of its Subsidiaries, or enter into any derivatives or other transaction with any Derivatives Counterparty obligating it or any of its Subsidiaries to make payments to such Derivatives Counterparty as a result of any change in market value of any such Capital Stock, except (i) payments in the form of the Parent's Capital Stock, (ii) regularly-scheduled cash dividends and regularly-scheduled redemption payments on each series of Parent Preferred Stock, (iii) optional redemption payments on, and payments to effect repurchases of, each series of Parent Preferred Stock and exchanges or conversions of Parent Preferred Stock for or into common stock of the Parent (provided that any consent fee payable in connection with such exchange or conversion has been approved by the Administrative Agent, which approval shall not be unreasonably withheld or delayed), (iv) regularly scheduled dividends on the Parent Preferred Stock, paid solely in the form of additional shares of Parent Preferred Stock having an aggregate liquidation preference equal to the amount of such dividends or (v) as otherwise permitted by Section 8.4(c); or

     (b) make any loan to, or capital contribution or other Investment in, or incur any Guarantee Obligation of any Indebtedness of, any Unrestricted Subsidiary or any Cellular Partnership unless (i) immediately before and after giving effect thereto the Parent shall be in pro forma compliance with this Agreement and (ii) the aggregate amount of all cash and Cash Equivalents directly owned by the Parent plus the aggregate amount of fully committed unconditionally available loan facilities available to the Parent at such time (to the extent that loans can be borrowed by the Parent thereunder without resulting in a Default under this Agreement or a default under such facilities, each determined on a pro forma basis after giving effect to such borrowing) shall be not less than $20,000,000;

provided that the Parent may additionally pay cash dividends on, or purchase or redeem, any of its Capital Stock, or make any Investments (which are otherwise restricted pursuant to this Section 8.3) in an aggregate amount not to exceed, during the term of this Agreement, $5,000,000 plus 10% of the aggregate amount of all Restricted Payments received by the Parent (following the Closing Date) from Excess Cash Flow pursuant to Section 7.6(c)(v).

     8.4 Limitation on Optional Payments and Modifications of Debt Instruments, etc. (a) Other than with respect to the refinancing contemplated by the Transactions, make or offer to make any optional or voluntary payment, prepayment, repurchase or redemption of, or otherwise voluntarily or optionally defease, any Subordinated Debt of the Parent or its Subsidiaries (or any Indebtedness of the Unrestricted Group), or segregate funds for any such payment, prepayment, repurchase, redemption or defeasance, or enter into any derivative or other transaction with any Derivatives Counterparty obligating the Parent or any of its Subsidiaries to make payments to such Derivatives Counterparty as a result of any change in market value of any Subordinated Debt of the Parent or its Subsidiaries (or any Indebtedness of the Unrestricted Group), (b) amend, modify or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of the Parent Notes, any Subordinated Debt or other long-term Indebtedness of the Parent or its Subsidiaries, or any certificate of designation or exchange debentures with respect to any Parent Preferred Stock (other than any such amendment, modification, waiver or other change which (i) would extend the maturity or reduce the amount of any payment of principal thereof, reduce the rate or extend the date for payment of interest thereon or relax any covenant or other restriction applicable to the Parent or any of its Subsidiaries and (ii) does not involve the payment of a consent fee (unless such fee has been approved by the Administrative Agent, which approval shall not be unreasonably withheld or delayed), (c) permit any of the convertible or exchangeable Parent Preferred Stock to be converted into, or exchanged for, Indebtedness of the Parent or any of its Subsidiaries unless (i) such Indebtedness is incurred by the Parent in accordance with this Agreement and (ii) does not involve the payment of a consent fee (unless such fee has been approved by the Administrative Agent, which approval shall not be unreasonably withheld or delayed) or (d) amend its certificate of incorporation in any manner determined by the Administrative Agent to be adverse to the Lenders.

     8.5 Limitation on Negative Pledge Clauses. Enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of the Parent or any of its Restricted Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its Property or revenues, whether now owned or hereafter acquired, to secure the Obligations or, in the case of any guarantor, its obligations under the Guarantee and Collateral Agreement, other than (a) this Agreement and the other Loan Documents (b) provisions existing at the date hereof contained in the Indentures governing the Existing Parent Notes and the New Parent Notes and the Parent Preferred Stock and in any refinancing of the foregoing (to the extent permitted by this Agreement) after the Closing Date which does not contain more restrictive provisions and (c) any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby).

     8.6 Limitation on Transactions with Affiliates. Enter into any transaction, including any purchase, sale, lease or exchange of Property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than the Borrower or any Guarantor) unless such transaction is
(a) otherwise expressly permitted under this Agreement or (b) in the ordinary course of business and (in each case under clause (a) or (b)) upon fair and reasonable terms no less favorable to the Parent, as the case may be, than it would obtain in a comparable arm's length transaction with a Person that is not an Affiliate, except (to the extent not otherwise restricted by this Agreement, the Indentures or the terms of the Parent's preferred stock, which are then in effect): (i) any employment agreement, employee benefit plan, officer and director indemnification agreement or any similar arrangement entered into by the Parent in the ordinary course of business; (ii) any transaction solely between the Parent and any Restricted Subsidiary; (iii) the payment of reasonable and customary regular fees and indemnity payments to directors of the Parent who are not employees of the Parent and the payment of reasonable compensation and indemnity payments to officers of the Parent; (iv) any payments or other transactions pursuant to any tax-sharing agreement between the Parent and any Person with which the Parent files a consolidated tax return or with which the Parent is part of a consolidated group for tax purposes; (v) any payment or Investment or payment permitted by Section 8.3; (vi) any agreement among the Parent and its Restricted Subsidiaries existing and as in effect on the Closing Date (provided that any such agreement may be amended or modified to the extent that the interests of the Parent and the Lenders are not materially and adversely affected thereby); (vii) payments under the agreements set forth on Schedule 8.6 in the ordinary course of the Parent's business and on terms no less favorable to the Parent than would have been obtained in a comparable arm's length transaction with a Person that is not an Affiliate; (viii) loans or advances to employees in the ordinary course of the Parent's business not to exceed in aggregate $3,000,000 at any one time outstanding; and (ix) any issuance of Capital Stock of the Parent to any of its Affiliates.

     8.7 Management Expenses. Charge any of DOC and its Subsidiaries for management expenses except those which are fair and reasonable and allocated (as such allocation is approved from time to time by the Administrative Agent) among all its Subsidiaries on a consistently-applied basis.

     8.8 Limitation on Changes in Fiscal Periods. Permit its fiscal year to end on a day other than December 31 or change its method of determining fiscal quarters

     8.9 Limitation on Hedge Agreements. Enter into any Hedge Agreement other than Hedge Agreements entered into in the ordinary course of business, and not for speculative purposes, to manage its exposure to interest rates or foreign exchange rates.

     8.10 Holding Company Status. (Notwithstanding anything to the contrary in this Agreement or any other Loan Document) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than those incidental to its ownership of the Capital Stock of its Subsidiaries.

                          SECTION 9. EVENTS OF DEFAULT

     If any of the following events shall occur and be continuing:

     (a) The Borrower shall fail to pay any principal of any Loan or Reimbursement Obligation when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan or Reimbursement Obligation, or any other amount payable hereunder or under any other Loan Document, within five days after any such interest or other amount becomes due in accordance with the terms hereof or thereof; or

     (b) Any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made or furnished; or

     (c) Any Loan Party shall default in the observance or performance of any agreement contained in clause (i) or (ii) of Section 6.4(a), Section 6.7(a),
Section 7, Section 8 or in Section 5 of the Guarantee and Collateral Agreement or (ii) an "Event of Default" under and as defined in any Mortgage shall have occurred and be continuing; or

     (d) Any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied (i) for a period of 5 days with respect to a default under Sections 6.1 or 6.2 and (ii) for a period of 30 days in each other case; or

     (e) The Parent, the Borrower, DOC or any Subsidiary of the Parent (other than the Unrestricted Group) shall (i) default in making any payment of any principal of any Indebtedness (including any Guarantee Obligation, but excluding, for the purposes of this clause (e), the Loans and Reimbursement Obligations) on the scheduled or original due date with respect thereto; or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or to become subject to or mandatory offer to purchase by the obligor thereunder or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; provided that a default, event or condition described in clause (i), (ii) or
(iii) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness the outstanding principal amount of which exceeds in the aggregate $3,000,000; or

     (f) (i) The Parent, the Borrower, DOC or any Subsidiary of the Parent (other than the Unrestricted Group) shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Parent, the Borrower, DOC or any Subsidiary of the Parent (other than the Unrestricted Group) shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Parent, the Borrower, DOC or any Subsidiary of the Parent (other than the Unrestricted Group) any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Parent, the Borrower, DOC or any Subsidiary of the Parent (other than the Unrestricted Group) any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Parent, the Borrower, DOC or any Subsidiary of the Parent (other than the Unrestricted Group) shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause
(i), (ii), or (iii) above; or (v) the Parent, the Borrower, DOC or any Subsidiary of the Parent (other than the Unrestricted Group) shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

     (g) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan, or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Parent, the Borrower, DOC or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Parent, Borrower, DOC or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders shall be likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could, in the sole judgment of the Required Lenders, reasonably be expected to have a Material Adverse Effect; or

     (h) One or more judgments or decrees shall be entered against the Parent, the Borrower, DOC or any Subsidiary of the Parent (other than the Unrestricted Group) involving for the Parent, DOC and its Subsidiaries (other than the Unrestricted Group) taken as a whole a liability (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage) of $20,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

     (i) Any of the Security Documents shall cease, for any reason (other than by reason of the express release thereof pursuant to Section 11.15), to be in full force and effect, or any Loan Party or any Affiliate of any Loan Party shall so assert, or any Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby; or

     (j) The guarantee contained in Section 2 of the Guarantee and Collateral Agreement shall cease, for any reason (other than by reason of the express release thereof pursuant to Section 11.15), to be in full force and effect or any Loan Party or any Affiliate of any Loan Party shall so assert; or

     (k) Any Change of Control shall occur; or

     (l) An order is issued by any Governmental Authority, which is not stayed, vacated or reversed within 30 days of being made, that (i) the Borrower, the Parent, DOC or any Subsidiary of the Parent (other than the Unrestricted Group) thereof shall divest a significant portion of its assets pursuant to any antitrust, restraint of trade, unfair competition, industry regulation, or similar Laws, or (ii) all or any substantial portion of the assets of the Borrower, the Parent, DOC or any Subsidiary of the Parent (other than the Unrestricted Group) shall be condemned, seized, or otherwise appropriated, or taken into custody or control, which in each case has, or could reasonably be expected to have, a Material Adverse Effect; or

     (m) (i) Any Authorization necessary for the ownership or operations of the Borrower, the Parent, DOC or any Subsidiary of the Parent (other than the Unrestricted Group) shall expire, and on or prior to such expiration, the same shall not have been renewed or replaced by another Authorization authorizing substantially the same operations by such Person; (ii) any Authorization necessary for the ownership or operations of the Borrower, the Parent, DOC or any Subsidiary of the Parent (other than the Unrestricted Group) shall be canceled, revoked, terminated, rescinded, annulled, suspended, or modified in a materially adverse respect, or shall no longer be in full force and effect, or the grant or the effectiveness thereof shall have been stayed, vacated, reversed, or set aside, (iii) the Borrower, the Parent, DOC or any Subsidiary of the Parent (other than the Unrestricted Group) is required by any Governmental Authority to halt construction or operations under any Authorization and such action shall continue uncorrected for 30 days after the applicable entity has received notice thereof; or (iv) any Governmental Authority shall make any other adverse determination which, in each case has, or could reasonably be expected to have, a Material Adverse Effect;

     then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Majority Revolving Credit Facility Lenders, the Administrative Agent may, or upon the request of the Majority Revolving Credit Facility Lenders, the Administrative Agent shall, by notice to the Borrower declare the Revolving Credit Commitments to be terminated forthwith, whereupon the Revolving Credit Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable. In the case of all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this paragraph, the Borrower shall at such time deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Borrower hereunder and under the other Loan Documents. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrower hereunder and under the other Loan Documents shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower (or such other Person as may be lawfully entitled thereto).

                             SECTION 10. THE AGENTS

     10.1 Appointment. Each Lender hereby irrevocably designates and appoints the Agents as the agents of such Lender under this Agreement and the other Loan Documents, and each Lender irrevocably authorizes each Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to such Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, no Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against any Agent.

     10.2 Delegation of Duties. Each Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     10.3 Exculpatory Provisions. Neither any Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agents under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party to perform its obligations hereunder or thereunder. The Agents shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party.

     10.4 Reliance by Agents. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Loan Parties), independent accountants and other experts selected by such Agent. The Agents may deem and treat the payee of any Note as the owner thereof for all purposes unless such Note shall have been transferred in accordance with
Section 11.6 and all actions required by such Section in connection with such transfer shall have been taken. Each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

     10.5 Notice of Default. No Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless such Agent shall have received notice from a Lender, the Parent, DOC or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent shall receive such a notice, the Administrative Agent shall promptly give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement); provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

     10.6 Non-Reliance on Agents and Other Lenders. Each Lender expressly acknowledges that neither any of the Agents nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by any Agent to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, no Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of a Loan Party that may come into the possession of such Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

     10.7 Indemnification. The Lenders agree to indemnify each Agent in its capacity as such (to the extent not reimbursed by The Parent or the Borrower and without limiting the obligation of The Parent or the Borrower to do so), ratably according to their respective Aggregate Exposure Percentages in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Aggregate Exposure Percentages immediately prior to such date), for, and to save each Agent harmless from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (including at any time following the payment of the Loans) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Agent's gross negligence or willful misconduct. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.

     10.8 Agent in Its Individual Capacity. Each Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though such Agent were not an Agent. With respect to its Loans made or renewed by it and with respect to any Letter of Credit issued or participated in by it, each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms "Lender" and "Lenders" shall include each Agent in its individual capacity.

     10.9 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 30 days' notice to the Lenders and the Borrower. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 9(a) or Section 9(f) with respect to the Borrower shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Administrative Agent by the date that is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. The Syndication Agent may, at any time, by notice to the Lenders and the Administrative Agent, resign as Syndication Agent hereunder, whereupon the duties, rights, obligations and responsibilities of the Syndication Agent hereunder shall automatically be assumed by, and inure to the benefit of, the Administrative Agent, without any further act by the Syndication Agent, the Administrative Agent or any Lender. After any retiring Agent's resignation as Agent, the provisions of this Section 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

     10.10 Authorization to Release Liens and Guarantees. The Administrative Agent is hereby irrevocably authorized by each of the Lenders to effect any release of Liens or guarantee obligations contemplated by Section 11.15.

     10.11 The Arrangers; the Co-Documentation Agents. None of the Arrangers or the Co-Documentation Agents, in their respective capacities as such, shall have duties or responsibilities, and shall incur no liability, under this Agreement and the other Loan Documents.

                           SECTION 11. MISCELLANEOUS

     11.1 Amendments and Waivers. (a) Neither this Agreement or any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 11.1. The Required Lenders and each Loan Party party to the relevant Loan Document may, or (with the written consent of the Required Lenders) the Administrative Agent and each Loan Party party to the relevant Loan Document may, from time to time, (x) enter into written amendments, supplements or modifications hereto and to the other Loan Documents (including amendments and restatements hereof or thereof) for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (y) waive, on such terms and conditions as may be specified in the instrument of waiver, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall:

          (i) forgive or reduce the principal amount or extend the final scheduled date of maturity of any Loan or Reimbursement Obligation, extend the scheduled date of any amortization payment in respect of any Term Loan, reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof, or increase the amount or extend the expiration date of any Commitment of any Lender; require additional consents to be obtained with respect to the sale or any assignment or participations of any interests of the Lenders hereunder, in each case without the consent of each Lender directly affected thereby;

          (ii) amend, modify or waive any provision of this Section or reduce any percentage specified in the definition of Required Lenders or Required Prepayment Lenders, consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, release (or subordinate or otherwise agree to change the priority of the Administrative Agent's security interest in) all or substantially all of the Collateral or release any of the Guarantors from its guarantee obligations under the Guarantee and Collateral Agreement, in each case without the consent of all Lenders, except with respect to any such release which is made pursuant to Section 11.15;

          (iii) amend, modify or waive any condition precedent to any extension of credit under the Revolving Credit Facility set forth in Section 5.2 (including the waiver of an existing Default or Event of Default required to be waived in order for such extension of credit to be made) without the consent of the Majority Revolving Credit Facility Lenders;

          (iv) reduce the percentage specified in the definition of Majority Facility Lenders with respect to any Facility without the written consent of all Lenders under such Facility;

          (v) amend, modify or waive any provision of Section 10, or any other provision of this Agreement affecting the rights and obligations of any Agent, without the consent of any Agent directly affected thereby;

          (vi) amend, modify or waive any provision of Sections 2.6 or 2.7 without the written consent of the Swing Line Lender;

          (vii) amend, modify or waive any provision of Section 2.18 without the consent of each Lender directly affected thereby; or

          (viii) amend, modify or waive any provision of Section 3 without the consent of the Issuing Lender.

Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Agents and all future holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders and the Agents shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. Any such waiver, amendment, supplement or modification shall be effected by a written instrument signed by the parties required to sign pursuant to the foregoing provisions of this Section; provided that delivery of an executed signature page of any such instrument by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

     (b) This Agreement and any other Loan Document may be amended (or amended and restated), provided that no Default shall have occurred which is continuing or would result therefrom, upon the prior written request of the Borrower to the Administrative Agent, and without the written consent of the Required Lenders or the Lenders, (x) to add an additional term loan facility (an "Additional Term Loan") or revolving credit facility (an "Additional Revolving Credit Facility", and collectively with the Additional Term Loans, the "Additional Facilities) to this Agreement and the accrued interest and fees in respect thereof (collectively, the "Additional Loans") to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and Revolving Credit Loans, the accrued interest and fees in respect thereof and the other Obligations and (y) to include appropriately the Lenders holding such Additional Loans in any determination of the Required Lenders or Majority Facility Lenders; provided, however, that (i) the Additional Facilities made on the same date shall be in a principal amount of at least $50,000,000 and the principal amount of all Additional Facilities shall not in aggregate exceed $200,000,000, (ii) any Additional Revolving Credit Facility shall be effected not later than the date which is 12 months prior to the Revolving Credit Termination Date and any Additional Term Loans shall be made not later than the date which is 30 months following the Closing Date, (iii) the Additional Loans shall have a weighted average life and final maturity which is no shorter than (x) in the case of any Additional Revolving Credit Facility, the Revolving Credit Facility and (y) in the case of any Additional Term Loan, the Term Loan Facility, (iv) the Additional Term Loans shall be repayable in quarterly installments equal to 0.25% of the initial aggregate principal amount thereof in each year until the final year of maturity, with the remainder being repayable in 4 equal quarterly installments in the final year of maturity, and such payments shall be on the same dates as the dates of the Term Loan installments under Section 2.3, (v) the pricing (including fees, interest and original issue discount) for such Additional Term Loans shall not exceed the pricing for the Term Loan Facility by more than 25 basis points unless the pricing of the Term Loan Facility is increased to the have same pricing as the Additional Term Loans, (vi) except for any differences permitted hereby, the Additional Term Loans shall have the same terms and conditions as the Term Loans and the Additional Revolving Credit Facility shall have the same terms and conditions as the Revolving Credit Facility and (vii) the proceeds of the Additional Loans shall be used solely to finance the general corporate purposes of the Borrower and its Subsidiaries, including making Permitted Acquisitions. The Lenders shall be granted an option by the Borrower (but no Lender shall have any obligation) to provide the commitments under any Additional Facility, and each Lender may do so in its sole discretion.

     11.2 Notices. (a) All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed (i) in the case of the Parent, DOC, the Borrower and the Agents, as follows and (ii) in the case of the Lenders, as set forth in an administrative questionnaire delivered to the Administrative Agent or on
Schedule I to the Lender Addendum to which such Lender is a party or, in the case of a Lender which becomes a party to this Agreement pursuant to an Assignment and Acceptance, in such Assignment and Acceptance or (iii) in the case of any party, to such other address as such party may hereafter notify to the other parties hereto:

     The Parent, DOC and the Borrower     14201 Wireless Way
                                          Oklahoma City, OK 73134
                                          Attention: Richard D. Sewell, Jr.
                                                     Treasurer
                                          Telecopy:  405 529 8473
                                          Telephone:  405 529 8674

     The Administrative Agent:            Lehman Commercial Paper Inc.
                                          745 Seventh Avenue
                                          New York, New York 10019
                                          Attention:  Robert Berzins
                                          Telecopy:  212 758 1906
                                          Telephone:  212 526 3712

     Issuing Lender:                      National City Bank
                                          629 Euclid Avenue
                                          Cleveland, Ohio 44114
                                          Attention: Debbie Dombos
                                          Telecopy:  216 222 0103
                                          Telephone:  216 222 3599.

 provided that any notice, request or demand to or upon any Agent, the Issuing Lender or any Lender shall not be effective until received.

     (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications (other than by telecopy) pursuant to procedures approved by the Administrative Agent and financial statements required to be furnished hereunder by the Loan Parties may be furnished by means of posting to an IntraLinks site to which the Administrative Agent and each Lender has been granted access; provided that the foregoing shall not apply to notices pursuant to Sections 2 and 3 unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower and each other Loan Party may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications, and not by telecopy, pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

     11.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     11.4 Survival of Representations and Warranties. All representations and warranties made herein, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans and other extensions of credit hereunder.

     11.5 Payment of Expenses. The Borrower agrees (a) to pay or reimburse the Agents for all their reasonable out-of-pocket costs and expenses (invoiced in reasonable detail) incurred in connection with the syndication of the Facilities (other than fees payable to syndicate members) and the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable fees and disbursements and other charges of counsel to the Administrative Agent and the charges of Intralinks, (b) to pay or reimburse each Lender and the Agents for all their costs and expenses (invoiced in reasonable detail) incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any other documents prepared in connection herewith or therewith, including the fees and disbursements of counsel (including the allocated fees and disbursements and other charges of in-house counsel) to each Lender and of counsel to the Agents, (c) to pay, indemnify, or reimburse each Lender and the Agents for, and hold each Lender and the Agents harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify or reimburse each Lender, each Agent, their respective affiliates, and their respective officers, directors, trustees, employees, advisors, agents and controlling persons (each, an "Indemnitee") for, and hold each Indemnitee harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including any of the foregoing relating to the use of proceeds of the Loans or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Parent, the Borrower, DOC any of its Subsidiaries or any of the Properties and the fees and disbursements and other charges of legal counsel in connection with claims, actions or proceedings by any Indemnitee against the Borrower hereunder (all the foregoing in this clause (d), collectively, the "Indemnified Liabilities"), provided that the Borrower shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee. No Indemnitee shall be liable for any damages arising from the use by unauthorized persons of Information or other materials sent through electronic, telecommunications or other information transmission systems that are intercepted by such persons or for any special, indirect, consequential or punitive damages in connection with the Facilities. Without limiting the foregoing, and to the extent permitted by applicable law, the Borrower agrees not to assert and to cause its Subsidiaries not to assert, and hereby waives and agrees to cause its Subsidiaries so to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee. All amounts due under this Section shall be payable not later than 10 days after written demand therefor. Statements payable by the Borrower pursuant to this Section shall be submitted to the Borrower at the address of the Borrower set forth in Section 11.2, or to such other Person or address as may be hereafter designated by the Borrower in a notice to the Administrative Agent. The agreements in this Section shall survive repayment of the Loans and all other amounts payable hereunder.

     11.6 Successors and Assigns; Participations and Assignments. (a) This Agreement shall be binding upon and inure to the benefit of The Parent, the Borrower, the Lenders, the Agents, all future holders of the Loans and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agents and each Lender.

     (b) Any Lender may, without the consent of the Borrower, in accordance with applicable law, at any time sell to one or more banks, financial institutions or other entities (each, a "Participant") participating interests in any Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and the Borrower and the Agents shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. In no event shall any Participant under any such participation have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would require the consent of all Lenders pursuant to Section 11.1. The Borrower agrees that if amounts outstanding under this Agreement and the Loans are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, provided that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 11.7(a) as fully as if such Participant were a Lender hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of Sections 2.19, 2.20 and 2.21 with respect to its participation in the Commitments and the Loans outstanding from time to time as if such Participant were a Lender; provided that, in the case of Section 2.20, such Participant shall have complied with the requirements of said Section, and provided, further, that no Participant shall be entitled to receive any greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

     (c) Any Lender (an "Assignor") may, in accordance with applicable law and upon written notice to the Administrative Agent, at any time and from time to time assign to any Lender or any affiliate, Related Fund or Control Investment Affiliate thereof or, in the case of an assignment to any other Person with the consent of the Borrower and the Administrative Agent and, in the case of any assignment of Revolving Credit Commitments, the written consent of the Issuing Lender and the Swing Line Lender (which, in each case, shall not be unreasonably withheld or delayed) (provided (x) that no such consent need be obtained by any Lehman Entity or any Agent for a period of 180 days following the Closing Date and (y) the consent of the Borrower need not be obtained with respect to any assignment of Term Loans), to an additional bank, financial institution or other entity (an "Assignee") all or any part of its rights and obligations under this Agreement pursuant to an Assignment and Acceptance, substantially in the form of Exhibit E, executed by such Assignee and such Assignor (and, where the consent of the Borrower or, the Administrative Agent or the Issuing Lender or the Swing Line Lender is required pursuant to the foregoing provisions, by the Borrower and such other Persons) and delivered to the Administrative Agent for its acceptance and recording in the Register; provided that no such assignment to an Assignee (other than any Lender or any Affiliate or Related Fund thereof) shall be in an aggregate principal amount of, and no Assignor shall hold following such assignment, less than $1,000,000 with respect to the Term Loans and $1,000,000 with respect to the Revolving Credit Facility (other than in the case of an assignment of all of a Lender's interests under this Agreement), unless otherwise agreed by the Borrower and the Administrative Agent. Any such assignment need not be ratable as among the Facilities. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with Commitments and/or Loans as set forth therein, and (y) the Assignor thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of an Assignor's rights and obligations under this Agreement, such Assignor shall cease to be a party hereto, except as to Section 2.19, 2.20 and 10.5 in respect of the period prior to such effective date). Notwithstanding any provision of this Section, the consent of the Borrower shall not be required for any assignment that occurs at any time when any Event of Default shall have occurred and be continuing. For purposes of the minimum assignment amounts set forth in this paragraph, multiple assignments by two or more Related Funds shall be aggregated.

     (d) The Administrative Agent shall, on behalf of the Borrower, maintain at its address referred to in Section 11.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, each Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of the Loans and any Notes evidencing such Loans recorded therein for all purposes of this Agreement. Any assignment of any Loan, whether or not evidenced by a Note, shall be effective only upon appropriate entries with respect thereto being made in the Register (and each Note shall expressly so provide). Any assignment or transfer of all or part of a Loan evidenced by a Note shall be registered on the Register only upon surrender for registration of assignment or transfer of the Note evidencing such Loan, accompanied by a duly executed Assignment and Acceptance; thereupon one or more new Notes in the same aggregate principal amount shall be issued to the designated Assignee, and the old Notes shall be returned by the Administrative Agent to the Borrower marked "canceled". The Register shall be available for inspection by the Borrower or any Lender (with respect to any entry relating to such Lender's Loans) at any reasonable time and from time to time upon reasonable prior notice.

     (e) Upon its receipt of an Assignment and Acceptance executed by an Assignor and an Assignee (and, in any case where the consent of any other Person is required by Section 11.6(c), by each such other Person) together with payment to the Administrative Agent of a registration and processing fee of $3,500 (treating multiple, simultaneous assignments by or to two or more Related Funds as a single assignment) (except that no such registration and processing fee shall be payable (y) in connection with an assignment by or to a Lehman Entity or (z) in the case of an Assignee which is already a Lender or is an affiliate or Related Fund of a Lender or a Person under common management with a Lender), the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Borrower. On or prior to such effective date, the Borrower, at its own expense, upon request, shall execute and deliver to the Administrative Agent (in exchange for the Revolving Credit Note and/or applicable Term Notes, as the case may be, of the assigning Lender) a new Revolving Credit Note and/or applicable Term Notes, as the case may be, to the order of such Assignee in an amount equal to the Revolving Credit Commitment and/or applicable Term Loans, as the case may be, assumed or acquired by it pursuant to such Assignment and Acceptance and, if the Assignor has retained a Revolving Credit Commitment and/or Term Loans, as the case may be, upon request, a new Revolving Credit Note and/or Term Notes, as the case may be, to the order of the Assignor in an amount equal to the Revolving Credit Commitment and/or applicable Term Loans, as the case may be, retained by it hereunder. Such new Note or Notes shall be dated the Closing Date and shall otherwise be in the form of the Note or Notes replaced thereby.

     (f) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this Section concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests in Loans and Notes, including any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law.

     (g) Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle (an "SPC"), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any state thereof. In addition, notwithstanding anything to the contrary in this Section 11.6(g), any SPC may
(A) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender, or with the prior written consent of the Borrower and the Administrative Agent (which consent shall not be unreasonably withheld) to any financial institutions providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans, and (B) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC; provided that non-public information with respect to the Borrower may be disclosed only with the Borrower's consent which will not be unreasonably withheld. This paragraph (g) may not be amended without the written consent of any SPC with Loans outstanding at the time of such proposed amendment.

     11.7 Adjustments; Set-off. (a) Except to the extent that this Agreement provides for payments to be allocated to a particular Lender or to the Lenders under a particular Facility, if any Lender (a "Benefited Lender") shall at any time receive any payment of all or part of the Obligations owing to it, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in
Section 9(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Obligations, such Benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Obligations, or shall provide such other Lenders with the benefits of any such collateral, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

     (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Parent, DOC or the Borrower, any such notice being expressly waived by the Parent, DOC and the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Parent, DOC or the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise), to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Parent, DOC or the Borrower, as the case may be. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such setoff and application.

     11.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement or of a Lender Addendum by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

     11.9 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     11.10 Integration. This Agreement and the other Loan Documents represent the entire agreement of The Parent, the Borrower, the Agents, the Arranger and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Arranger, any Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

     11.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     11.12 Submission To Jurisdiction; Waivers. Each of The Parent, DOC and the Borrower hereby irrevocably and unconditionally:

     (a) submits for itself and its Property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

     (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

     (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in Section 11.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

     (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

     (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

     11.13 Acknowledgments. Each of The Parent, DOC and the Borrower hereby acknowledges that:

     (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

     (b) neither the Arranger, any Agent nor any Lender has any fiduciary relationship with or duty to any Loan Party arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Arranger, the Agents and the Lenders, on one hand, and any Loan Party on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

     (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Arranger, the Agents and the Lenders or among the Loan Parties, the Borrower and the Lenders.

     11.14 Confidentiality. Each of the Agents and the Lenders agrees to keep confidential all non-public information provided to it by any Loan Party pursuant to this Agreement that is designated by such Loan Party as confidential; provided that nothing herein shall prevent any Agent or any Lender from disclosing any such information (a) to any Agent, any other Lender or any affiliate of any thereof, (b) to any Participant or Assignee (each, a "Transferee") or prospective Transferee that agrees to comply with the provisions of this Section or substantially equivalent provisions, (c) to any of its employees, directors, agents, attorneys, accountants and other professional advisors, in each case on a "need to know" basis, (d) to any financial institution that is a direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this Section), (e) upon the request or demand of any Governmental Authority having jurisdiction over it, (f) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (g) in connection with any litigation or similar proceeding, (h) that has been publicly disclosed other than in breach of this Section, (i) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender or (j) in connection with the exercise of any remedy hereunder or under any other Loan Document; provided that prior to disclosure pursuant to clauses (f) or (g) above, the relevant Agent or Lender shall (to the extent that it is lawfully permitted to do so, as determined by it in consultation with counsel) give reasonable prior notice of such disclosure to the Borrower. Notwithstanding anything herein to the contrary, any party subject to confidentiality obligations hereunder or under any other related document (and any employee, representative or other agent of such party) may disclose to any and all persons, without limitation of any kind, such party's U.S. federal income tax treatment and tax structure of the transactions contemplated by this Agreement relating to such party and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure. However, no such party shall be required to disclose any information relating to such tax treatment or tax structure to the extent nondisclosure is reasonably necessary in order to comply with applicable securities laws. Subject to the foregoing, nothing herein shall release any Lender from any other confidentiality agreement previously executed with any Borrower.

     11.15 Release of Collateral and Guarantee Obligations.

     (a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, upon request of the Borrower in connection with any Disposition of Property permitted by the Loan Documents, the Administrative Agent shall (without notice to, or vote or consent of, any Lender, or any affiliate of any Lender that is a party to any Specified Hedge Agreement) take such actions as shall be required to release its security interest in any Collateral being Disposed of in such Disposition, and to release any guarantee obligations under any Loan Document of any Person being Disposed of in such Disposition, to the extent necessary to permit consummation of such Disposition in accordance with the Loan Documents.

     (b) Notwithstanding anything to the contrary contained herein or any other Loan Document, when all Obligations (other than obligations in respect of any Specified Hedge Agreement) have been paid in full, all Commitments have terminated or expired and no Letter of Credit shall be outstanding, upon request of the Borrower, the Administrative Agent shall (without notice to, or vote or consent of, any Lender, or any affiliate of any Lender that is a party to any Specified Hedge Agreement) take such actions as shall be required to release its security interest in all Collateral, and to release all guarantee obligations under any Loan Document, whether or not on the date of such release there may be outstanding Obligations in respect of Specified Hedge Agreements. Any such release of guarantee obligations shall be deemed subject to the provision that such guarantee obligations shall be reinstated if after such release any portion of any payment in respect of the Obligations guaranteed thereby shall be rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payment had not been made.

     11.16 Accounting Changes. In the event that any "Accounting Change" (as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then the Borrower and the Administrative Agent agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Change with the desired result that the criteria for evaluating the Borrower's financial condition shall be the same after such Accounting Change as if such Accounting Change had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrower, the Administrative Agent and the Required Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Change had not occurred. "Accounting Change" refers to any change in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the SEC.

     11.17 Delivery of Lender Addenda. Each initial Lender shall become a party to this Agreement by delivering to the Administrative Agent a Lender Addendum duly executed by such Lender, the Borrower and the Administrative Agent.

     11.18 FCC Compliance. Notwithstanding anything to the contrary in this Agreement and the other Loan Documents, no party hereto or thereto shall, without first obtaining the approval of the applicable Communications Regulatory Authority, take any action under this Agreement or the other Loan Documents that would constitute or result in an assignment of any FCC License or a change of control over any FCC License, to the extent that such assignment or change of control would require, under any Requirements of Law applicable at the time, such prior approval of such Communications Regulatory Authority.

     11.19 WAIVERS OF JURY TRIAL. THE PARENT, DOC, THE BORROWER, THE AGENTS AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                      [SIGNATURE PAGE TO CREDIT AGREEMENT]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                  DOBSON CELLULAR SYSTEMS, INC.,
                                  as Borrower,

                                  By:          BRUCE R. KNOOIHUIZEN
                                         Name: Bruce R. Knooihuizen
                                           Title: Executive Vice President

                                  DOBSON OPERATING CO., L.L.C.

                                  By:          BRUCE R. KNOOIHUIZEN
                                         Name: Bruce R. Knooihuizen
                                           Title:  Assistant General Manager

                                  DOBSON COMMUNICATIONS CORPORATION

                                  By:          BRUCE R. KNOOIHUIZEN
                                         Name: Bruce R. Knooihuizen
                                           Title: Executive Vice President


                                  LEHMAN BROTHERS INC.,
                                  as Administrative Agent, Swingline Lender and a Lender

                                  By:          G. ROBERT BERZINS
                                         Name: G. Robert Berzins
                                           Title: Managing Director


                                  BEAR STEARNS CORPORATE LENDING INC.,
                                  as Syndication Agent and a Lender

                                  By:          RICHARD BRAM SMITH
                                         Name: Richard Bram Smith
                                           Title: Vice President


                                  MORGAN STANLEY SENIOR FUNDING, INC.,
                                  as Documentation Agent and a Lender

                                  By:          JAAP L. TONCKENS
                                         Name: Jaap L. Tonckens
                                           Title: Vice President
                                                  Morgan Stanley Senior Funding

                                  NATIONAL CITY BANK,
                                  as Issuing Lender and a Lender

                                  By:          LAURA M. McGRATH
                                         Name: Laura M. McGrath
                                           Title: Senior Vice President

                                                                                                        Annex A

                           PRICING GRID FOR REVOLVING CREDIT LOANS, SWING LINE LOANS,
                                               AND COMMITMENT FEES
---------------------------------------------------------- ----------------------------------------------------
   Applicable Margin for the Revolving Credit                   Applicable Margin for the Term Loan Facility
                    Facility                                    --------------------------------------------
   ------------------------------------------
   Parent Leverage Ratio      Eurodollar      Base Rate      DOC Leverage Ratio       Eurodollar      Base Rate
                                 Loans          Loans                                   Loans           Loans
   ---------------------      ----------      ---------      ------------------       ----------      ---------
equal to or greater than         3.25%          2.25%      equal to or greater          3.25%           2.25%
4.5:1                                                      than 1.0:1

less than 4.5:1 but equal        3.00%          2.00%      less than 1.0:1              3.00%           2.00%
to or greater than 4.0:1

less than 4.0:1 but equal        2.75%          1.75%
to or greater than 3.5:1

less than 3.5:1 but equal        2.50%          1.50%
to or greater than 3.0:1

less than 3.0:1                  2.25%          1.25%


Changes in the Applicable Margin with respect to Revolving Credit Facility resulting from changes in the Parent Leverage Ratio or the Term Loan Facility resulting from changes in the DOC Leverage Ratio shall become effective on the date (the "Adjustment Date") on which financial statements are delivered to the Lenders pursuant to Section 6.1 of the Credit Agreement (but in any event not later than the 60th day after the end of each of the first three quarterly periods of each fiscal year or the 120th day after the end of each fiscal year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Parent Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this Pricing Grid be deemed to be greater than 4.5 to 1 and the DOC Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this Pricing Grid be deemed to be greater than 1.0 to
1. In addition, at all times while an Event of Default shall have occurred and be continuing, the Parent Leverage Ratio shall for the purposes of this Pricing Grid be deemed to be greater than 4.5 to 1 and the DOC Leverage Ratio shall for the purposes of this Pricing Grid be deemed to be greater than greater than 1.0 to 1. Each determination of the Parent Leverage Ratio and the DOC Leverage Ratio pursuant to this Pricing Grid shall be made for the periods and in the manner contemplated by Section 7.1 of the Credit Agreement.

                                  Schedule 4.4
                  Consents, Authorizations, Filings and Notices

1. Dobson Communications Corporation and Dobson/Sygnet Communications Company must provide notice to their respective holders of their 12 1/4% Senior Exchangeable Preferred Stock and the Dobson/Sygnet Senior Notes of (i) the closing of the Credit Agreement, and (ii) the acceptance of tendered 12 1/4% Senior Exchangeable Preferred Stock and the Dobson/Sygnet Senior Notes. These notices will be made on or about the Closing Date and five business days thereafter respectively.

2. Dobson Cellular Systems, Inc. must provide notice of the Merger to (a) the State of Ohio contemporaneous with the Merger, and (b) to the FCC after the Merger.

                                  Schedule 4.6

     1. Dobson Communications Corporation and Dobson Cellular Systems, Inc., are named as defendants in a lawsuit filed on May 2, 2003, by LS PCS, Inc. d/b/a Lone Star Phones, in the United Stated District Court for the Northern District of Texas (Civ. Action No: 3-03CV-0925-H). The plaintiff was a dealer-agent for Dobson Cellular Systems for about 18 months, but had no contractual relationship with Dobson Communications Corporation. The plaintiff has alleged that it had three agreements with Dobson Cellular Systems to enroll subscribers in three cellular systems in Texas operated by Dobson Cellular Systems. The plaintiff also claims that Dobson Cellular Systems orally agreed to grant the plaintiff the right to enroll subscribers in cellular systems operated by Dobson Cellular Systems on a nationwide basis. The plaintiff claims, inter alia, that Dobson Cellular Systems prevented plaintiff from enrolling subscribers on a nationwide basis and that Dobson Cellular Systems wrongfully terminated the plaintiff's dealer agreements for Texas. The plaintiff seeks actual damages in excess of $27 million, exemplary damages, punitive damages, interest and costs.

     2. Dobson Communications Corporation and Dobson Cellular Systems, Inc. are named defendants in Cochran v. Audiovox, et al. Further, several class actions are pending against numerous defendants, including Cellular One Group, and in connection with those suits Cellular One has asserted a claim against Dobson Communications Corporation for indemnification against liabilities resulting from that litigation. All of these cases have been consolidated as part of a multidistrict litigation proceeding in the United States District Court for the District of Maryland. These cases involve claims by the plaintiffs that cell phone manufacturers and service providers (i) failed to disclose alleged dangers of radio frequency radiation and (ii) failed to provide free headsets to prevent the alleged risks. The District Court granted defendants' motion to dismiss the class actions, but that decision is on appeal.

                                Schedule 4.15(a)
                                  Subsidiaries


Subsidiary Guarantors to Credit Facility
----------------------------------------

                                                                                                             Ownership
         Issuer                   Jurisdiction    Class of Equity               Shareholder                   Interest
         ------                   ------------    ---------------               -----------                   --------
Dobson Cellular Systems, Inc.       Oklahoma      Common Stock          Dobson Operating Co., L.L.C.            100%
Dobson Operating Co., L.L.C.        Oklahoma      Membership            Dobson Communications Corporation       100%
                                                  Interest
DOC Lease Co., L.L.C.               Oklahoma      Membership            Dobson Cellular Systems, Inc.           100%
                                                  Interest
Maryland RSA 2, LLC                 Delaware      Membership            Dobson Cellular Systems, Inc.           100%
                                                  Interest
Michigan RSA Sub LLC                Delaware      Membership            Dobson Cellular Systems, Inc.           100%
                                                  Interest


Subsidiaries of the Parent which are not Guarantors of Credit Facility
----------------------------------------------------------------------

                                                       Jurisdiction of
Entity                                            Incorporation/Organization
------                                            --------------------------

Western Financial Services Corp.**                         Oklahoma
DCC PCS, Inc.                                              Oklahoma
Dobson JV Company                                          Oklahoma
Dobson Tower Company**                                     Oklahoma
Santa Cruz Cellular Telephone, Inc.* **                    California
Oklahoma Independent RSA 5 Partnership*                    Oklahoma
Oklahoma Independent RSA 7 Partnership*                    Oklahoma
Oklahoma RSA 5 Limited Partnership*                        Oklahoma
Oklahoma RSA 7 Limited Partnership*                        Oklahoma
Texas RSA 2 Limited Partnership*                           Texas
American Cellular Corporation                              Delaware
         ACC of Michigan Corporation                       Delaware
         ACC of Minnesota Corporation                      Delaware
         ACC of Ohio Corporation                           Delaware
         ACC of West Virginia Corporation                  Delaware
         Alexandra Cellular Corporation                    Delaware
         ACC Lease Co., Inc.                               Oklahoma
         ACC of Kentucky, LLC                              Delaware
         ACC of Pennsylvania, LLC                          Delaware
         ACC of Wisconsin LLC                              Delaware
         American Cellular Wireless, LLC                   Delaware
         PCPCS Corporation**                               Delaware
         Chill Cellular Corporation                        Delaware
         ACC West Virginia License LLC                     Delaware
         ACC Pennsylvania License LLC                      Delaware
         ACC of Tennessee LLC**                            Delaware
         ACC Tennessee License LLC**                       Delaware
         ACC Minnesota License LLC                         Delaware
         ACC New York I License LLC                        Delaware
         ACC New York II License LLC                       Delaware
         ACC New York III License LLC                      Delaware
         ACC Michigan License LLC                          Delaware
         Dutchess County Cellular Telephone Company, Inc.  Delaware
         ACC Ohio License LLC                              Delaware
         ACC Wisconsin License LLC                         Delaware
         ACC of Wausau Corporation                         Delaware
         ACC Wausau License LLC                            Delaware
         ACC Kentucky License LLC                          Delaware
         Alton CellTelCo Cellular Corporation              Delaware
         Alton CellTelCo Partnership                       Illinois


* DCS subsidiaries. See 4.15(d) for amount of ownership interest related to all subsidiaries other than Santa Cruz Cellular Telephone, Inc. Santa Cruz Cellular Telephone, Inc. is wholly owned by DCS.

** Inactive entities without assets; Santa Cruz Cellular Telephone, Inc. to be dissolved as soon as final tax return is released from State of California.

                                Schedule 4.15(d)
                              Partnership Interests

                          Limited Partnership Interests
                          -----------------------------

1.   Oklahoma RSA 5 Limited Partnership
     Formation: 8-9-89 Oklahoma
     Partnership Interest: Oklahoma Independent RSA 5 Partnership - 99%


2.   Oklahoma RSA 7 Limited Partnership
     Formation: 8-9-89 Oklahoma
     Partnership Interest:  Oklahoma Independent RSA 7 Partnership - 99%


3.   Texas RSA No. 2 Limited Partnership
     Formation: 2-19-91 Texas
     Partnership Interest: Dobson Cellular Systems, Inc. - 61% (General Partner)

4.   Oklahoma RSA 3 Limited Partnership
     Formation: Oklahoma
     Partnership Interest:  Dobson Cellular Systems, Inc. - 5% (Limited Partner)

                              General Partnerships
                              --------------------

1.   Oklahoma Independent RSA 5 Partnership
     Formation: 3-21-94 Oklahoma
     Partnership Interest:  Dobson Cellular Systems, Inc. - 65%


2.   Oklahoma Independent RSA 7 Partnership
     Formation: 3-21-94 Oklahoma
     Partnership Interest:  Dobson Cellular Systems, Inc. - 65%

3.   Alton CellTelCo Partnership
     Partnership Interest:  American CellTelCo Corporation - 87%

                             Affiliate Indebtedness
                             ----------------------

                                                                               Current
            Issuer                            Payee                        Principal Amount
            ------                            -----                        ----------------
1.  DCC PCS, INC.                    Dobson Operating Co., L.L.C.             $50,000,000
2.  Gila River Telecommunications    Dobson Operating Co., L.L.C.           $1,394,313.46
      Subsidiary, Inc.
3.  Dobson Operating Co., L.L.C.     Dobson Cellular Systems, Inc.            $70,000,000

                               Schedule 4.19(a)-1
                            UCC Filing Jurisdictions

     1. Oklahoma County, Oklahoma with respect to each Loan Party other than Maryland RSA 2, LLC and Michigan RSA Sub LLC.

     2. Delaware Secretary of State with respect to Maryland RSA 2, LLC and Michigan RSA Sub LLC.

     3. Transmitting utility filings with respect to each Loan Party, as applicable, according to the laws of the states where such a filing is required, including, but not limited to:

          A.   Central filing office of Alaska's Department of Natural Resources

          B.   Arizona Secretary of State

          C.   Kansas Secretary of State

          D.   Maryland State Department of Assessments and Taxation

          E.   Michigan Secretary of State

          F.   Missouri Secretary of State

          G.   New York Secretary of State

          H.   Ohio Secretary of State

          I. Oklahoma Secretary of State pursuant to Sections 17 and 18 of Title 46 of the Oklahoma Statutes.

          J.   Pennsylvania Secretary of the Commonwealth

          K.   Texas Secretary of State

          L.   West Virginia Secretary of State

     4. United States Patent and Trademark Office

     5. Office in which fixture filings are made according to the governing laws of the applicable state.

                                                        Schedule 4.19(a)-2
                                             UCC Financing Statements to Remain on File
                                                                                 Original
                Debtor                Secured Party          Jurisdiction        File No.              Collateral
------- ------------------------ ------------------------ ------------------- -----------------   -------------------
1.      Dobson Cellular          Norwest Financial        California Sec.       9920860142        Equipment
        Systems, Inc.            Leasing, Inc.            of State

2.                               Cellco Partnership       Oklahoma County,      2002002633927     Equipment
                                                          OK

3.                               Nortel Networks, Inc.    Oklahoma County,      2002007002720     Equipment
                                                          OK

4.                               Palisades Acquisition    Oklahoma County,      200300758937      Notice Filing
                                 I, LLC                   OK

------- ------------------------ ------------------------ ------------------- -----------------   -------------------
5.      Dobson Communications    Sun Microsystems         Oklahoma County,      0046207           Lease Notice Filing
        Corporation              Finance                  OK

6.                               Copelco Capital Inc.     Oklahoma County,      0030957           Lease Notice Filing
                                                          OK

7.                               United Capital Leasing   Oklahoma County,      0003600           Equipment
                                 Corp.                    OK

8.                               Bank United              Oklahoma County,      0016237           Equipment
                                                          OK

9.                               Bank United              Oklahoma County,      0016254           Equipment
                                                          OK

10.                              Bank United              Oklahoma County,      0026201           Equipment
                                                          OK

11.                              Texas Capital Bank       Oklahoma County,      0026468           Equipment
                                                          OK

12.                              Forum Financial          Oklahoma County,      0034523           Equipment
                                 Services                 OK

13.                              Forum Financial          Oklahoma County,      0041472           Equipment
                                 Services                 OK

14.                              Forum Financial          Oklahoma County,      0042805           Equipment
                                 Services                 OK

15.                              Forum Financial          Oklahoma County,      0065668           Equipment
                                 Services                 OK

16.                              Forum Financial          Oklahoma County,      N0004801          Equipment
                                 Services                 OK

17.                              Texas Capital Bank       Oklahoma County,      N0004802          Equipment
                                                          OK

18.                              Forum Financial          Oklahoma County,      N0004803          Equipment
                                 Services                 OK

19.                              Forum Financial          Oklahoma County,      N0000273          Equipment
                                 Services                 OK

20.                              Citicorp Vendor          Oklahoma County,      0015712           Lease Notice Filing
                                 Finance, Inc.            OK

21.                              Leasetec Corporation     Oklahoma County,      0032060           Equipment
                                                          OK

22.                              Forum Financial          Oklahoma County,      2001010979534     Equipment
                                 Services, Inc.           OK

23.                              Great American Leasing   Oklahoma County,      2001011030816     Equipment
                                 Corporation              OK

24.                              Forum Financial          Oklahoma County,      2001011012917     Equipment
                                 Services, Inc.           OK

25.                              Nortel Networks, Inc.    Oklahoma County,      2001011093623     Equipment
                                                          OK

26.                              Forum Financial          Oklahoma County,      2002001379226     Equipment
                                 Services                 OK

27.                              Washington Mutual Bank   Oklahoma County,      2002004422319     Equipment
                                                          OK

28.                              Alcatel USA Marketing,   Oklahoma County,      2002010583627     Equipment
                                 Inc.                     OK

29.                              Alcatel USA Marketing,   Oklahoma County,      2002010584325     Equipment
                                 Inc.                     OK

30.                              Alcatel USA Marketing,   Oklahoma County,      2002010584426     Equipment
                                 Inc.                     OK

31.                              General Electric         Oklahoma County,      200303262826      Aircraft
                                 Capital Corporation      OK

32.                              Washington Mutual        Texas Sec. of         02-0016220518     Equipment
                                 Bank, S.A.               State

33.                              Herring National Bank     Texas Sec. of        03-0019673433     Equipment
                                                           State

34.                              Herring National Bank     Texas Sec. of        03-0020453178     Equipment
                                                           State

35.                              Herring National Bank     Texas Sec. of        03-0020467274     Equipment
                                                           State

36.                              Herring National Bank     Texas Sec. of        03-0023550381     Equipment
                                                           State

37.                              Herring National Bank     Texas Sec. of        03-0024061874     Equipment
                                                           State

38.                              Herring National Bank     Texas Sec. of        03-0025351726     Equipment
                                                           State

39.                              Herring National Bank     Texas Sec. of        03-0027758658     Equipment
                                                           State

------- ------------------------ ------------------------ ------------------- -----------------   -------------------
40.     Sygnet Communications    Nortel Networks          Ohio Sec. of State    OH00050021862     Equipment
        Company

------- ------------------------ ------------------------ ------------------- -----------------   -------------------
41.     Sygnet Wireless, Inc.    Dobson Cellular          Ohio Sec. of State    OH00065457630     Notice Filing
                                 Systems, Inc. and
                                 American Cellular
                                 Corporation

42.                              Dobson Cellular          Oklahoma County,      2003007235022     Notice Filing
                                 Systems, Inc. and        OK
                                 American Cellular
                                 Corporation

------- ------------------------ ------------------------ ------------------- -----------------   -------------------
43.     Dobson/Sygnet            Marlin Leasing Corp.     Oklahoma County,      2001007261928     Equipment
        Communications Company                            OK
------- ------------------------ ------------------------ ------------------- -----------------   -------------------

44.     Dobson Operating Co.,    BCC Equipment Leasing    Oklahoma County,      0059432           Equipment
        L.L.C.                   Corporation              OK

45.                              Dobson Cellular          Oklahoma County,      2003007235022     Notice Filing
                                 Systems, Inc.,           OK
                                 American Cellular
                                 Corporation

------- ------------------------ ------------------------ ------------------- -----------------   -------------------
46.     DOC Lease Co., LLC       Nortel Networks          Oklahoma County,      2003005028828     Equipment
                                                          OK

                                                         Schedule 4.19(a)-3
                                             UCC Financing Statements to be Terminated
                   Debtor                     Jurisdiction             Original               Oklahoma
                                                                       File No.           In Lieu Filings
---- --------------------------------- ------------------------- -------------------- -----------------------
1.   Dobson Cellular Systems, Inc.     Alaska, (Central file)         476096               2002013125319
     (Oklahoma corporation)

2.                                     Alaska, (Utility filing)       476097

3.                                     Arizona Sec. of State          01101478             2002002144116

4.                                     Arizona Sec. of State          01101477             1548.2
                                       (Utility Security
                                       Filing)

5.                                     Arizona Sec. of State          01011466             2002002144116

6.                                     Arizona Sec. of State          01086879             2002002144116

7.                                     Arizona Sec. of State          01086880             1548.2
                                       (Utility Security
                                       filing)

8.                                     California Sec. of State       0003160159           2002002144116

9.                                     California Sec. of State       9828960467           2002002144116

10.                                    California Sec. of State       9809860573           2002002144116

11.                                    California Sec. of State       9809860565           2002002144116

12.                                    California Sec. of State       9820360931           2002002144116

13.                                    California Sec. of State       9809860571           2002002144116

14.                                    Georgia, Fulton County         060200020810         2002002144116
                                       Superior Court

15.                                    Kansas Sec. of State           3256351              2002013125319

16.                                    Kansas Sec. of State           3256336
                                       (Utility filing)

17.                                    Kansas Sec. of State           2229585              2002014647935

18.                                    Kansas Sec. of State           2229584              2002014647935

19.                                    Kansas Sec. of State           2446022
                                       (Utility filing)

20.                                    Kansas Sec. of State           2229586

21.                                    Maryland State                 181052019            2002013125319
                                       Department of
                                       Assessments and Taxation

22.                                    Maryland State                 181052020
                                       Department of
                                       Assessments and
                                       Taxation (Utility
                                       filing)

23.                                    Maryland Department of         170658439 Liber      2002001300109
                                       Assessment and Taxation        3905 Folio
                                                                      2300-2304

24.                                    Maryland Department of         181035188, Book      2002014647935
                                       Assessment and Taxation        96, Page 2563

25.                                    Michigan Sec. of State         D612620              2002013125319

26.                                    Michigan Sec. of State         D612619
                                       (Utility filing)

27.                                    Michigan Sec. of State         D430423              2002014647935

28.                                    Michigan Sec. of State         D361462              2002014647935

29.                                    Michigan Sec. of State         D361461              2002014647935

30.                                    Livingston County, MO          2000-77              2002013125319

31.                                    Nodaway County, MO             39609                2002013125319

32.                                    Missouri Sec. of State         4005890              2002013125319

33.                                    Missouri Sec. of State         4005886
                                       (Utility filing)

34.                                    Missouri Sec. of State         2645121              2002014647935

35.                                    Livingston County, MO          96-337               2002014647935

36.                                    Livingston County, MO          96-452, Book 467,
                                       (fixture filing)               Page 378

37.                                    Nodaway County, MO             0994, Book 495,
                                       (fixture filing)               Page 222

38.                                    Nodaway County, MO             36879                2002014647935

39.                                    Missouri Sec. of State         2645119              2002014647935

40.                                    Missouri Sec. of State         2645120
                                       (Utility filing)

41.                                    Missouri Sec. of State         2899294
                                       (Utility filing)

42.                                    Ohio, Erie County              21618                2002002144116
                                       Recorder (Local filing)

43.                                    Ohio, Erie County              22162
                                       Recorder (Chattel
                                       Mortgage)

44.                                    Ohio, Huron County             82243                2002002144116
                                       Recorder (Local filing)

45.                                    Ohio, Huron County             000082729
                                       Recorder (Chattel
                                       Mortgage)

46.                                    Ohio Sec. of State             AP0209136            2002002144116

47.                                    Ohio Sec. of State             AP0209135            1548.2
                                       (Utility filing)

48.                                    Ohio, Seneca County            200000005280         2002002144116
                                       Recorder (Local filing)

49.                                    Ohio, Seneca County            200000005956
                                       Recorder (Chattel
                                       Mortgage)

50.                                    Ohio Sec. of State             AP0070627            2002002144116

51.                                    Oklahoma County, OK            N0000526

52.                                    Oklahoma Sec. of State         1548.1
                                       (Utility filing)

53.                                    Oklahoma County, OK            N02761

54.                                    Oklahoma County, OK            N02770

55.                                    Oklahoma County, OK            N02754

56.                                    Oklahoma County, OK            N02752

57.                                    Oklahoma County, OK            N02769

58.                                    Oklahoma County, OK            N02750

59.                                    Oklahoma County, OK            N02738

60.                                    Oklahoma Sec. of State         1137.5
                                       (Utility filing)

61.                                    Oklahoma Sec. of State         1137.2
                                       (Utility filing)

62.                                    Oklahoma County, OK            N05692

63.                                    Oklahoma County, OK            016527

64.                                    Oklahoma County, OK            N02767

65.                                    Oklahoma County, OK            010978               2002001300109

66.                                    Oklahoma County, OK            N02755

67.                                    Oklahoma County, OK            N02759

68.                                    Oklahoma County, OK            N0010905

69.                                    Oklahoma County, OK            N05693

70.                                    Oklahoma County, OK            N02751

71.                                    Oklahoma County, OK            N02762

72.                                    Oklahoma Sec. of State         1138.5
                                       (Utility filing)

73.                                    Oklahoma Sec. of State         1138.2
                                       (Utility filing)

74.                                    Oklahoma County, OK            N02753

75.                                    Oklahoma County, OK            2003006923328

76.                                    Pennsylvania, Bedford          35892                2002013125319
                                       County Prothonotary

77.                                    Pennsylvania, Sec. of          31210990             2002013125319
                                       the Commonwealth

78.                                    Pennsylvania, Sec. of          31210995
                                       the Commonwealth
                                       (Utility filing)

79.                                    Pennsylvania Sec. of           26431057 -           2002001300109
                                       the Commonwealth               26431060

80.                                    Pennsylvania Sec. of           28770423
                                       the Commonwealth
                                       (Utility filing)

81.                                    Bedford County                 34,215               2002001300109
                                       Prothonotary, PA

82.                                    Texas Sec. of State            00-415194            2002013125319

83.                                    Texas Sec. of State            00-415198
                                       (Utility filing)

84.                                    Texas Sec. of State            98-067794            2002014647935

85.                                    Texas Sec. of State            053545               2002014647935

86.                                    Texas Sec. of State            98-243588            2002014647935

87.                                    Texas Sec. of State            98-067795            2002014647935

88.                                    Texas Sec. of State            98-070192
                                       (Utility filing)

89.                                    Texas Sec. Of State            98-067796
                                       (Utility filing)

90.                                    West Virginia Sec. of          532890               2002013125319
                                       State

91.                                    West Virginia Sec. of          532889
                                       State (Utility filing)

92.                                    West Virginia Sec. of          0520851              2002014647935
                                       State

93.                                    West Virginia Sec. of          0520852
                                       State (Utility filing)

94.  Dobson Communications             Oklahoma County, OK            N0000527
     Corporation (Oklahoma
     corporation)

95.                                    Oklahoma County, OK            N02763

96.                                    Texas Sec. of State            00-415195            2002013125218

97.  Dobson Operating Co., L.L.C.      Oklahoma County, OK            N000525
     (Oklahoma L.L.C.)

98.                                    Oklahoma Sec. of State         1549.1
                                       (Utility filing)

99.                                    Oklahoma County, OK            N02749

100.                                   Oklahoma County, OK            2002004200717

101.                                   Oklahoma County, OK                                 2002001300210

102.                                   Oklahoma County, OK            N02764

103.                                   Oklahoma County, OK            N02760

104.                                   Texas Sec. of State            00-420023            2002013125117

105.                                   Texas Sec. of State            036117               2002001300210

106.                                   Texas Sec. Of State            98-067796

107. Oklahoma RSA 5 Limited            Oklahoma County, OK            N0000528
     Partnership (Oklahoma LP)

108.                                   Oklahoma Sec. of State         1251.3
                                       (Utility filing)

109.                                   Oklahoma County, OK            N02756

110.                                   Oklahoma Sec. of State         1251.1
                                       (Utility filing)

111.                                   Oklahoma Sec. of State         1251.2
                                       (Utility filing)

112. Oklahoma RSA 7 Limited            Oklahoma County, OK            N0000529
     Partnership (Oklahoma LP)

113.                                   Oklahoma Sec. of State         1252.4
                                       (Utility filing)

114.                                   Oklahoma County, OK            N02757

115.                                   Oklahoma Sec. of State         1252.3
                                       (Utility filing)

116.                                   Oklahoma Sec. of State         1252.1
                                       (Utility filing)

117. Santa Cruz Cellular Telephone,    California Sec. of State       0003160301           2002014648027
     Inc. (Oklahoma corporation)

118.                                   California Sec. of State       9817760993           2002014648027

119.                                   Oklahoma County, OK            N0000530             200201312506

120.                                   Oklahoma Sec. of State         1550.1
                                       (Utility filing)

121.                                   Oklahoma County, OK            N04891

122.                                   Texas Sec. of State            00-415196            200201312506

123. Texas RSA No. 2 Limited           Oklahoma Sec. of State         1477.2
     Partnership (Texas LP)            (Utility filing)

124. In lieu filing made with the      Oklahoma County, OK            N0000531             03-0005336212
     Texas Secretary of State

125. In lieu filing made with the      Oklahoma County, OK            N02758               03-0009271052
     Texas Secretary of State

126.                                   Oklahoma Sec. of State         1477.1
                                       (Utility filing)

127.                                   Texas Sec. of State            00-415197

128.                                   Texas Sec. of State            00-415199
                                       (Utility filing)

129.                                   Texas Sec. of State            98-067796
                                       (Utility filing)

130.                                   Texas Sec. of State            94-220682
                                       (Utility filing)

131.                                   Roger Mills County, OK         4167, Book 1552,
                                       (fixture filing)               Page 533

132.                                   Armstrong County, TX           98185, Book 21,
                                       (fixture filing)               Page 755

133. Dobson/Sygnet Operating Company   Oklahoma County, OK            N0011312             OH00055736731
     (successor by merger into         (central)
     Sygnet Wireless, Inc.)

134. Dobson/Sygnet Communications      New York Dept. of State.       268423
     Company

135.                                   Oklahoma County, OK            0059761

136. Sygnet Wireless, Inc.             Ohio Sec. of State             AP0109917
                                       (central)

137.                                   Ohio Sec. of State             AP0109914
                                       (utility)

138.                                   Cuyahoga County, Ohio          199901129238         OH00055736731

139.                                   Oklahoma County,               N0011311             OH00055736731
                                       Oklahoma (central)

140. Sygnet Communications, Inc.       New York Sec. of State         270349               OH00055736620
                                       (central)

141.                                   New York Sec. of State         270351               OH00055736620
                                       (utility)

142.                                   Ohio Sec. of State             AP0109918
                                       (central)

143.                                   Ohio Sec. of State             AP0109915
                                       (utility)

144.                                   Ashtabula County, Ohio         9800137158           OH00055736620

145.                                   Columbiana County, Ohio        39712                OH00055736620

146.                                   Mahoning County, Ohio          9800009109           OH00044302143

147.                                   Mahoning County, Ohio          9800050964           OH00044302254

148.                                   Mahoning County, Ohio          9800009249           OH00044302365

149                                    Mahoning County, Ohio          9800052217,          OH00044302476
                                                                      Bk. 3992,
                                                                      Page 225

150.                                   Trumbull County, Ohio          987106               OH00055736620

151.                                   Oklahoma Sec. of State         1500
                                       (utility)

152.                                   Oklahoma County,               N0011310             OH00044302587
                                       Oklahoma (central)

153.                                   Oklahoma County,               N0011313             OH00044301686
                                       Oklahoma (utility)

154.                                   Pennsylvania Sec. of           30051465             OH00055736620
                                       Commonwealth (central)

155.                                   Pennsylvania Sec. of           29720733
                                       Commonwealth (utility)


RELEASE of each of the following: Pledge, Assignment, and Security Agreement intended to qualify as a mortgage of property and as a security agreement dated as of December 23, 1998 and filed in the following Ohio counties on the dates listed below and under the recordation numbers indicated below:

            Debtor                    County of filing               File No.
--------------------------------- ------------------------- --------------------------------
Sygnet Communications, Inc.            Ashtabula                 Vol. 109, Page 3587

                                       Columbiana                Vol. 707, Page 706

                                       Mahoning                  Vol.  3992,  Page 225;
                                                                 Ohio in lieu  filing
                                                                 OH00044302476

                                       Trumbull                  Vol. 1326, Page 10

                                  Schedule 4.23
                               Material Agreements

The following are documents that are material to Dobson Operating Co., L.L.C. and its subsidiaries when considered collectively:

1. InterCarrier Multi-Standard Roaming Agreement effective as of January 25, 2002 between Cingular Wireless, LLC, and its affiliates, and Dobson Cellular Systems, Inc. and its affiliates.

2. Master Services Agreement between Dobson Cellular Systems, Inc. and Convergys Information Management Group Inc. dated December 1, 2002.

3. Roaming Agreement for GSM/GPRS between AT&T Wireless Services, Inc. and Dobson Cellular Systems, Inc. dated July 11, 2003.

4. GSM/GPRS Operating Agreement between AT&T Wireless Services, Inc. and Dobson Cellular Systems, Inc. dated July 11, 2003, as amended.

5. Agreement and Plan of Merger by and between Dobson Cellular Systems, Inc., Dobson/Sygnet Communications Company, Sygnet Wireless, Inc. and Sygnet Communications, Inc. dated October 23, 2003.

6. Agreement and Plan of Merger by and between DOC Lease Co., L.L.C. and Sygnet Lease Co., L.L.C. dated October 23, 2003.

7. Dealer Manager and Solicitation Agent Agreement by and between Dobson/Sygnet Communications Company and Lehman Brothers, Inc. dated September 8, 2003.

8. Offer to Purchase and Consent Solicitation Statement relating to Dobson/Sygnet Communications Company's offer to purchase all of its outstanding 12.25% Senior Notes due 2008.

9. Second Amended, Restated and Consolidated Revolving Credit Agreement dated September 26, 2003 by and between Dobson Operating Co., L.L.C. and Lehman Commercial Paper, Inc., Bear Stearns Corporate Lending, Inc. and Morgan Stanley Senior Funding, Inc. (to be terminated at closing).

10. Assignment and Acceptance Agreement dated September 26, 2003 by and between Lehman Commercial Paper, Inc., Bear Stearns Corporate Lending, Inc. and Morgan Stanley Senior Funding, Inc.

11. Assignment and Release Agreement by and between Bank of America, N.A., Lehman Commercial Paper Inc., Dobson Operating Co., L.L.C. and its Guarantors dated September 26, 2003.

12. Global Assignment and Acceptance Agreement by and between Lehman Commercial Paper, Inc. and Certain Assignors dated September 26, 2003.

13. Management Agreement between Dobson Cellular Systems, Inc. and American Cellular Corporation dated August 19, 2003.

14.  Loan Documents.

15. Subordinated Promissory Note between Dobson Operating Co., L.L.C. and Dobson Communications Corporation in the amount of $70,000,000 dated September 26, 2003.

16. Subordinated Promissory Note between Dobson Cellular Systems, Inc. and Dobson Communications Corporation in the amount of $197,000,000 dated September 26, 2003.

17. Exchange Agreement between Dobson Cellular Systems, Inc., SWBW B-Band Development, L.L.C. and Ameritech Mobile Communications, L.L.C. dated October 13, 2003.

18. Promissory Note between DCC PCS, Inc. and Dobson Operating Co., L.L.C. in the amount of $50,000,000 dated November 24, 2000.

19. Unsecured Loan Agreement between Dobson Communications Corporation and Dobson Operating Co., L.L.C. in the amount of $63,000,000 dated January 23, 1998.

20. Promissory Note between Gila River Telecommunications Subsidiary, Inc. and Dobson Operating Co., L.L.C. in the amount of $1,394,313.46.

21. Promissory Note between Dobson Operating Co., L.L.C. and Dobson Cellular Systems, Inc. in the amount of $70,000,000 dated October 23, 2003.

22. January 1, 2003, Equipment Lease Agreement between Dobson Operating Co., LLC ("Owner") and Sygnet Communications, Inc. ("User") for various assets.

23. January 1, 2003, Equipment Lease Agreement between Dobson Operating Co., LLC ("Owner") and American Cellular Corporation ("User") for various assets.

24. January 1, 2003, Equipment Lease Agreement between Dobson Operating Co., LLC ("Owner") and American Cellular Corporation ("User") for Frederick assets.

25. January 1, 2003, Equipment Lease Agreement between Sygnet Communications, Inc. ("Owner") and Dobson Cellular Systems, Inc. ("User") for TDMA shared assets.

26. January 1, 2003, Equipment Lease Agreement between Sygnet Communications, Inc. ("Owner") and American Cellular Corporation ("User") for TDMA shared assets.

27. January 1, 2003, Switch Sharing Agreement between American Cellular Wireless, LLC ("Owner") and Dobson Cellular Systems, Inc. ("User") for TDMA OK Switch.

28. January 1, 2003, Equipment Lease Agreement between Dobson Operating Co., LLC ("Owner") and Sygnet Communications, Inc. ("User") for GSM shared assets.

29. January 1, 2003, Equipment Lease Agreement between Dobson Operating Co., LLC ("Owner") and American Cellular Corporation ("User") for GSM shared assets.

30. January 1, 2003, Switch Sharing Agreement between Dobson Operating Co., LLC ("Owner") and American Cellular Wireless, LLC ("User") for GSM Switch - Cheyenne.

31. January 1, 2003, Switch Sharing Agreement between Dobson Operating Co., LLC ("Owner") and Sygnet Communications, Inc. ("User") for GSM Switch - Youngstown.

32. January 1, 2003, Switch Sharing Agreement between Dobson Operating Co., LLC ("Owner") and American Cellular Corporation ("User") for GSM Switch - Youngstown.

33. Management Services Agreement dated as of January 1, 2003 between Dobson Cellular Systems, Inc. and Sygnet Lease Co., LLC

34. Management Services Agreement dated as of January 1, 2003 between Dobson Cellular Systems, Inc. and DOC Lease Co., LLC

35. Master Equipment Lease dated as of January 1, 2003 between Sygnet Lease Co., LLC ("Lessor") and Sygnet Communications, Inc. ("Lessee")

36. Master Equipment Lease dated as of January 1, 2003 between DOC Lease Co., LLC ("Lessor") and Dobson Cellular Systems, Inc. ("Lessee")

37. Master Equipment Lease dated as of January 1, 2003 between DOC Lease Co., LLC ("Lessor") and Oklahoma 5 Limited Partnership ("Lessee")

38. Master Equipment Lease dated as of January 1, 2003 between DOC Lease Co., LLC ("Lessor") and Oklahoma RSA 7 Limited Partnership ("Lessee")

39. Master Equipment Lease dated as of January 1, 2003 between DOC Lease Co., LLC ("Lessor") and Texas RSA 2 Limited Partnership ("Lessee")

                                       Schedule 4.25
              FCC Licenses held by Dobson Operating Co. LLC and its Subsidiaries

                                (Current through October 23,
                            2003) List is in alphabetical order by
                                       licensee name.


         Licensee                     License Type          Call Sign        Expiration Date
================================  ======================  ===============  ===================

Dobson Cellular Systems, Inc.          Cellular               KNKN407          10/1/2010

Dobson Cellular Systems, Inc.          Cellular               KNKQ402          10/1/2004

Dobson Cellular Systems, Inc.          Cellular               KNKQ316          10/1/2011

Dobson Cellular Systems, Inc.          Cellular               KNKA536          1/22/2008

Dobson Cellular Systems, Inc.          Cellular               KNKN268          10/1/2010

Dobson Cellular Systems, Inc.          Cellular               KNKA570          11/27/2008

Dobson Cellular Systems, Inc.          Cellular               KNKR271          10/1/2005

Dobson Cellular Systems, Inc.          Cellular               KNKA818          10/1/2011

Dobson Cellular Systems, Inc.          Cellular               KNKA779          11/27/2008

Dobson Cellular Systems, Inc.          Cellular               KNKN637          10/1/2011

Dobson Cellular Systems, Inc.          Cellular               KNKN938          10/1/2011

Dobson Cellular Systems, Inc.          Cellular               KNKQ436          10/1/2005

Dobson Cellular Systems, Inc.          Cellular               KNKN545          10/1/2010

Dobson Cellular Systems, Inc.          Cellular               KNKN656          10/1/2010

Dobson Cellular Systems, Inc.          Cellular               KNKN711          10/1/2010

Dobson Cellular Systems, Inc.          Cellular               KNKN553          10/1/2011

Dobson Cellular Systems, Inc.          Cellular               KNKN376          11/23/2008

Dobson Cellular Systems, Inc.          Cellular               KNKN829          10/1/2011

Dobson Cellular Systems, Inc.          Cellular               KNKQ434          10/1/2010

Dobson Cellular Systems, Inc.          Cellular               KNKN629          10/1/2011

Dobson Cellular Systems, Inc.          Cellular               KNKN596          10/1/2010

Dobson Cellular Systems, Inc.          Cellular               KNKN779          10/1/2011

Dobson Cellular Systems, Inc.          Cellular               KNKN457          10/1/2011

Dobson Cellular Systems, Inc.          Cellular               KNKR336          10/1/2007

Dobson Cellular Systems, Inc.          Cellular               KNKN657          10/1/2011

Dobson Cellular Systems, Inc.          Microwave              WMW664           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMG862           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMM914           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMM915           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMQ271           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMQ272           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMQ840           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMQ841           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMQ882           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMQ887           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMQ890           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMR582           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMR583           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMT434           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMT590           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMV915           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMV916           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMV993           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMW977           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMW978           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WPNC507          2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WPNC970          2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WPNG590          2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WPNH400          2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WLU930           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMJ656           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMJ657           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMR956           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMR958           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMR959           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMW930           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMW931           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMW932           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMW933           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMW934           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMW935           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMW936           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMW937           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WPNB325          2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WPND460          2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WPNH433          2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WPOR750          3/18/2009

Dobson Cellular Systems, Inc.          Microwave              WPOR751          3/08/2009

Dobson Cellular Systems, Inc.          Microwave              WMG801           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMG802           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMK941           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMK942           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMK943           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WML525           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WML526           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WML527           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMQ282           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMT241           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMT419           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMT657           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WPOR698          2/04/2009

Dobson Cellular Systems, Inc.          Microwave              WPOR699          2/04/2009

Dobson Cellular Systems, Inc.          Microwave              WPOR700          2/04/2009

Dobson Cellular Systems, Inc.          Microwave              WPOR701          2/04/2009

Dobson Cellular Systems, Inc.          Microwave              WPOR702          2/04/2009

Dobson Cellular Systems, Inc.          Microwave              WPOS939          4/30/2009

Dobson Cellular Systems, Inc.          Microwave              WPNJ813          2/17/2008

Dobson Cellular Systems, Inc.          Microwave              WPNJ814          2/17/2008

Dobson Cellular Systems, Inc.          Microwave              WHD214           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WHD215           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WHD216           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMJ612           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMJ613           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMM459           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMM460           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMS738           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WPOR674          6/01/2008

Dobson Cellular Systems, Inc.          Microwave              WLW659           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WLM849           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WLT270           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WLT271           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WLT272           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WMR579           2/01/2011

Dobson Cellular Systems, Inc.          Microwave              WPOS893          6/17/2009

Dobson Cellular Systems, Inc.          Microwave              WPOS894          6/17/2009

Dobson Cellular Systems, Inc.          Microwave              WPXD842          3/13/2013

Dobson Cellular Systems, Inc.          Microwave              WPXD858          3/13/2003

Oklahoma RSA 5 Limited Partnership     Cellular               KNKN607          10/1/2010

Oklahoma RSA 7 Limited Partnership     Cellular               KNKN578          10/1/2010

Sygnet Communications, Inc.            Cellular               KNKA743          11/27/2008

Sygnet Communications, Inc.            Cellular               KNKN865          10/1/2011

Sygnet Communications, Inc.            Cellular               KNKN660          10/1/2010

Sygnet Communications, Inc.            Cellular               KNKN937          10/1/2011

Sygnet Communications, Inc.            Cellular               KNKQ442          7/28/2008

Sygnet Communications, Inc.            Cellular               KNKN625          10/1/2010

Sygnet Communications, Inc.            Cellular               KNKN562          10/1/2010

Sygnet Communications, Inc.            Cellular               KNKA555          11/29/2006

Sygnet Communications, Inc.            Cellular               KNKA318          2/9/2006

Sygnet Communications, Inc.            Microwave              WHD222           2/01/2011

Sygnet Communications, Inc.            Microwave              WMN588           2/01/2011

Sygnet Communications, Inc.            Microwave              WPTX391          1/07/2012

Sygnet Communications, Inc.            Microwave              WMJ673           2/01/2011

Sygnet Communications, Inc.            Microwave              WMS259           2/01/2011

Sygnet Communications, Inc.            Microwave              WMS262           2/01/2011

Sygnet Communications, Inc.            Microwave              WMS263           2/01/2011

Sygnet Communications, Inc.            Microwave              WMS264           2/01/2011

Sygnet Communications, Inc.            Microwave              WMS265           2/01/2011

Sygnet Communications, Inc.            Microwave              WPJD305          2/01/2011

Sygnet Communications, Inc.            Microwave              WPJD306          2/01/2011

Sygnet Communications, Inc.            Microwave              WPJD307          2/01/2011

Sygnet Communications, Inc.            Microwave              WPNA580          2/01/2011

Sygnet Communications, Inc.            Microwave              WPNG885          2/01/2011

Sygnet Communications, Inc.            Microwave              WPNG886          2/01/2011

Sygnet Communications, Inc.            Microwave              WPNG887          2/01/2011

Sygnet Communications, Inc.            Microwave              WPNG888          2/01/2011

Sygnet Communications, Inc.            Microwave              WPNH426          2/01/2011

Sygnet Communications, Inc.            Microwave              WPNH427          2/01/2011

Sygnet Communications, Inc.            Microwave              WPNH428          2/01/2011

Sygnet Communications, Inc.            Microwave              WPNH429          2/01/2011

Sygnet Communications, Inc.            Microwave              WPNH770          2/01/2011

Sygnet Communications, Inc.            Microwave              WPNH774          2/01/2011

Sygnet Communications, Inc.            Microwave              WPNH775          2/01/2011

Sygnet Communications, Inc.            Microwave              WPNH777          2/01/2011

Sygnet Communications, Inc.            Microwave              WHD220           2/01/2011

Sygnet Communications, Inc.            Microwave              WHD221           2/01/2011

Sygnet Communications, Inc.            Microwave              WHF607           2/01/2011

Sygnet Communications, Inc.            Microwave              WHF611           2/01/2011

Sygnet Communications, Inc.            Microwave              WLA974           2/01/2011

Sygnet Communications, Inc.            Microwave              WLA975           2/01/2011

Sygnet Communications, Inc.            Microwave              WLL890           2/01/2011

Sygnet Communications, Inc.            Microwave              WLL936           2/01/2011

Sygnet Communications, Inc.            Microwave              WLN229           2/01/2011

Sygnet Communications, Inc.            Microwave              WLN230           2/01/2011

Sygnet Communications, Inc.            Microwave              WLN231           2/01/2011

Sygnet Communications, Inc.            Microwave               WLN778          2/01/2011

Sygnet Communications, Inc.            Microwave              WLS574           2/01/2011

Sygnet Communications, Inc.            Microwave              WLW476           2/01/2011

Sygnet Communications, Inc.            Microwave              WLW477           2/01/2011

Sygnet Communications, Inc.            Microwave              WMJ410           2/01/2011

Sygnet Communications, Inc.            Microwave              WMJ411           2/01/2011

Sygnet Communications, Inc.            Microwave              WMJ412           2/01/2011

Sygnet Communications, Inc.            Microwave              WMJ415           2/01/2011

Sygnet Communications, Inc.            Microwave              WMJ737           2/01/2011

Sygnet Communications, Inc.            Microwave              WMJ738           2/01/2011

Sygnet Communications, Inc.            Microwave              WMK453           2/01/2011

Sygnet Communications, Inc.            Microwave              WMK454           2/01/2011

Sygnet Communications, Inc.            Microwave              WMK455           2/01/2011

Sygnet Communications, Inc.            Microwave              WMK795           2/01/2011

Sygnet Communications, Inc.            Microwave              WML722           2/01/2011

Sygnet Communications, Inc.            Microwave              WMM464           2/01/2011

Sygnet Communications, Inc.            Microwave              WMM465           2/01/2011

Sygnet Communications, Inc.            Microwave              WMM909           2/01/2011

Sygnet Communications, Inc.            Microwave              WPSJ710          5/23/2011

Sygnet Communications, Inc.            Microwave              WMR258           2/01/2011

Sygnet Communications, Inc.            Microwave              WMR259           2/01/2011

Sygnet Communications, Inc.            Microwave              WMR482           2/01/2011

Sygnet Communications, Inc.            Microwave              WMR485           2/01/2011

Sygnet Communications, Inc.            Microwave              WMR487           2/01/2011

Sygnet Communications, Inc.            Microwave              WMW725           2/01/2011

Sygnet Communications, Inc.            Microwave              WPSI374          5/07/2011

Sygnet Communications, Inc.            Microwave              WPXD859          3/13/2013

Texas RSA 2 Limited Partnership        Cellular               KNKN646          10/1/2010

                                 Schedule 5.1(b)
                              Transaction Documents

1.   Merger Documents

     A. Agreement and Plan of Merger by and between Dobson Cellular Systems, Inc., Dobson/Sygnet Communications Company, Sygnet Wireless, Inc. and Sygnet Communications, Inc. dated October 23, 2003.

     B. Agreement and Plan of Merger by and between DOC Lease Co., L.L.C. and Sygnet Lease Co., L.L.C. dated October 23, 2003.

2. Tender Offer for Dobson/Sygnet Communications Company's 12.25% Senior Notes Due 2008

     A. Dealer Manager and Solicitation Agent Agreement by and between Dobson/Sygnet Communications Company and Lehman Brothers, Inc. dated September 8, 2003.

     B. Offer to Purchase and Consent Solicitation Statement relating to Dobson/Sygnet Communications Company's offer to purchase all of its outstanding 12.25% Senior Notes due 2008.

3. Tender Offer for Dobson Communications Corporation 12.25% Senior Exchangeable Preferred Stock

     A. Dealer Manager Agreement by and between Dobson Communications Corporation and Lehman Brothers, Inc. dated September 8, 2003.

     B. Schedule TO related to Dobson Communications Corporation offer to purchase up to 250,000 shares of its 12.25% Senior Exchangeable Preferred Stock, including the Offer to Purchase related thereto.

4.   Dobson Communications Corporation 8.875% Senior Note Offering

     A. Purchase Agreement dated September 12, 2003 by and between Dobson Communications Corporation and Lehman Brothers, Inc., Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc. and Rabo Securities USA, Inc.

     B. Indenture dated September 26, 2003 by and between Dobson Communications Corporation and Bank of Oklahoma, National Association.

     C. Registration Rights Agreement dated September 26, 2003 by and between Dobson Communications Corporation, Lehman Brothers, Inc., Morgan Stanley & Co., Incorporated and Bear, Stearns & Co., Inc.

     D. Second Amended, Restated and Consolidated Revolving Credit Agreement dated September 26, 2003 by and between Dobson Operating Co., L.L.C. and Lehman Commercial Paper, Inc., Bear Stearns Corporate Lending, Inc. and Morgan Stanley Senior Funding, Inc.

     E. Assignment and Acceptance Agreement dated September 26, 2003 by and between Lehman Commercial Paper, Inc., Bear Stearns Corporate Lending, Inc. and Morgan Stanley Senior Funding, Inc.

     F. Assignment and Release Agreement by and between Bank of America, N.A., Lehman Commercial Paper Inc., Dobson Operating Co., L.L.C. and its Guarantors dated September 26, 2003.

     G. Global Assignment and Acceptance Agreement by and between Lehman Commercial Paper, Inc. and Certain Assignors dated September 26, 2003.

     H. Subordinated Promissory Note between Dobson Operating Co., L.L.C. and Dobson Communications Corporation in the amount of $70,000,000 dated September 26, 2003.

     I. Subordinated Promissory Note between Dobson Cellular Systems, Inc. and Dobson Communications Corporation in the amount of $197,000,000 dated September 26, 2003.

5.   Sygnet Credit Facility Refinancing

     A. Payoff Letter Re: Payment and Satisfaction of Obligations to Bank of America, N.A. and other Lenders executed by Bank of America, N.A. and Sygnet Wireless, Inc. and Sygnet Communications, Inc. on October 23, 2003.

     B. Letter Agreement Re: Payment and Satisfaction of Obligations to Bank of America, N.A. and other Lenders dated October 23, 2003.

6.   Dobson Operating Co., L.L.C. Credit Facility Refinancing

     A. General Release dated October __, 2003, by Lehman Commercial Paper Inc. of Amended, Restated, and Consolidated Pledge, Assignment and Security Agreement dated January 18, 2000 as amended on September 26, 2003.

7.   Loan Documents

     A.   Loan Documents

                                                          Schedule 7.2(d)
                                                       Existing Indebtedness
                      Debtor                                         Description                     Principal Amount
--------------------------------------------------- ----------------------------------------------   ------------------
Dobson Cellular Systems, Inc. (as successor of      12.25% Senior Notes (substantially all to be       $188,500,000
Dobson/Sygnet Communications Company by merger)     paid at closing)

Dobson Cellular Systems, Inc. (as successor of      11.50% Senior Notes                                     $70,000
Sygnet Wireless, Inc. by merger)

Dobson Cellular Systems, Inc. (as successor of      Existing Sygnet Wireless Credit Facility (to     $54,008,299.45
Sygnet Wireless, Inc. by merger)                    be paid at closing)

Dobson Cellular Systems, Inc.                       Promissory Note issued to Dobson                   $197,000,000
                                                    Communications Corporation (to be paid at
                                                    closing)

Dobson Operating Co., L.L.C.                        Promissory Note issued to Dobson                    $70,000,000
                                                    Communications Corporation (to be paid at
                                                    closing)

Dobson Operating Co., L.L.C.                        Existing DOC Credit Facility (to be paid at           Less than
                                                    closing)                                            $30,000,000

Dobson Operating Co., L.L.C.                        Promissory Note issued to Dobson Cellular           $70,000,000
                                                    Systems, Inc.

Dobson Operating Co., L.L.C. (as successor of       Unsecured Loan Agreement issued to Dobson           $63,000,000
Dobson Cellular Operations Company by merger)       Communications Corporation

Borrower and Guarantors                             Various Intercompany receivables incurred in      Various Amounts
                                                    the ordinary course of business

Indebtedness secured by liens listed
on Schedule 4.19(a)-2.

                                 Schedule 7.3(f)
                                 Existing Liens

1.   Liens existing pursuant to the Existing Credit Facilities.

2.   Liens listed on Schedule 4.19(a)-2

                                                            Schedule 8.1
                                                     Limitation on Indebtedness
                             Debtor                                          Description            Principal Amount
------------------------------------------------------------------ -------------------------------- ------------------
Dobson Cellular Systems, Inc. (as successor of Dobson/Sygnet       12.25% Senior Notes                   $188,500,000
Communications Company by merger)                                  (substantially all to be paid
                                                                   at closing)

Dobson Cellular Systems, Inc. (as success of Sygnet Wireless,      11.50% Senior Notes                        $70,000
Inc. by merger)

                                                                   Existing Sygnet Wireless            $54,008,299.45
                                                                   Credit Facility (to be paid at
                                                                   closing)

Dobson Cellular Systems, Inc.                                      Promissory Note issued to             $197,000,000
                                                                   Dobson Communications
                                                                   Corporation (to be paid at
                                                                   closing)

Dobson Operating Co., L.L.C.                                       Promissory Note issued to              $70,000,000
                                                                   Dobson Communications
                                                                   Corporation (to be paid at
                                                                   closing)

                                                                   Existing DOC Credit Facility             Less than
                                                                   (to be paid at closing)                $30,000,000

                                                                   Unsecured Loan Agreement               $63,000,000
                                                                   issued to DCC

                                                                   Promissory Note issued to              $70,000,000
                                                                   Dobson Cellular Systems, Inc.

Dobson Communications Corporation (DCC)                            10 7/8% DCC Bonds                     $300,000,000

                                                                   11 3/4% DCC Bonds                          $20,000

                                                                   121/4% Preferred Stock (approx.        $354,123,000
                                                                   $250,000,000 to be paid at
                                                                   closing)

                                                                   13% Preferred Stock                   $189,701,000

                                                                   Series F Preferred Stock              $122,535,599

                                                                   8 7/8% Senior Notes                   $650,000,000

                                                                   Letter of Credit-CFS Air,               $3,625,673
                                                                   L.L.C.

                                                                   Letter of Credit-General                  $525,000
                                                                   Electric Capital Corporation

                                                                   Letter of Credit-Fifth Third              $100,000
                                                                   Bank

                                                                   Capital Lease-Key Equipment             $1,145,257
                                                                   Corp.

                                                                   Capital Lease-United Capital               $18,561
                                                                   Leasing Corporation

                                                                   Capital Lease-Forum Financial             $110,965
                                                                   Services, Inc.

Borrower and Guarantors                                            Various intercompany                  Various Amounts
                                                                   receivables in the ordinary
                                                                   course of business

                                  Schedule 8.6
                           Parent Affiliate Agreements

1. Payments under the three Equipment Lease Agreements and the three Switch Sharing Agreements between Dobson Operating Co., L.L.C. and American Cellular Corporation, and the one Equipment Lease Agreement between Sygnet Communications, Inc. and American Cellular Corporation, all dated as of January 1, 2003 which provide for the leasing or sharing of certain telecommunications equipment between the parties hereto, including any amendments or modifications thereto; provided, however, that such amendments or modifications may not adversely affect the Parent and its Subsidiaries when compared with the provisions in place immediately prior to the time of such amendment.

2. Office Lease between Dobson Parkway, LLC and the Parent and all amendments thereto.

3. Management Agreement between Dobson Cellular Systems, Inc. and American Cellular Corporation dated August 19, 2003.

4. Obligation of American Cellular Corporation to incur 40% of any outstanding future purchase obligations under the Purchase and License Agreement between Nortel Networks, Inc. and Dobson Communications Corporation, dated as of November 16, 2001.

                                                                       EXHIBIT B


                         FORM OF COMPLIANCE CERTIFICATE


          This Compliance Certificate is delivered pursuant to Section 6.2(b) of the Credit Agreement, dated as of October 23, 2003, as amended, supplemented or modified from time to time (the "Credit Agreement"), among DOBSON CELLULAR SYSTEMS, INC. an Oklahoma corporation (the "Borrower"), DOBSON COMMUNICATIONS CORPORATION, an Oklahoma corporation, DOBSON OPERATING CO. L.L.C., an Oklahoma limited liability company, the Lenders parties thereto, LEHMAN COMMERCIAL PAPER INC., as Administrative Agent, and others party thereto. Terms defined in the Credit Agreement are used herein as therein defined.

          The undersigned hereby certifies to the Arranger, the Agents and the Lenders as follows:

          1. I am the duly elected, qualified and acting [INSERT TITLE OF RESPONSIBLE OFFICER] of the Borrower.

          2. I have reviewed and am familiar with the contents of this Certificate.

          3. I have reviewed the terms of the Credit Agreement and the Loan Documents and have made or caused to be made under my supervision, a review in reasonable detail of the transactions and condition of the Borrower during the accounting period covered by the financial statements attached hereto as Attachment 1 (the "Financial Statements"). Such review did not disclose the existence during or at the end of the accounting period covered by the Financial Statements, and I have no knowledge of the existence, as of the date of this Certificate, of any condition or event which constitutes a Default or Event of Default [, except as set forth below].

          4. Attached hereto as Attachment 2 are the computations showing compliance with the covenants set forth in Section 7.1, 7.2, 7.5, 7.6 and 7.7 of the Credit Agreement.

          5. Since the Closing Date:

               (a) No Loan Party has changed its corporate name, identity or corporate structure;

               (b) No Loan Party has changed its jurisdiction of organization or the location of its chief executive office or its principal place of business; and

               (c)  No Loan Party has acquired any material Intellectual
                    Property;

except, in each case, (i) any of the foregoing that has been previously disclosed in writing to the Administrative Agent and in respect of which the Borrower has delivered to the Administrative Agent all required UCC financing statements and other filings required to maintain the perfection and priority of the Administrative Agent's security interest in the Collateral after giving effect to such event, in each case as required by Section 5.6 of the Guarantee and Collateral Agreement and (ii) any of the foregoing described in Attachment 3 hereto in respect of which the Borrower is delivering to the Administrative Agent herewith all required UCC financing statements and other filings required to maintain the perfection and priority of the Administrative Agent's security interest in the Collateral after giving effect to such event, in each case as required by Section 5.6 of the Guarantee and Collateral Agreement.

          6. Since the Closing Date:

               (a) No Loan Party (other than the Parent) has acquired any Property of the type described in Section 6.10(a) of the Credit Agreement as to which the Administrative Agent does not have a perfected Lien pursuant to the Security Documents;

               (b) No Loan Party (other than the Parent) has acquired any fee interest in any tract (or series of Tracts at the same location) of real property having a value (together with improvements thereof) of at least $3,000,000;

               (c) No Loan Party has formed or acquired any Restricted Subsidiary (and no Foreign Subsidiary that was an Excluded Foreign Subsidiary has ceased to be an Excluded Foreign Subsidiary); and

               (d) No Loan Party has acquired or formed any Excluded Foreign Subsidiary;

except, in each case, (i) any of the foregoing that has been previously disclosed in writing to the Administrative Agent and in respect of which the Borrower has taken all actions required by Section 6.10 of the Credit Agreement with respect thereto and (ii) any of the foregoing described in Attachment 3 hereto in respect of which the Borrower is concurrently herewith taking all actions required by Section 6.10 of the Credit Agreement with respect thereto.

          IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of the date set forth below.


                                   [BORROWER]


                                   By:
                                   Title:


Date:  ____________, 200_

                                                                    Attachment 2
                                                                    to Exhibit B


          The information described herein is as of ______, 200__, and pertains to the period from _________, _ to ________________ __, __.



                        [Set forth Covenant Calculations]

                                                                    Attachment 3
                                                                    to Exhibit B


    Disclosure of Events Pursuant to Section 5.6 of Guarantee and Collateral
               Agreement and Section 6.10 of the Credit Agreement

                                                                       EXHIBIT C


                           FORM OF CLOSING CERTIFICATE

                              [NAME OF LOAN PARTY]


          This Closing Certificate is delivered by the undersigned officers of _________________, a _____________ corporation (the "Corporation"), pursuant to
Section 5.1(j) of the Credit Agreement dated as of October 23, 2003 (the "Credit Agreement"), among the Corporation, as Borrower, Lehman Commercial Paper, Inc., as administrative agent ("Administrative Agent"), certain Lenders party thereto (the "Lenders"), and others. Unless otherwise indicated herein, all terms used herein with initial letter capitalized are used with their meaning as defined in the Credit Agreement. For the Corporation, we certify the following to Administrative Agent and the Lenders:

          1. Representations and Warranties. The representations and warranties of the Corporation set forth in each of the Loan Documents to which it is a party or which are contained in any certificate furnished by or on behalf of the Corporation pursuant to any of the Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof with the same effect as if made on the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

          2. No Default or Event of Default. No Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect to the Loans to be made on the date hereof. [BORROWER ONLY]

          3. Conditions Precedent. The conditions precedent set forth in Section
5.1 of the Credit Agreement were satisfied as of the Closing Date except as set forth on Annex A hereto. [BORROWER ONLY]

          4. Liquidation; Dissolution. There are no liquidation or dissolution proceedings pending or to my knowledge threatened against the Corporation, nor has any other event occurred adversely affecting or threatening the continued corporate existence of the Corporation.

          5. Resolutions. The copy attached hereto as Annex B is an authentic copy of the Corporation's resolutions (relating to the approval of the Credit Agreement and Guaranty and Collateral Agreement to be executed by such Corporation); such resolutions have been duly adopted by the Corporation's directors on _______________ have not been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect and are the only corporate proceedings of the Corporation now in force relating to or affecting the matters referred to herein.

          6. Incumbency. The following individuals are the duly elected, qualified, and acting officers of the Corporation in the positions beside their names. The signatures beside their names are their true and genuine signatures, and each of such officers is duly authorized to execute and deliver on behalf of the Corporation each of the Loan Documents to which it is a party and any certificate (including this Closing Certificate) or other document to be delivered by the Corporation pursuant to the Loan Documents to which it is a party.


      NAME                    TITLE                SPECIMEN SIGNATURE
      ----                    -----                ------------------

---------------------   ----------------    ---------------------------------

---------------------   ----------------    ---------------------------------

---------------------   ----------------    ---------------------------------

          7. Bylaws. The copy attached hereto as Annex C is an authentic copy of the Corporation's bylaws as in effect on the date hereof, and there have been no additional completed or authorized amendments to the Corporation's bylaws.

          8. Charter. The copy attached hereto as Annex D is an authentic copy of the Corporation's charter as in effect on the date hereof, and there have been no additional filed or authorized amendments to the Corporation's charter.

          9. Good Standing. The Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization. The copy attached hereto as Annex E is an authentic copy of the good standing certificate of the Secretary of State of _____________ dated ____________, 2003 and authentic copies of the good standing certificates of all other states in which the Corporation is qualified to do business.

          10. Transaction Documents; Material Agreements; Tax Sharing Agreement. Attached hereto as Annex F are complete and authentic copies of each Transaction Document, each Material Agreement and the Tax Sharing Agreement (including any amendments thereto) which are in full force and effect as of the date hereof. [BORROWER ONLY]



          EXECUTED as of October ___, 2003.


_________________________________          _______________________________
Name:                                      Name:
Title:                                     Title:

                                                                       EXHIBIT D


                          FORM OF AUDITORS' CERTIFICATE



[Date]

The Board of Directors
Dobson Communications Corporation:


We have audited, in accordance with auditing standards generally accepted in the United States of America, the balance sheet of each of Dobson Communications Corporation and Dobson Operating Co. L.L.C. (together, the "Companies") as of _______________________, ____, and the related statements of operations, stockholders' equity (deficit), and cash flows for the year then ended, and have issued our report thereon dated ____________________, ____.

In connection with our audit, nothing came to our attention that caused us to believe that either Company failed to comply with the respective financial covenants applicable to it as set forth in Section 7 of the Credit Agreement, dated October 23, 2003 (the "Credit Agreement"), among Dobson Cellular Systems Inc. as borrower, the Companies, Lehman Commercial Paper Inc. as administrative agent, and the lenders and other parties thereto, insofar as they relate to accounting matters. However, our audit was not directed primarily toward obtaining knowledge of such noncompliance.

This report is intended solely for the information and use of the Board of Directors and management of the Companies and their subsidiaries, Lehman Commercial Paper Inc., as administrative agent, and the lenders party to the Credit Agreement, and is not intended to be and should not be used by anyone other than these specified parties.


                                    KPMG LLP


                                    By:____________________________
                                    Name:
                                    Title

                                                                       EXHIBIT E


                        FORM OF ASSIGNMENT AND ACCEPTANCE


          Reference is made to the Credit Agreement, dated as of October 23, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Dobson Cellular Systems, Inc. (the "Borrower"), Dobson Communications Corporation, Dobson Operating Co. L.L.C., the Lenders parties thereto, Lehman Commercial Paper Inc., as Administrative Agent, and others. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          The Assignor identified on Schedule l hereto (the "Assignor") and the Assignee identified on Schedule l hereto (the "Assignee") agree as follows:

     1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below), the interest described in Schedule 1 hereto (the "Assigned Interest") in and to the Assignor's rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule 1 hereto (individually, an "Assigned Facility"; collectively, the "Assigned Facilities"), in a principal amount for each Assigned Facility as set forth on Schedule 1 hereto.

     2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor is the legal and beneficial owner of, and it has not created any adverse claim upon, the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Subsidiaries or any other obligor or the performance or observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches any Notes held by it evidencing the Assigned Facilities and (i) requests that the Administrative Agent, upon request by the Assignee, exchange the attached Notes for a new Note or Notes payable to the Assignee and (ii) if the Assignor has retained any interest in the Assigned Facility, requests that the Administrative Agent exchange the attached Notes for a new Note or Notes payable to the Assignor, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

     3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section 5.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Agents or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agents to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agents by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to Section 2.20(d) of the Credit Agreement.

     4. The effective date of this Assignment and Acceptance shall be the Effective Date of Assignment described in Schedule 1 hereto (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).

     5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) [to the Assignor for amounts which have accrued to the Effective Date and to the Assignee for amounts which have accrued subsequent to the Effective Date] [to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.]

     6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

     7. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

                                   Schedule 1
                          to Assignment and Acceptance

Name of Assignor: _______________________

Name of Assignee: _______________________

Effective Date of Assignment: _________________




     Credit               Principal            [Revolving Credit Percentage
Facility Assigned      Amount Assigned                  Assigned]*

                          $-------                       ---.---%






[Name of Assignor]                          [Name of Assignee]


By:                                         By:
Title:                                      Title:



Accepted:                                   Consented To:

LEHMAN COMMERCIAL PAPER, INC, as            [DOBSON CELLULAR SYSTEMS, INC.]
Administrative Agent

By:                                         By:
Title:                                      Title:


                                            [LEHMAN COMMERCIAL PAPER, INC, as
                                            Administrative Agent]


                                            By: ]
                                            Title:


                                            [NATIONAL CITY BANK]


                                            By:
                                            Title:


                                            [LEHMAN COMMERCIAL PAPER, INC]


                                            By:
                                            Title:

---------------
* Calculate the Commitment Percentage that is assigned to at least 15 decimal places and show as a percentage of the aggregate commitments of all Lenders.

                                                                     EXHIBIT F-1


                     FORM OF LEGAL OPINION OF MCAFEE & TAFT


                                October 23, 2003




Lehman Commercial Paper Inc., as Administrative Agent
Each Lender a party to the Credit Agreement referred to below

          Re: Credit Agreement for Dobson Cellular Systems, Inc.

Ladies and Gentlemen:

          We have acted as counsel to Dobson Cellular Systems, Inc. ("Borrower"), Dobson Communications Corporation ("Parent"), Dobson Operating Co., L.L.C. ("DOC"), DOC Lease Co., LLC ("Lease Co."), Michigan RSA Sub LLC ("Michigan") and Maryland RSA 2, LLC ("Maryland") (collectively with Borrower, the "Companies") in connection with (i) the Credit Agreement, dated as of October 23, 2003 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among Borrower, Parent, DOC, the several Lenders from time to time parties thereto ("Lenders"), Lehman Brothers Inc. and Bear, Stearns & Co. Inc., as Joint Lead Arrangers and Joint Book Runners, Bear Stearns Corporate Lending Inc., as Syndication Agent, Morgan Stanley Senior Funding, Inc., as Co-Arranger and Documentation Agent, and Lehman Commercial Paper Inc., as Administrative Agent, and (ii) the Merger (as defined in the Credit Agreement).

          This opinion is delivered pursuant to Section 5.1(k)(i) of the Credit Agreement. Except as otherwise defined herein, each capitalized term used herein has the meaning given to such term in the Credit Agreement.

          In arriving at the opinions expressed below, we have examined such corporate documents and records of the Companies, certificates of public officials and of officers of the Companies, other documents, and matters of law as we deemed necessary or appropriate, including, without limitation, originals or copies of (a) the Credit Agreement and (b) the Guarantee and Collateral Agreement and each other Security Document executed by Borrower and the Companies (all of the foregoing are collectively, the "Transaction Documents"); additionally, we have examined the Agreement and Plan of Merger dated as of October 23, 2003, by and among Borrower, Dobson/Sygnet Communications Company, Sygnet Wireless, Inc. and Sygnet Communications, Inc. (the "Sygnet Merger Agreement"), as well as the Agreement and Plan of Merger dated as of October 23, 2003, by and between Lease Co. and Sygnet Lease Co., L.L.C. (the "Lease Merger Agreement," and with the Sygnet Merger Agreement, the "Merger Agreements"), and certificates reflecting the transactions described in the Merger Agreements prepared for filing in appropriate state offices (the "Reorganization Documents").

          Based upon the foregoing, we are of the opinion that:

          1. The Borrower (a) is a corporation validly existing and in good standing under the laws of Oklahoma, (b) is duly qualified to transact business as a foreign corporation in each other state identified on Annex A, (c) possesses all requisite authority and power to execute, deliver, and comply with the terms of each of the Transaction Documents and the Reorganization Documents to which it is a party, which have been duly authorized and approved by all necessary corporate action and for which no approval or consent of any Person or Governmental Authority is required which has not been obtained, and (d) is the successor by merger with Dobson/Sygnet Communications Company, Sygnet Wireless, Inc. and Sygnet Communications, Inc. Parent (a) is a corporation validly existing and in good standing under the laws of the State of Oklahoma, and (b) possesses all requisite corporate authority and power to execute, deliver, and comply with the terms of each of the Transaction Documents and the Reorganization Documents to which it is a party, which have been duly authorized and approved by all necessary corporate action and for which no approval or consent of any Person or Governmental Authority is required which has not been obtained. Each of DOC and Lease Co. (a) is a limited liability company validly existing and in good standing under the laws of the State of Oklahoma, (b) possesses all requisite authority and power to execute, deliver, and comply with the terms of each of the Transaction Documents and the Reorganization Documents to which it is a party, which have been duly authorized and approved by all necessary limited liability company action and for which no approval or consent of any Person or Governmental Authority is required which has not been obtained, and (c) in the case of Lease Co., is the successor by merger with Sygnet Lease Co., LLC. Each of Michigan and Maryland (a) is a limited liability company validly existing and in good standing under the laws of the State of Delaware, and (b) possesses all requisite authority and power to execute, deliver, and comply with the terms of each of the Transaction Documents to which it is a party, which have been duly authorized and approved by all necessary limited liability company action and for which no approval or consent of any Person or Governmental Authority is required which has not been obtained.

          2. The execution, delivery and performance of each Transaction Document and each Reorganization Document to which each Company is a party are within its corporate or limited liability company power (as applicable) and have been duly authorized by all necessary corporate or other action of each Company. Each Company has duly executed and delivered each Transaction Document and each Reorganization Document to which it is a party.

          3. The execution, delivery, and performance of and compliance with the terms of the Transaction Documents and the Reorganization Documents will not cause the Borrower or Parent to be in violation of their respective Certificates of Incorporation or Bylaws. The execution, delivery, and performance of and compliance with the terms of the Transaction Documents and the Reorganization Documents will not cause any Company that is a limited liability company to be in violation of its respective Operating Agreement or Articles of Organization.

          4. Following the incurrence of Indebtedness under and consummation of all transactions described in the Transaction Documents and the Reorganization Documents, Parent will not be in violation of the Certificates of Designation relating to the respective issues of the Parent Preferred Stock or of the Indentures and other agreements governing the Parent Notes.

          5. The execution, delivery, and performance of and compliance with the terms of the Transaction Documents and the Reorganization Documents will not cause any Company to be in violation of any Requirement of Law other than such violations which will not, individually or collectively, result in a Material Adverse Effect.

          6. The execution, delivery, and performance of and compliance with the terms of the Transaction Documents and the Reorganization Documents will not cause any Company to be in default under any of the Material Agreements described on Schedule 4.23 to the Credit Agreement or the Indentures and other agreements governing the Existing Dobson/Sygnet Senior Notes.

          7. To our knowledge there is no alleged violation by any Company of any applicable Requirement of Law, federal, state, and local (including without limitation, Environmental Laws and those statutes administered by each state public utility commission that, on the date of this opinion, exercises jurisdiction over the Companies (collectively, the "Local Authorities")), which, if determined adversely, would be material to the conduct of its business and operations. Except as have been obtained or are otherwise described on Schedule
4.4 to the Credit Agreement, no authorization, consent, approval, waiver, licenses, or formal exemptions from, nor any filing, declaration, or registration with, any Governmental Authority or non-governmental entity, under the terms of the contracts or under any Requirement of Law, is required by reason of or in connection with the execution, delivery, and performance of the Transaction Documents and the Reorganization Documents. To our knowledge, the consummations of the Merger, the termination of the Existing Credit Facilities, the tender offer for the Existing Dobson/Sygnet Notes and the transactions contemplated by the Transaction Documents in the manner therein contemplated are not restrained by any decree, judgment, ruling or injunction.

          8. Except for matters described on Schedule 4.6 to the Credit Agreement, to our knowledge, there is no pending litigation against any Company that, if determined adversely to such Company, would be material to the conduct of its business or operations.

          9. Assuming that, for the purposes of this paragraph 9, the laws of the State of New York are the same as the laws of the State of Oklahoma in all material respects, (a) the Transaction Documents constitute the legal, valid and binding obligations of each Company which is a party thereto, enforceable against such Companies in accordance with their respective terms, and (b) the Guarantee and Collateral Agreement creates, as security for the Obligations, a security interest in the Collateral described therein, to the extent the Collateral consists of assets in which a security interest may be created in accordance with Article 9 of the Uniform Commercial Code in effect in the State of Oklahoma (the "Uniform Commercial Code"), in favor of the Administrative Agent for the benefit of the Secured Parties.

          10. The Persons pledging to Administrative Agent, for the benefit of Lenders, any of the Pledged Stock (as defined in the Guarantee and Collateral Agreement) are the record owners thereof, free and clear of any restrictions or, to our knowledge, any encumbrances other than exist pursuant to the Existing Credit Facilities or otherwise set forth in the partnership agreements of the Cellular Partnerships or the operating agreement of DOC. The Pledged Stock includes 100% of the capital stock in Borrower, and 100% of the membership interests in DOC, Lease Co., Michigan and Maryland.

          11. (a) The financing statements with respect to the Security Documents each in the form reviewed by us and naming as debtor any of the Companies other than Michigan or Maryland (the "Oklahoma Financing Statements") are in sufficient form for recordation under the Uniform Commercial Code. When the Oklahoma Financing Statements have been filed and recorded with the County Clerk of Oklahoma County, Oklahoma, and, with respect to transmitting utility filings, the Secretary of State of Oklahoma, as referred to therein, no further action, including any filing or recording of any document, is necessary in order to establish and perfect Administrative Agent's security interests created by the Security Documents in the assets described in the Oklahoma Financing Statements (other than (a) commercial tort claims, which must be specifically described in a financing statement, and (b) fixtures and other interests in real estate), to the extent the same may be perfected by the filing of financing statements under the applicable laws of Oklahoma. No further action is required under Oklahoma law in order to maintain the perfection of such security interests other than the periodic filing of continuation statements with respect to financing statements filed under the Uniform Commercial Code.

               (b) The financing statements with respect to the Security Documents each in the form reviewed by us and naming Michigan or Maryland as debtor (the "Delaware Financing Statements") are in sufficient form for recordation under the Delaware Uniform Commercial Code. When the Delaware Financing Statements have been filed and recorded with the Secretary of State of Delaware, as referred to therein, no further action, including any filing or recording of any document, is necessary in order to establish and perfect Administrative Agent's security interests created by the Security Documents in the assets described in the Delaware Financing Statements (other than (a) commercial tort claims, which must be specifically described in a financing statement, and (b) fixtures and other interests in real estate), to the extent the same may be perfected by the filing of financing statements under the applicable laws of Delaware. No further action is required under Delaware law in order to maintain the perfection of such security interests other than the periodic filing of continuation statements with respect to financing statements filed under the Delaware Uniform Commercial Code.

               (c) Assuming delivery to the Administrative Agent in the State of New York of all certificates that represent the Pledged Stock issued by corporate entities (together with stock powers executed in blank), the Pledged Notes and Chattel Paper, the security interest of the Administrative Agent therein is perfected in accordance with the applicable provisions of the Uniform Commercial Code.

               (d) Upon the execution and delivery of each control agreement substantially in the form of Annex III to the Guarantee and Collateral Agreement by each applicable Company, the Administrative Agent and each bank a party thereto, the security interest created in the deposit account described in such control agreements in favor of the Administrative Agent is perfected in accordance with Article 9 of the Uniform Commercial Code.

          12. The Reorganization Documents have been duly executed and delivered by all parties thereto, and constitute the valid and legally binding obligations of such parties, enforceable in accordance with their terms, except as the enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in an action in law or proceeding in equity, and except that the remedies available with respect thereto may be subject to general principles of equity (regardless of whether such remedies are sought in a proceeding in equity or at law). The Reorganization has been consummated in accordance with the Reorganization Documents and applicable law.

          13. None of the Companies is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          The foregoing opinions are subject to the following qualifications, assumptions and exceptions:

               (a) Our opinions are limited to matters governed by laws of the State of Oklahoma and applicable federal law. We express no opinion on matters governed by the laws of other states. In particular, although we have assumed for the purposes of the opinions in paragraphs 9, 11(c) and 11(d) that the laws of the State of New York are substantially the same as the laws of the State of Oklahoma, and that for purposes of the opinions in paragraphs 11(b) that the laws of the State of Delaware are substantially the same as the laws of the State of Oklahoma, we express no opinion as to the laws of the State of New York or the laws of the State of Delaware. Our opinions in paragraph 1 above are based solely on our review of the organizational documents of such Companies and certificates of good standing issued by the Secretaries of State of Oklahoma and Delaware. Our opinions as to the qualification and good standing of the entities described in paragraph 1 and the consummation of the Reorganization are based on the certificates of the Secretaries of State of the applicable jurisdictions or, in some cases, confirmation of certain filings with such Secretaries of State by CT Corporation. Further, we express no opinion as to certain regulatory matters, as such matters are addressed in the separate opinion of this date issued to you by Wilkinson, Barker, Knauer & Quinn.

               (b) We express no opinion on title to or the relative priority of liens or encumbrances on any property described in the Transaction Documents.

               (c) The Credit Agreement and other Transaction Documents provide that they will be governed by and construed in accordance with the substantive laws of the State of New York. For purposes of our opinion, we have assumed, with your consent, that the Credit Agreement and other Transaction Documents will be governed by the laws of the State of Oklahoma, notwithstanding their express terms. We express no opinion about what law will actually govern the Credit Agreement.

               (d) The enforceability of obligations under any of the Transaction Documents is subject to (i) bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in an action in law or proceeding in equity; (ii) the requirement under the Uniform Commercial Code that a secured party exercise its rights in a commercially reasonable manner, (iii) public policy considerations which may limit the right to obtain certain remedies and to indemnification; (iv) fraudulent transfer and conveyance laws; and (v) applicable limitations on creation of encumbrances on, and transfers of, licenses. Moreover, a court may fail or refuse to enforce provisions of agreements or documents if the enforcement thereof is based upon defaults or breaches which are immaterial to the ultimate performance contemplated thereby. No opinion is expressed as to the legality, validity, or enforceability of any waiver of the right to receive notice, any waiver of any legal or equitable defense, any waiver of equity, redemption, stay or appraisal, any waiver of the availability of specific performance, injunctive relief or other equitable remedies, or any other waiver, including, without limitation, any waiver as to trial by jury. Finally, certain provisions of the Transaction Documents may be unenforceable or their enforceability limited, but such unenforceability or limitation on enforceability will not impair the practical realization of the rights of the Lenders under the Transaction Documents.

               (e) Our opinion in paragraph 10 as to the Pledged Stock is based solely on our review of the corporate stock records and other records reflecting their equity ownership provided by the Companies and certificates of officers of such entities.

               (f) The laws of various states require filings (in addition to the periodic filing of continuation statements with respect to financing statements filed under the Uniform Commercial Code) to perfect mortgages or security interests in the assets of public transmission companies and similarly designated entities (a "Transmitting Utility"). We express no opinion as to whether any of the Companies constitute a Transmitting Utility, and if so, whether such Companies would be subject to such laws or the procedures or forms required by the several states to comply with such laws.

               (g) We have assumed the authenticity of all documents submitted to us as originals, the conformity with the originals of all documents submitted to us as copies and the genuineness of all signatures on documents we have reviewed.

          This opinion is addressed to you solely for your use in connection with the transactions contemplated by the Transaction Documents, and no person other than Administrative Agent, each Lender, each assignee that hereafter becomes a Lender as permitted by the Credit Agreement, is entitled to rely hereon without our prior written consent. This opinion is given as of the date hereof, and we have no obligation to revise or update this opinion subsequent to the date hereof or to advise you or any other person of any matter subsequent to the date hereof which would cause us to modify this opinion in whole or in part.

                                  Very truly yours,

                                     ANNEX A

                        TO OPINION OF COUNSEL OF BORROWER



                                 JURISDICTION OF                  FOREIGN
     COMPANY                      ORGANIZATION                QUALIFICATIONS
     -------                      ------------                --------------

Corporations:

  Dobson Communications
    Corporation                        OK

  Dobson Cellular Systems, Inc.        OK              TX,  OH,  MD, PA, WV, AZ,
                                                       KS, MO, AK, KY, NY, MI,
                                                       WI, MN

Limited Liability Companies:

  Dobson Operating Co., L.L.C.         OK

  DOC Lease Co., L.L.C.                OK

  Michigan RSA Sub LLC                 DE

  Maryland RSA 2, LLC                  DE

                                                                     EXHIBIT F-2


              FORM OF LEGAL OPINION OF WILKINSON BARKER KNAUER, LLP



                                October 23, 2003

Lehman Commercial Paper Inc.
As Administrative Agent
745 Seventh Avenue, 19th Floor
New York, New York 10019

The Lenders described below


     Re: Credit Agreement dated as of October 23, 2003, among Dobson Cellular Systems, Inc. as Borrower, Dobson Communications Corporation, Dobson Operating Co. L.L.C., Lehman Commercial Paper Inc. as Administrative Agent, Lehman Brothers Inc. and Bear, Stearns & Co. Inc. as Joint Lead Arrangers and Joint Book Runners, Bear Stearns Corporate Lending Inc. as Syndication Agent, Morgan Stanley Senior Funding, Inc. as Co-Arranger and Documentation Agent, and the Lenders party thereto

Dear Ladies and Gentlemen

     Wilkinson Barker Knauer, LLP (the "Firm") has acted as special regulatory counsel to Dobson Cellular Systems, Inc. (the "Borrower"), Dobson Communications Corporation ("Parent"), Dobson Operating Co. L.L.C. ("DOC"), and certain of their respective subsidiaries (the "Subsidiaries") (collectively the "Loan Parties") in connection with (a) the Credit Agreement dated as of October 23, 2003, among the Loan Parties and Lehman Commercial Paper Inc. as Administrative Agent, Lehman Brothers Inc. and Bear, Stearns & Co. Inc. as Joint Lead Arrangers and Joint Book Runners, Bear Stearns Corporate Lending Inc. as Syndication Agent, Morgan Stanley Senior Funding, Inc. as Co-Arranger and Documentation Agent, and the Lenders party thereto (collectively, the "Lender Parties") (the "Credit Agreement"), and (b) the Guarantee and Collateral Agreement dated as of October 23, 2003, among the Loan Parties and the Administrative Agent (the "Guarantee and Collateral Agreement" and, together with the Credit Agreement, the "Loan Documents").

     This opinion is being delivered to you on the Closing Date pursuant to
Section 5.1(k) (ii) of the Credit Agreement. Capitalized terms used herein which are not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

     Our opinion is limited to the provisions of the Communications Act of 1934 as amended, 47 U.S.C. ss. 151 et seq., (the "Act") and all relevant rules, regulations and published policies of the Federal Communications Commission ("FCC") (collectively, with the Act, hereafter the "Communications Laws"), and all relevant rules, regulations, and published policies of and laws administered by any state public utility commissions having jurisdiction over the Loan Parties ("Applicable PUC") (the "PUC Laws"), and we express no opinion and assume no responsibility as to the applicability of any other laws.

     This opinion is based upon our examination of (i) the Communications Laws and the PUC Laws, (ii) the records and files of the Loan Parties that have been made available to us on or before the date hereof, and (iii) the Loan Documents. As to any facts material to these opinions which we did not establish by relying upon such examination, we have relied upon statements, representations and/or certificates of the Loan Parties and/or their officers, directors, principals, trustees or agents in the Credit Agreement or the other Loan Documents, or made directly for our benefit in the preparation of this opinion, as well as upon representations made to us by state PUC officials. No other investigation has been undertaken in connection with this opinion, and in particular, we have made no independent audit of any of the businesses or operations of the Loan Parties. To the extent that certain factual matters are stated "to our knowledge," or a similar phrase, it is intended to indicate that those attorneys in this firm who have rendered legal services to any of the Loan Parties on a regular basis do not have current actual knowledge of the inaccuracy of such statement. However, except as otherwise expressly indicated, we have not undertaken any independent investigation to determine the accuracy of any such statement, and no inference that we have any knowledge of any matters pertaining to such statement should be drawn from our representation of the Loan Parties.

     With respect to our review of the Loan Documents, we reviewed drafts of the Loan Documents that have been represented to us as closely conforming in all material respects to the Loan Documents as executed. We have assumed the genuineness of signatures of all persons signing any documents, the authority of all persons signing any document on behalf of parties thereto, the authority of all public officials and governmental authorities, the authenticity of all documents submitted to us as originals, the conformity to authentic originals of all documents submitted to us as copies, and the correctness of public files, records and certificates of, or furnished by, governmental or regulatory agencies or authorities.

     Determinations as to the de facto control of an FCC licensee are made by the FCC on a case-by-case basis. Our opinion assumes that the covenants and conditions contained in the Loan Documents will be exercised and/or enforced in a commercially reasonable manner.

     Members of our firm are admitted to the bar of the District of Columbia. While members of the Firm are admitted to the bars of other states in which any of the Loan Parties may be operating, we hold no opinions with respect to the laws in those states that are implicated, if any, by the transactions herein. With respect to the PUC Laws examined for purposes of rendering this opinion, we do not purport to render opinions as members of the particular state bars; instead, our opinions are based solely upon our examination of the PUC Laws and discussions with state PUC officials. Further, we express no opinion as to any other federal laws or the laws or rules of any other jurisdiction, state, county or municipality, except, as applicable, the Communications Laws and the PUC Laws.

     In rendering this opinion, we have undertaken no independent review to determine whether the Loan Parties are in good standing under the laws of any states where they conduct or are authorized to do business. We have relied solely upon the information described explicitly above, and on no other information. We disclaim any responsibility or duty to investigate, ascertain or report on any document, matter, condition or proceeding which is outside the scope of our review described in this letter, or which may develop subsequent to the date of this letter, including any amendments or revisions to the Loan Documents made after the date hereof. This disclaimer includes, but is not limited to, judicial proceedings involving other parties (such as antitrust proceedings in the communications industry), legislative proceedings, rulemaking proceedings before the FCC, any Applicable PUC or other agencies, and official or informal proceedings which are not a matter of written public record (such as investigations, confidential deliberations, and the like). If we subsequently become aware of any change in the information in this letter, we disclaim any duty or responsibility to bring it to your attention or to the attention of your counsel.

     Based upon and subject to the foregoing, we are of the opinion that:

     1. The FCC Licenses set forth on Schedule 4.25 to the Credit Agreement (the "FCC Licenses") were validly issued to the Borrower and its Subsidiaries, are in full force and effect, and constitute in all material respects, together with any PUC Authorizations issued to them, all of the Authorizations from any Communications Regulatory Authority necessary for the operation of DOC's and its Subsidiaries' business in the same manner as it is, to the best of our knowledge, presently conducted.

     2. The execution, delivery and performance by each Loan Party of the Loan Documents, the granting of liens thereunder and the consummation of the Merger
(a) will not result in a violation of the Communications Laws or any PUC Laws and (b) will not cause any revocation, suspension, materially adverse modification, non-renewal or termination of any FCC License.

     3. No consent or authorization of, filing with, notice to or other act by or in respect of, the FCC or any Applicable PUC is required in connection with the execution and delivery of the Loan Documents, the granting of security interests thereunder, and the consummation of the transactions contemplated thereby, except for (i) such filings, notices, consents or approvals which have been made or obtained on or prior to the Closing Date, or which (in the case of any other notices, filings, consents or approvals which may be required to be filed with or obtained from any Applicable PUCs), if not made or obtained, would not materially adversely affect the ability of the Loan Parties to operate any of the Systems or the enforceability of the Loan Documents against the Loan Parties, and (ii) notifications to the FCC and certain Applicable PUCs with respect to the Merger which are permitted to be made after the Closing Date.

     4. To the best of our knowledge, the Parent, DOC and its Subsidiaries have made all material filings which are required to be filed by it under the Communications Laws and are in all material respects in substantial compliance with the Communications Laws relating to the operation of each System.

     5. To the best of our knowledge, each of DOC and its Subsidiaries have taken all material actions and performed all of their material obligations that are necessary to maintain each FCC License without adverse modification or impairment and no event has occurred which (i) results in, or after notice or lapse of time or both would result in, any revocation, suspension, materially adverse modification, non-renewal or termination, material impairment of value of, or any materially adverse order of forfeiture with respect to, any FCC License or (ii) materially and adversely affects or in the future may materially adversely affect any of the rights of DOC or any Subsidiary thereof with respect to any FCC License.

     6. To the best of our knowledge, (i) no Loan Party is the subject of any investigation, notice of apparent liability, violation, forfeiture or other order or complaint issued by or before any court or regulatory body, including the FCC, or of any other proceedings (other than proceedings relating to the wireless industry generally) which could threaten or adversely affect the validity or continued effectiveness of such Loan Parties' FCC Licenses, and (ii) there is no reason to believe (other than there being no legal assurance thereof) that any FCC License will not be renewed in the ordinary course.

     In rendering the opinions in this letter, we are engaged in acting solely as counsel for the Loan Parties, and we are not engaged or acting as counsel for the Administrative Agent or for any of the Lender Parties or any other person or entity. This opinion letter is provided to the Administrative Agent, its counsel, and each Lender and their respective assignees or other transferees, by us in our capacity as federal communications regulatory counsel to the Loan Parties and can be relied upon, on a confidential basis, in connection with the transactions contemplated by the Credit Agreement solely by such persons and by Lender Parties under the Credit Agreement. This opinion may not be relied upon by any other person or for any other purpose except with the prior written consent of the undersigned. This letter is provided to you on the condition that its contents are not disclosed to any other person or entity, except as stated in this paragraph. This opinion is not to be quoted in whole or in part or otherwise referred to in any document except as directly a part of and related to the transactions contemplated under the Credit Agreement and, except as required by applicable law, it is not to be filed with any governmental authority or any other entity or person whatsoever.

                                   Sincerely,



                                   WILKINSON BARKER KNAUER, LLP

                                                                    EXHIBIT G-1


                                FORM OF TERM NOTE


THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$____________                                                New York, New York
                                                             ________ __, 200___

     FOR VALUE RECEIVED, the undersigned, ____________________, a __________
corporation (the "Borrower"), hereby unconditionally promises to pay to ________(the "Lender") or its registered assigns at the Payment Office specified in the Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, the principal amount of (a) ____________DOLLARS ($____), or, if less, (b) the unpaid principal amount of the Term Loan made by the Lender pursuant to Section 2.1 of the Credit Agreement. The principal amount shall be paid in the amounts and on the dates specified in
Section 2.3 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.15 of the Credit Agreement.

     The holder of this Note is authorized to indorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of the Term Loan and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such indorsement shall constitute prima facie evidence of the accuracy of the information indorsed. The failure to make any such indorsement or any error in any such indorsement shall not affect the obligations of the Borrower in respect of the Term Loan.

     This Note (a) is one of the Term Notes referred to in the Credit Agreement dated as of October 23, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Dobson Communications Corporation, Dobson Operating Co. L.L.C., the Lender, the other Lenders parties thereto, Lehman Commercial Paper Inc., as Administrative Agent, and others, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

     Upon the occurrence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, indorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 11.6 OF THE CREDIT AGREEMENT.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                                     [Borrower]


                                                     By:
                                                          Name:
                                                          Title:

                                                                Schedule A
                                                                to Term Note

                                        LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE LOANS
                                                   Amount of Principal                          Unpaid Principal
                                   Amount                  of            Amount of Base Rate        Balance
           Amount of Base       Converted to        Base Rate Loans      Loans Converted to      of Base Rate
   Date      Rate Loans       Base Rate Loans            Repaid           Eurodollar Loans           Loans         Notation Made By
--------- ----------------- --------------------- --------------------- ---------------------- ------------------ ------------------
--------- ----------------- --------------------- --------------------- ---------------------- ------------------ ------------------
--------- ----------------- --------------------- --------------------- ---------------------- ------------------ ------------------
--------- ----------------- --------------------- --------------------- ---------------------- ------------------ ------------------
--------- ----------------- --------------------- --------------------- ---------------------- ------------------ ------------------
--------- ----------------- --------------------- --------------------- ---------------------- ------------------ ------------------
--------- ----------------- --------------------- --------------------- ---------------------- ------------------ ------------------
--------- ----------------- --------------------- --------------------- ---------------------- ------------------ ------------------
--------- ----------------- --------------------- --------------------- ---------------------- ------------------ ------------------
--------- ----------------- --------------------- --------------------- ---------------------- ------------------ ------------------
--------- ----------------- --------------------- --------------------- ---------------------- ------------------ ------------------
--------- ----------------- --------------------- --------------------- ---------------------- ------------------ ------------------
--------- ----------------- --------------------- --------------------- ---------------------- ------------------ ------------------
--------- ----------------- --------------------- --------------------- ---------------------- ------------------ ------------------
--------- ----------------- --------------------- --------------------- ---------------------- ------------------ ------------------
--------- ----------------- --------------------- --------------------- ---------------------- ------------------ ------------------
--------- ----------------- --------------------- --------------------- ---------------------- ------------------ ------------------
--------- ----------------- --------------------- --------------------- ---------------------- ------------------ ------------------
--------- ----------------- --------------------- --------------------- ---------------------- ------------------ ------------------
--------- ----------------- --------------------- --------------------- ---------------------- ------------------ ------------------
--------- ----------------- --------------------- --------------------- ---------------------- ------------------ ------------------
--------- ----------------- --------------------- --------------------- ---------------------- ------------------ ------------------
--------- ----------------- --------------------- --------------------- ---------------------- ------------------ ------------------
========= ================= ===================== ===================== ====================== ================== ==================

                                                                     Schedule B
                                                                   to Term Note

                                LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS
                                              Interest Period                         Amount of
                                                    and             Amount of         Eurodollar     Unpaid Principal
             Amount of           Amount       Eurodollar Rate     Principal of     Loans Converted      Balance of
             Eurodollar       Converted to          with        Eurodollar Loans          to            Eurodollar         Notation
   Date        Loans        Eurodollar Loans  Respect Thereto        Repaid        Base Rate Loans         Loans           Made By
--------- ----------------- ----------------- ----------------- ------------------ ----------------- ------------------ ------------
--------- ----------------- ----------------- ----------------- ------------------ ----------------- ------------------ ------------
--------- ----------------- ----------------- ----------------- ------------------ ----------------- ------------------ ------------
--------- ----------------- ----------------- ----------------- ------------------ ----------------- ------------------ ------------
--------- ----------------- ----------------- ----------------- ------------------ ----------------- ------------------ ------------
--------- ----------------- ----------------- ----------------- ------------------ ----------------- ------------------ ------------
--------- ----------------- ----------------- ----------------- ------------------ ----------------- ------------------ ------------
--------- ----------------- ----------------- ----------------- ------------------ ----------------- ------------------ ------------
--------- ----------------- ----------------- ----------------- ------------------ ----------------- ------------------ ------------
--------- ----------------- ----------------- ----------------- ------------------ ----------------- ------------------ ------------
--------- ----------------- ----------------- ----------------- ------------------ ----------------- ------------------ ------------
--------- ----------------- ----------------- ----------------- ------------------ ----------------- ------------------ ------------
--------- ----------------- ----------------- ----------------- ------------------ ----------------- ------------------ ------------
--------- ----------------- ----------------- ----------------- ------------------ ----------------- ------------------ ------------
--------- ----------------- ----------------- ----------------- ------------------ ----------------- ------------------ ------------
--------- ----------------- ----------------- ----------------- ------------------ ----------------- ------------------ ------------
========= ================= ================= ================= ================== ================= ================== ============

                                                                    EXHIBIT G-2


                                           FORM OF REVOLVING CREDIT NOTE


THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$____________                                                 New York, New York
                                                             __________ __, 200_

     FOR VALUE RECEIVED, the undersigned, ____________________, a __________
corporation (the "Borrower"), hereby unconditionally promises to pay to ____________________ (the "Lender") or its registered assigns at the Payment Office specified in the Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, on the Revolving Credit Termination Date the principal amount of (a) ________DOLLARS ($_____), or, if less, (b) the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to Section 2.4 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such Payment Office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.15 of the Credit Agreement.

     The holder of this Note is authorized to indorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Revolving Credit Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such indorsement shall constitute prima facie evidence of the accuracy of the information indorsed. The failure to make any such indorsement or any error in any such indorsement shall not affect the obligations of the Borrower in respect of any Revolving Credit Loan.

     This Note (a) is one of the Revolving Credit Notes referred to in the Credit Agreement dated as of October 23, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Dobson Communications Corporation, Dobson Operating Co. L.L.C., the Lender, the other Lenders parties thereto, Lehman Commercial Paper Inc., as Administrative Agent, and others, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

     Upon the occurrence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, indorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 11.6 OF THE CREDIT AGREEMENT.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                                     [Borrower]


                                                     By:
                                                          Name:
                                                          Title:

                                                                     Schedule A
                                                        to Revolving Credit Note

                                  LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE LOANS
                                                                  Amount of Base
                               Amount        Amount of Principal   Rate Loans      Unpaid Principal
             Amount of Base  Converted to          of Base        Converted to      Balance of
      Date    Rate Loans     Base Rate Loans   Rate Loans Repaid  Eurodollar Loans Base Rate Loans   Notation Made By
------------ -------------- --------------- -------------------- ----------------- ---------------- -------------------
------------ -------------- --------------- -------------------- ----------------- ---------------- -------------------
------------ -------------- --------------- -------------------- ----------------- ---------------- -------------------
------------ -------------- --------------- -------------------- ----------------- ---------------- -------------------
------------ -------------- --------------- -------------------- ----------------- ---------------- -------------------
------------ -------------- --------------- -------------------- ----------------- ---------------- -------------------
------------ -------------- --------------- -------------------- ----------------- ---------------- -------------------
------------ -------------- --------------- -------------------- ----------------- ---------------- -------------------
------------ -------------- --------------- -------------------- ----------------- ---------------- -------------------
------------ -------------- --------------- -------------------- ----------------- ---------------- -------------------
------------ -------------- --------------- -------------------- ----------------- ---------------- -------------------
------------ -------------- --------------- -------------------- ----------------- ---------------- -------------------
------------ -------------- --------------- -------------------- ----------------- ---------------- -------------------
------------ -------------- --------------- -------------------- ----------------- ---------------- -------------------
------------ -------------- --------------- -------------------- ----------------- ---------------- -------------------
------------ -------------- --------------- -------------------- ----------------- ---------------- -------------------
------------ -------------- --------------- -------------------- ----------------- ---------------- -------------------
------------ -------------- --------------- -------------------- ----------------- ---------------- -------------------
------------ -------------- --------------- -------------------- ----------------- ---------------- -------------------
------------ -------------- --------------- -------------------- ----------------- ---------------- -------------------
------------ -------------- --------------- -------------------- ----------------- ---------------- -------------------
------------ -------------- --------------- -------------------- ----------------- ---------------- -------------------
------------ -------------- --------------- -------------------- ----------------- ---------------- -------------------
------------ -------------- --------------- -------------------- ----------------- ---------------- -------------------
------------ -------------- --------------- -------------------- ----------------- ---------------- -------------------
============ ============== =============== ==================== ================= ================ ===================

                                                                     Schedule B
                                                        to Revolving Credit Note

                                LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS
                                                               Amount of
           Amount of      Amount     Interest Period and      Principal of    Amount of Eurodollar     Unpaid Principal
          Eurodollar   Converted to  Eurodollar Rate with   Eurodollar Loans   Loans Converted to   Balance of Eurodollar  Notation
     Date    Loans   Eurodollar Loans   Respect Thereto          Repaid          Base Rate Loans             Loans         Made By
--------- ---------- --------------- ---------------------- ----------------- -------------------- ---------------------- ----------
--------- ---------- --------------- ---------------------- ----------------- -------------------- ---------------------- ----------
--------- ---------- --------------- ---------------------- ----------------- -------------------- ---------------------- ----------
--------- ---------- --------------- ---------------------- ----------------- -------------------- ---------------------- ----------
--------- ---------- --------------- ---------------------- ----------------- -------------------- ---------------------- ----------
--------- ---------- --------------- ---------------------- ----------------- -------------------- ---------------------- ----------
--------- ---------- --------------- ---------------------- ----------------- -------------------- ---------------------- ----------
--------- ---------- --------------- ---------------------- ----------------- -------------------- ---------------------- ----------
--------- ---------- --------------- ---------------------- ----------------- -------------------- ---------------------- ----------
--------- ---------- --------------- ---------------------- ----------------- -------------------- ---------------------- ----------
--------- ---------- --------------- ---------------------- ----------------- -------------------- ---------------------- ----------
--------- ---------- --------------- ---------------------- ----------------- -------------------- ---------------------- ----------
--------- ---------- --------------- ---------------------- ----------------- -------------------- ---------------------- ----------
--------- ---------- --------------- ---------------------- ----------------- -------------------- ---------------------- ----------
--------- ---------- --------------- ---------------------- ----------------- -------------------- ---------------------- ----------
--------- ---------- --------------- ---------------------- ----------------- -------------------- ---------------------- ----------
--------- ---------- --------------- ---------------------- ----------------- -------------------- ---------------------- ----------
--------- ---------- --------------- ---------------------- ----------------- -------------------- ---------------------- ----------
--------- ---------- --------------- ---------------------- ----------------- -------------------- ---------------------- ----------
--------- ---------- --------------- ---------------------- ----------------- -------------------- ---------------------- ----------
========= ========== =============== ====================== ================= ==================== ====================== ==========

                                                                     EXHIBIT G-3

                             FORM OF SWING LINE NOTE


THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$____________                                                 New York, New York
                                                             ________ __, 200___

     FOR VALUE RECEIVED, the undersigned, [____________________], a __________
corporation (the "Borrower"), hereby unconditionally promises to pay to ____________________ (the "Swing Line Lender") or its registered assigns at the Payment Office specified in the Credit Agreement (as hereinafter defined) in lawful money of the United States and in immediately available funds, on the Revolving Credit Termination Date the principal amount of (a) ________DOLLARS ($____________), or, if less, (b) the aggregate unpaid principal amount of all Swing Line Loans made by the Swing Line Lender to the Borrower pursuant to
Section 2.6 of the Credit Agreement, as hereinafter defined. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.15 of such Credit Agreement.

     The holder of this Note is authorized to indorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Swing Line Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof. Each such indorsement shall constitute prima facie evidence of the accuracy of the information indorsed. The failure to make any such indorsement or any error in any such indorsement shall not affect the obligations of the Borrower in respect of any Swing Line Loan.

     This Note (a) is one of the Swing Line Notes referred to in the Credit Agreement dated as of October 23, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, Dobson Communications Corporation, Dobson Operating Co. L.L.C., the Lender, the other Lenders parties thereto, Lehman Commercial Paper Inc., as Administrative Agent, and others, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

     Upon the occurrence of any one or more of the Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, indorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 11.6 OF THE CREDIT AGREEMENT.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                                     [Borrower]


                                     By:
                                          Name:
                                          Title:

                                                                      Schedule A
                                                              to Swing Line Note

                               LOANS AND REPAYMENTS OF SWING LINE LOANS
                                       Amount of Principal  Unpaid Principal Balance
                     Amount of            of Swing Line           of Swing
      Date        Swing Line Loans        Loans Repaid           Line Loans          Notation Made By
----------------- ------------------ --------------------- ------------------------- ----------------
----------------- ------------------ --------------------- ------------------------- ----------------
----------------- ------------------ --------------------- ------------------------- ----------------
----------------- ------------------ --------------------- ------------------------- ----------------
----------------- ------------------ --------------------- ------------------------- ----------------
----------------- ------------------ --------------------- ------------------------- ----------------
----------------- ------------------ --------------------- ------------------------- ----------------
----------------- ------------------ --------------------- ------------------------- ----------------
----------------- ------------------ --------------------- ------------------------- ----------------
----------------- ------------------ --------------------- ------------------------- ----------------
----------------- ------------------ --------------------- ------------------------- ----------------
----------------- ------------------ --------------------- ------------------------- ----------------
----------------- ------------------ --------------------- ------------------------- ----------------
----------------- ------------------ --------------------- ------------------------- ----------------
----------------- ------------------ --------------------- ------------------------- ----------------
----------------- ------------------ --------------------- ------------------------- ----------------
----------------- ------------------ --------------------- ------------------------- ----------------
----------------- ------------------ --------------------- ------------------------- ----------------
----------------- ------------------ --------------------- ------------------------- ----------------
----------------- ------------------ --------------------- ------------------------- ----------------
----------------- ------------------ --------------------- ------------------------- ----------------
----------------- ------------------ --------------------- ------------------------- ----------------
----------------- ------------------ --------------------- ------------------------- ----------------
----------------- ------------------ --------------------- ------------------------- ----------------
================= ================== ===================== ========================= ================

                                                                       EXHIBIT H


                        FORM OF PREPAYMENT OPTION NOTICE




Attention of [            ]
Telecopy No. [            ]

[Date]

Ladies and Gentlemen:

          The undersigned, Lehman Commercial Paper Inc., as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, refers to the Credit Agreement, dated as of October 23, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Dobson Cellular Systems, Inc. as borrower (the "Borrower"), Dobson Communications Corporation, Dobson Operating Co. L.L.C., the Lenders parties thereto and the Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement

          The Administrative Agent hereby gives notice of a mandatory prepayment of the Term Loan to be made by the Borrower pursuant to Section 2.12(d) of the Credit Agreement. The portion of the prepayment amount to be allocated to the Term Loan held by you and the date on which such prepayment will be made to you (should you elect to receive such prepayment) are set forth below:


(A)      Term Loan Prepayment Amount                 __________

(B)      Prepayment Date:                            __________


          IF YOU DO NOT WISH TO RECEIVE ALL OF THE TERM LOAN PREPAYMENT AMOUNT TO BE ALLOCATED TO YOU ON THE MANDATORY PREPAYMENT DATE INDICATED IN PARAGRAPH
(B) ABOVE, please sign this notice in the space provided below and indicate the percentage of the Term Loan Prepayment Amount otherwise payable which you do not wish to receive. Please return this notice as so completed via telecopy to the attention of [_____________] at ________________, no later than 10:00 a.m., New
York City time, on the Prepayment Date, at Telecopy No. [________________]. IF YOU DO NOT RETURN THIS NOTICE, YOU WILL RECEIVE 100% OF THE TERM LOAN PREPAYMENT ALLOCATED TO YOU ON THE MANDATORY PREPAYMENT DATE.

                                          LEHMAN COMMERCIAL PAPER INC,
                                          as Administrative Agent


                                          By:___________________
                                          Name:
                                          Title:


                                          ---------------------------------,
                                          as Lender


                                          By:___________________
                                          Name:
                                          Title:

Percentage of Term Loan
Prepayment Amount
Declined: ____%

                                                                       EXHIBIT I


                          FORM OF EXEMPTION CERTIFICATE


          Reference is made to the Credit Agreement, dated as of October 23, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among DOBSON CELLULAR SYSTEMS, INC. an Oklahoma corporation (the "Borrower"), DOBSON COMMUNICATIONS CORPORATION, an Oklahoma corporation, DOBSON OPERATING CO. L.L.C., an Oklahoma limited liability company, the Lenders parties thereto, LEHMAN BROTHERS INC. and BEAR, STEARNS & CO. INC. as Arrangers, LEHMAN COMMERCIAL PAPER INC., as Administrative Agent, and others. Capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Credit Agreement.

          ______________________ (the "Non-U.S. Lender") is providing this certificate pursuant to Section 2.20(d) of the Credit Agreement. The Non-U.S. Lender hereby represents and warrants that:

     1. The Non-U.S. Lender is the sole record and beneficial owner of the Loans or the obligations evidenced by Note(s) in respect of which it is providing this certificate.

     2. The Non-U.S. Lender is not a "bank" for purposes of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code"). In this regard, the Non-U.S. Lender further represents and warrants that:

          (a) the Non-U.S. Lender is not subject to regulatory or other legal requirements as a bank in any jurisdiction; and

          (b) the Non-U.S. Lender has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements;

     3. The Non-U.S. Lender is not a 10-percent shareholder of the Borrower within the meaning of Section 881(c)(3)(B) of the Code; and

     4. The Non-U.S. Lender is not a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code.

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date set forth below.


                                      [NAME OF NON-U.S. LENDER]


                                      By:
                                      Name:
                                      Title:

Date:  ____________________

                                                                       EXHIBIT J


                             FORM OF LENDER ADDENDUM


          Reference is made to the Credit Agreement, dated as of October 23, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Dobson Cellular Systems, Inc., as Borrower, Dobson Communications Corporation, Dobson Operating Co. ,L.L.C., the Lenders parties thereto, Lehman Commercial Paper Inc., as Administrative Agent, and others party thereto. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          Upon execution and delivery of this Lender Addendum by the parties hereto as provided in Section 5.1(a) of the Credit Agreement, the undersigned hereby becomes a Lender thereunder having the Commitments set forth in Schedule 1 hereto, effective as of the Closing Date.

          THIS LENDER ADDENDUM SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          This Lender Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Lender Addendum to be duly executed and delivered by their proper and duly authorized officers as of this ____ day of October, 2003


                                        --------------------------------
                                                Name of Lender


                                         By:
                                         Name:
                                         Title:


Accepted and agreed:

DOBSON CELLULAR SYSTEMS, INC.


By:
    Name:
    Title:


LEHMAN COMMERCIAL PAPER INC., as
  Administrative Agent


By:
    Name:
    Title:

                                                                      Schedule 1

                         COMMITMENTS AND NOTICE ADDRESS


1.         Name of Lender:          _____________________________
           Notice Address:          _____________________________
                                    _____________________________
           Attention:               _____________________________
           Telephone:               _____________________________
           Facsimile:               _____________________________

2. Revolving Credit Commitment:

3. Term Loan Commitment:

                                                                       EXHIBIT K

                            FORM OF BORROWING NOTICE


To:      Lehman Commercial Paper Inc.,
as Administrative Agent
745 Seventh Avenue
New York, New York 10019
Attention:  Robert Berzins
Telecopy:  212 758 1906
Telephone:  212 526 3712

          Reference is hereby made to the Credit Agreement, dated as of October 23, 2003(as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Dobson Communications Corporation, an Oklahoma corporation (the "Parent"), Dobson Cellular Systems, Inc., an Oklahoma corporation ("Borrower"), Dobson Communications Corporation, an Oklahoma corporation, Dobson Operating Co. L.L.C., an Oklahoma limited liability company, the Lenders party thereto (the "Lenders"), Lehman Commercial Paper Inc., as Administrative Agent, and others. Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

          The Borrower hereby gives notice to the Administrative Agent that Loans under the Facility, and of the type and amount, set forth below are requested to be made on the date indicated below:

[TERM] [REVOLVING CREDIT] LOANS*


                           Interest           Aggregate
Type of Loans               Period              Amount         Date of Loans
-------------              --------           ---------        -------------

Base Rate Loans               N/A              ________         ___________

Eurodollar Loans**          ______             ________         ___________
                            ______             ________
                            ______             ________
                            ______             ________


          The Borrower hereby requests that the proceeds of Loans described in this Borrowing Notice be made available to it as follows:

            [insert/refer to attached transmittal wire instructions]

          The Borrower hereby certifies that all conditions contained in the Credit Agreement to the making of any Loan requested have been met or satisfied in full.


                                       DOBSON CELLULAR SYSTEMS, INC.


                                       By:
                                       Title:

DATE:_____________



------------------
* Specify the Facility under which Loans are requested. The Borrower shall submit a separate Borrowing Notice for requested Loans under each Facility.

** If more than one Interest Period is requested, the Borrower shall list duration of each requested Interest Period and amount of requested Loans allocated to each Interest Period.